As filed with the Securities and Exchange Commission on September 18, 2014

Securities Act File No. 333-05173

Investment Company Act File No. 811-07651

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under The Securities Act Of 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 73	☒

and/or

Registration Statement Under The Investment Company Act Of 1940	☒

Amendment No. 74 (Check appropriate box or boxes)	☒

VOYA VARIABLE PORTFOLIOS, INC.

(Exact Name of Registrant Specified in Charter)

7337 E. Doubletree Ranch Road, Suite 100

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (800) 992-0180

Huey P. Falgout, Jr., Esq Voya Investments, LLC 7337 E. Doubletree Ranch Road, Suite 100 Scottsdale, AZ 85258 (Name and Address of Agent for Service)	With copies to: Philip H. Newman, Esq. Goodwin Procter, LLP Exchange Place 53 State Street Boston, MA 02109

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b)	☒	On November 17, 2014, pursuant to paragraph (a)(1)

☐	On (date), pursuant to paragraph (b)	☐	75 days after filing pursuant to paragraph (a)(2)

☐	60 days after filing pursuant to paragraph (a)(1)	☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

VOYA VARIABLE PORTFOLIOS, INC.

(“Registrant”)

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

—	Cover Sheet

—	Contents of Registration Statement

—	Explanatory Note

—	Registrant’s Class T shares Prospectus for Voya Global Value Advantage Portfolio dated November 17, 2014

—	Registrant’s related Statement of Additional Information dated November 17, 2014

—	Part C

—	Signature Page

Explanatory Note

This Post-Effective Amendment No. 73 to the Registration Statement (“Amendment”) on Form N-1A for Voya Variable Portfolios, Inc. (the “Registrant”) is being filed under Rule 485(a) under the Securities Act of 1933, as amended, for the purpose of registering a new share class, Class T shares, for Voya Global Value Advantage Portfolio. Attached are this Portfolio’s Class T share Prospectus and Statement of Additional Information, each dated November 17, 2014.

Prospectus
November 17, 2014
•	Voya Global Value Advantage Portfolio
Class/Ticker: T/[xxxxx]
The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”), qualified pension and retirement plans (“Qualified Plans”), custodial accounts, and certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies, and other permitted investors.
THE PORTFOLIO MAY NOT BE AVAILABLE IN ALL JURISDICTIONS, UNDER ALL VARIABLE CONTRACTS OR UNDER ALL QUALIFIED PLANS.
The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Voya Global Value Advantage Portfolio  (formerly, ING Global Value Advantage Portfolio)
Investment Objective
The Portfolio seeks long-term capital growth and current income.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class	T [1]
Management Fee	0.46%
Distribution and/or Shareholder Services (12b-1) Fees	0.75%
Administrative Services Fee	0.10%
Other Expenses	[ ]%
Total Annual Portfolio Operating Expenses
Waivers and Reimbursements[2]
Total Annual Portfolio Operating Expenses after Waivers and Reimbursements
1	Based on Class ADV shares’ expenses adjusted for contractual differences.
2	The adviser is contractually obligated to limit expenses to [1.44]% for Class T shares through May 1, [2016]. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of waiver or reimbursement. The distributor is contractually obligated to waive 0.15% of the distribution fee for Class T shares through May 1, [2016]. Termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class		1 Yr	3 Yrs	5 Yrs	10 Yrs
T	$
The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 122% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests primarily in the equity securities of companies located in a number of different countries, one of which may be the United States. Equity securities include common and preferred stocks, warrants, and convertible securities. The Portfolio may invest without limit in countries with developing or emerging markets. The Portfolio does not limit its investments to companies in any particular market capitalization range.
The Portfolio may also invest in derivative instruments including futures or index futures to gain exposure to securities, security markets, market indices, or to seek to manage cash balances consistent with the Portfolio’s investment objectives and principal investment strategies.
The Portfolio may focus its investments in the financial services sector.
The Portfolio may invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
The sub-adviser (“Sub-Adviser”) seeks to construct an actively managed equity strategy designed to identify high quality dividend income securities focusing on both sustainability and growth of yield, as well as our proprietary fundamental research capabilities. The Sub-Adviser seeks to construct a portfolio with a gross dividend yield that exceeds the average dividend yield of the companies in the MSCI All Country World IndexSM. The Sub-Adviser utilizes a valuation based screening process to assist in selection of companies according to criteria which include the following:
•	an above average dividend yield and stability and growth of dividend;
•	companies which are profitable and have achieved an above average cash flow;
•	the potential for dividend growth.
Voya Global Value Advantage Portfolio
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The Sub-Adviser, from time to time, may select securities which do not meet all of these criteria. The Sub-Adviser then conducts intensive fundamental research on each company to evaluate its growth, profitability, and valuation characteristics.
The sub-adviser (“Sub-Adviser”) may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 33 1⁄3% of its total assets
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit    Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency    To the extent that the Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of the Portfolio and reduce its returns. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Focused Investing    To the extent that the Portfolio invests a substantial portion of its assets in a particular industry, sector, market segment, or geographical area, its investments will be sensitive to developments in that industry, sector, market segment, or geographical area. The Portfolio assumes the risk that changing economic conditions; changing political or regulatory conditions; or natural and other disasters affecting the particular industry, sector, market segment, or geographical area in which the Portfolio focuses its investments could have a significant impact on its investment performance and could ultimately cause the Portfolio to underperform, or be more volatile than, other funds that invest more broadly.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Interest Rate    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase the Portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain Portfolio investments, adversely affect values, and increase a Portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors.
Liquidity    If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the
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Voya Global Value Advantage Portfolio

amount the Portfolio could realize upon disposition. The Portfolio may make investments that become less liquid in response to market developments or adverse investor perception. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which the Portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Because the Portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio.
Securities Lending    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. Because Class T shares of the Portfolio had not commenced operations as of the calendar year ended December 31, 2013, the following bar chart shows the changes in the Portfolio's Class ADV shares’ performance from year to year, and the table compares the Portfolio's Class ADV shares’ performance to the performance of a broad-based securities market index/indices for the same period. Class T shares and Class ADV shares of the Portfolio would have substantially similar performance because they invest in the same portfolio of securities. However, Class T shares’ performance would be lower than Class ADV because of the lower expenses paid by Class ADV shares. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 2nd, 2009, 24.14% and Worst quarter: 1st, 2009, -17.03%
Average Annual Total Returns%1
(for the periods ended December 31, 2013)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	13.46	11.32	N/A	0.90	01/28/08
MSCI ACW IndexSM[2,3]	%	22.80	14.92	N/A	4.25
WisdomTree SM GHYE Index[3,4]	%	15.13	12.46	N/A	1.99
1	Prior to July 12, 2013, the Portfolio had a different investment objective and principal investment strategies.
2	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
3	Beginning on July 12, 2013, the Portfolio changed its benchmark from the WisdomTreeSM Global High-Yielding Equity Index to the MSCI All Country World IndexSM because the MSCI All Country World IndexSM is considered by the adviser to be a more appropriate benchmark reflecting the type of securities in which the Portfolio invests.
4	The index returns do not reflect deductions for fees, expenses, or taxes.
Portfolio Management
Investment Adviser	Sub-Adviser
Voya Investments, LLC	Voya Investment Management Co. LLC

Portfolio Managers
Christopher F. Corapi Portfolio Manager (since 07/13)	David Rabinowitz Portfolio Manager (since 07/13)
Vincent Costa, CFA Portfolio Manager (since 04/12)	James Ying, CFA Assistant Portfolio Manager (since 07/13)
Martin Jansen Portfolio Manager (since 07/13)
Voya Global Value Advantage Portfolio
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Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Voya Global Value Advantage Portfolio

KEY PORTFOLIO INFORMATION

This Prospectus contains information about the Portfolio and is designed to provide you with important information to help you with your investment decisions. Please read it carefully and keep it for future reference.
The Portfolio's Statement of Additional Information (“SAI”) is incorporated by reference into (legally made a part of) this Prospectus. It identifies investment restrictions, more detailed risk descriptions, a description of how the bond rating system works, and other information that may be helpful to you in your decision to invest. You may obtain a copy, without charge, from the Portfolio.
Other Voya mutual funds may also be offered to the public that have similar names, investment objectives, and principal investment strategies as those of the Portfolio. You should be aware that the Portfolio is likely to differ from these other Voya mutual funds in size and cash flow pattern. Accordingly, the performance of the Portfolio can be expected to vary from those of other Voya mutual funds.
Other mutual funds and/or funds-of-funds may invest in the Portfolio. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolio is a series of Voya Variable Portfolios, Inc. (formerly, ING Variable Portfolios, Inc.) (“Company”) a Maryland corporation. The Portfolio is managed by Voya Investments, LLC (formerly, ING Investments, LLC) (“Voya Investments” or “Adviser”).
The Portfolio's shares are classified into up to five classes of shares, Adviser Class (“Class ADV”), Class I, Class S, Service 2 Class (“Class S2”), and Class T shares. Only Class T shares are offered in this Prospectus. The classes of shares of the Portfolio are identical except for different expenses, certain related rights, and certain shareholder services. All share classes of the Portfolio have a common investment objective and investment portfolio.
Fundamental Policies
Fundamental investment policies contained in the SAI may not be changed without shareholder approval. The Board of Directors (“Board”) and/or the Adviser may change any other policies and investment strategies.
Non-Fundamental Investment Policies
The Portfolio has adopted non-fundamental investment policies to invest the Portfolio's assets in securities that are consistent with the Portfolio's name. For more information about these policies, please consult the SAI.
Portfolio Diversification
The Portfolio is diversified, as such term is defined in the 1940 Act. A diversified fund may not, as to 75% of its total assets, invest more than 5% of its total assets in any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or other investment companies). A non-diversified fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer.
Investor Diversification
Although the Portfolio is designed to serve as a component of a diversified investment portfolio of securities, no single mutual fund can provide an appropriate investment program for all investors. You should evaluate the Portfolio in the context of your personal financial situation, investment objectives, and other investments.
Temporary Defensive Strategies
When the Adviser or sub-adviser (if applicable) anticipates unusual market, economic, political, or other conditions, the Portfolio may temporarily depart from its principal investment strategies as a defensive measure. In such circumstances, the Portfolio may invest in securities believed to present less risk, such as cash, cash equivalents, money market fund shares and other money market instruments, debt securities that are high quality or higher quality than normal, more liquid securities, or others. While the Portfolio invests defensively, it may not achieve its investment objective. The Portfolio's defensive investment position may not be effective in protecting its value. It is impossible to predict accurately how long such alternative strategies may be utilized. The types of defensive positions in which the Portfolio may engage are identified and discussed in the SAI.
Percentage and Rating Limitations
The percentage and rating limitations on Portfolio investments listed in this Prospectus apply at the time of investment.
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KEY PORTFOLIO INFORMATION (continued)

Investment Not Guaranteed
Please note your investment is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.
Shareholder Reports
The Portfolio's fiscal year ends December 31. The Portfolio will send financial statements to its shareholders at least semi-annually. An annual shareholder report containing financial statements audited by the independent registered public accounting firm will be sent to shareholders every year.
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MORE INFORMATION ABOUT THE PORTFOLIO

Additional Information About the Investment Objective
The Portfolio's investment objective is non-fundamental and may be changed by a vote of the Portfolio's Board, without shareholder approval. The Portfolio will provide 60 days' prior written notice of any change in the non-fundamental investment objective. There is no guarantee the Portfolio will achieve its investment objective.
Additional Information About Principal Investment Strategies
For a complete description of the Portfolio's principal investment strategies, please see the Portfolio's summary prospectus or the summary section of this Prospectus.
Additional Information About the Risks
All mutual funds involve risk - some more than others - and there is always the chance that you could lose money or not earn as much as you hope. The Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. Below is a discussion of the risks associated with certain of the types of securities in which the Portfolio may invest and certain of the investment practices that the Portfolio may use. For more information about these and other types of securities and investment techniques that may be used by the Portfolio, see the SAI.
Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or sub-adviser can decide whether to use them. The Portfolio may invest in these securities or use these techniques as part of the Portfolio's principal investment strategies. However, the Adviser or sub-adviser may also use these investment techniques or make investments in securities that are not a part of the Portfolio's principal investment strategies.
The discussions below expand on the risks included in the Portfolio's summary section of the Prospectus. Please see the SAI for a further discussion of the principal and other investment strategies employed by the Portfolio.
Company.     The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities.    Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt securities, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
The value of a convertible security will normally fluctuate in some proportion to changes in the value of the underlying security because of the conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying security. A convertible security may also provide income and be subject to interest rate risk. Convertible securities may be lower-rated securities subject to greater levels of credit risk. In the event the issuer of a convertible security is unable to meet its financial obligations, declares bankruptcy, or becomes insolvent, a portfolio could lose money. A portfolio may be forced to convert a convertible security before it otherwise would do so, which may decrease the portfolio's returns.
Credit.     Prices of bonds and other debt instruments can fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay altogether.
Currency.     To the extent that a portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad. As a result, a portfolio's investments in foreign currency or foreign currency-denominated securities may reduce the value of the portfolio's assets.
Derivative Instruments.    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase
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the volatility of a portfolio and reduce its returns. Derivatives may not perform as expected, so a portfolio may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. In addition, given their complexity, derivatives expose a portfolio to the risk of improper valuation. Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. The investment of a portfolio's assets required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the portfolio; therefore, the purchase of certain derivatives may have an economic leveraging effect on the portfolio; thus exaggerating any increase or decrease in the net asset value of the portfolio. Investments in derivatives are generally negotiated over-the-counter with a single counterparty and as a result are subject to credit risks related to the counterparty's ability to perform its obligations and further that any deterioration in the counterparty's creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or for prices that do not reflect current market value. A portfolio's adviser or sub-adviser might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains to a portfolio.
Focused Investing in Financial Services Sector.    As a result of a portfolio investing a substantial portion of its assets in securities related to a particular industry/sector, the portfolio may be more sensitive to developments in that industry/sector than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry/sector in which a portfolio focuses its investments as a group fall out of favor, it could have a significant impact on the portfolio's performance and could ultimately cause the portfolio to underperform, or be more volatile than, other funds that invest more broadly. When a portfolio focuses its investments in the financial services sector, it will be subject to risks that include, but are not limited to, credit risk, interest rate risk, and regulatory risk. Banks and other financial institutions can be affected by such factors as downturns in the U.S. and foreign economies, the deterioration or failure of other financial institutions and changes in banking or securities regulations.
Foreign Investments/Developing and Emerging Markets.    To the extent a portfolio invests in securities of issuers in markets outside the United States, its share price may be more volatile than if it invested in securities of issuers in the U.S. market due to, among other things, the following factors: comparatively unstable political, social and economic conditions, and limited or ineffectual judicial systems; comparatively small market sizes, making securities less liquid and securities prices more sensitive to the movements of large investors and more vulnerable to manipulation; governmental policies or actions, such as high taxes, restrictions on currency movements, replacement of currency, potential for default on sovereign debt, trade or diplomatic disputes, creation of monopolies, and the seizure of private property through confiscatory taxation and expropriation or nationalization of company assets; incomplete, outdated, or unreliable information about securities issuers due to less stringent market regulation and accounting standards; comparatively undeveloped markets and weak banking and financial systems; market inefficiencies, such as higher transaction costs, and administrative difficulties, such as delays in processing transactions; and fluctuations in foreign currency exchange rates, which could reduce gains or widen losses. In addition, foreign taxes could reduce the income available to distribute to shareholders, and special U.S. tax considerations could apply to foreign investments. Depositary receipts are subject to risks of foreign investments and might not always track the price of the underlying foreign security. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.
Foreign investment risks may be greater in developing and emerging markets than in developed markets, for such reasons as social or political unrest, heavy economic dependence on agriculture or exports (particularly commodities), undeveloped or overburdened infrastructures, vulnerability to natural disasters, significant and unpredictable government intervention in markets or the economy, currency devaluations, runaway inflation, environmental problems, and business practices that depart from norms for developed countries and less developed or liquid markets for securities generally.
Interest Rate.    With bonds and other fixed rate debt instruments, a rise in interest rates generally causes values to fall; conversely, values generally rise as interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate generally will decrease when the market rate of interest to which the inverse security is indexed increases. As of the date of this Prospectus, interest rates in the United States are at or near historic lows, which may increase a portfolio's exposure to risks associated with rising interest rates. Rising interest rates could have
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For fixed-income securities, an increase in interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain portfolio investments, adversely affect values, and increase a portfolio’s costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed income markets.
Investment Model.    The manager's proprietary model may not adequately allow for existing or unforeseen market factors or the interplay between such factors. The proprietary models used by a manager to evaluate securities or securities markets are based on the manager’s understanding of the interplay of market factors and do not assure successful investment. The markets, or the price of individual securities, may be affected by factors not foreseen in developing the models. Portfolios that are actively managed, in whole or in part, according to a quantitative investment model can perform differently from the market as a whole based on the investment model and the factors used in the analysis, the weight placed on each factor, changes from the factors’ historical trends, and technical issues in the construction and implementation of the investment models (including, for example, data problems and/or software issues). There is no guarantee that the use of these investment models will result in effective investment decisions for a portfolio.
Liquidity.     If a security is illiquid, a portfolio might be unable to sell the security at a time when a portfolio's manager might wish to sell, and the security could have the effect of decreasing the overall level of the portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a portfolio could realize upon disposition. A portfolio may make investments that become less liquid in response to market developments or adverse investor perception. A portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the portfolio.
Market.     Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. From time to time, the stock market may not favor the growth-oriented securities in which a portfolio invests. Rather, the market could favor value-oriented securities or may not favor equities at all. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to portfolio costs and impair the ability of a portfolio to achieve its investment objectives.
Other Investment Companies.    The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Because a portfolio may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.
Other investment companies include ETFs and Holding Company Depositary Receipts (“HOLDRs”), among others. ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) the market price of an ETF's shares may trade at a discount to its net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading may be halted if the listing exchanges' officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.
Securities Lending.    Securities lending involves two primary risks: “investment risk” and “borrower default risk.” Investment risk is the risk that a portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that a portfolio will lose money due to the failure of a borrower to return a borrowed security in a timely manner.
To generate additional income, a portfolio may lend securities to financial institutions that are believed to be creditworthy by the adviser. When lending securities, a portfolio will receive cash or U.S. government securities as collateral.
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MORE INFORMATION ABOUT THE PORTFOLIO (continued)

When a portfolio lends its securities, it is responsible for investing the cash it receives as collateral from the borrower, and the portfolio could incur losses in connection with the investment of such collateral, often referred to as “investment risk.” A portfolio will minimize investment risk by limiting the investment of cash collateral to high-quality instruments of short maturity.
A portfolio may also lose money from the failure of a borrower to return a borrowed security in a timely manner, often referred to as “borrower default risk.” In the event of a borrower default, a portfolio will be protected to the extent the portfolio is able to exercise its rights in the collateral promptly and the value of such collateral is sufficient to purchase replacement securities. In addition, a portfolio will be protected by its securities lending agent, which has agreed to indemnify the portfolio from losses resulting from borrower default.
Additional Risks
The discussion below also includes risks that are not considered to be principal risks of the Portfolio, but are considered to be relevant to the Portfolio.
Counterparty.     The entity with which a portfolio conducts portfolio-related business (such as trading or securities lending), or that underwrites, distributes or guarantees investments or agreements that the portfolio owns or is otherwise exposed to, may refuse or may become unable to honor its obligations under the terms of a transaction or agreement. As a result, that portfolio may sustain losses and be less likely to achieve its investment objective. These risks may be greater when engaging in over-the-counter transactions.
Increase in Expenses.    Your actual cost of investing in a portfolio may be higher or lower than the expenses shown in the portfolio's Annual Portfolio Operating Expenses for a variety of reasons. For example, expense ratios may be higher than those shown if the portfolio's assets decrease. The portfolio's assets may decrease and portfolio expense ratios increase for many reasons, including volatility in the portfolio's net asset value caused by volatility in the secondary markets for assets in which the portfolio invests.
Investment by Other Funds.    Various other mutual funds and/or funds-of-funds, including some Voya mutual funds, may invest in a portfolio. If investments by these other funds result in large inflows or outflows of cash from the portfolio, the portfolio's performance or realization of capital gains could be affected. While it is very difficult to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, these transactions could also increase transaction costs or portfolio turnover. The adviser or sub-adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on a portfolio and funds-of-funds as a result of these transactions.
Manager.     A portfolio is subject to manager risk because it is an actively managed investment portfolio. The adviser, the sub-adviser or each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a portfolio, but there can be no guarantee that these will produce the desired results. Many managers of equity funds employ styles that are characterized as “value” or “growth.” However, these terms can have different application by different managers. One manager's value approach may be different from another, and one manager's growth approach may be different from another. For example, some value managers employ a style in which they seek to identify companies that they believe are valued at a more substantial or “deeper discount” to a company's net worth than other value managers. Therefore, some funds that are characterized as growth or value can have greater volatility than other funds managed by other managers in a growth or value style.
10

PORTFOLIO HOLDINGS INFORMATION

A description of the Portfolio's policies and procedures regarding the release of portfolio holdings information is available in the Portfolio's SAI. Portfolio holdings information can be reviewed online at www.voyainvestments.com.
11

MANAGEMENT OF THE PORTFOLIO

The Investment Adviser
Voya Investments, an Arizona limited liability company, serves as the investment adviser to the Portfolio. Voya Investments has overall responsibility for the management of the Portfolio. Voya Investments oversees all investment advisory and portfolio management services for the Portfolio. Voya Investments is registered with the SEC as an investment adviser.
The Adviser is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (formerly, ING U.S., Inc.) Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of the date of this Prospectus, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin, with operations in more than 40 countries.
Voya Investments' principal office is located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. As of September 30, 2014, Voya Investments managed approximately $[  ] billion in assets.
In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).
In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.
ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.
It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO. Shareholders of the Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.
The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.
The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.
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MANAGEMENT OF THE PORTFOLIO (continued)

Management Fee
The Adviser is responsible for all of its own costs, including costs of its personnel required to carry out its investment advisory duties.
The following table shows the aggregate annual management fee paid by the Portfolio for the most recent fiscal as a percentage of that Portfolio's average daily net assets:
Management Fee
Voya Global Value Advantage Portfolio	0.46%
[For information regarding the basis for the Board’s September 2014 approval of the investment advisory and investment sub-advisory relationships (if applicable), please refer to the Portfolio's annual shareholder report to be dated December 31, 2014.]
The Sub-Adviser and Portfolio Managers
The Adviser has engaged a sub-adviser to provide the day-to-day management of the Portfolio's portfolio. The sub-adviser is an affiliate of the Adviser.
The Adviser acts as a “manager-of-managers” for the Portfolio. The Adviser has ultimate responsibility, subject to the oversight of the Portfolio’s Board, to oversee any sub-advisers and to recommend the hiring, termination, or replacement of sub-advisers. The Portfolio and the Adviser have received exemptive relief from the SEC which permits the Adviser, with the approval of the Portfolio’s Board but without obtaining shareholder approval, to enter into or materially amend a sub-advisory agreement with sub-advisers that are not affiliated with the Adviser (“non-affiliated sub-advisers”) as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of the Adviser or of another company that, indirectly or directly wholly owns the Adviser (“wholly-owned sub-advisers”).
Consistent with the “manager-of-managers” structure, the Adviser delegates to the sub-advisers of the Portfolio the responsibility for day-to-day investment management subject to the Adviser’s oversight. The Adviser is responsible for, among other things, monitoring the investment program and performance of the sub-advisers of the Portfolio. Pursuant to the exemptive relief, the Adviser, with the approval of the Portfolio’s Board, has the discretion to terminate any sub-adviser (including terminating a non-affiliated sub-adviser and replacing it with a wholly-owned sub-adviser), and to allocate and reallocate the Portfolio’s assets among other sub-advisers. In these instances, the Adviser may have an incentive to select or retain an affiliated sub-adviser. In the event that the Adviser exercises its discretion to replace a sub-adviser of the Portfolio or add a new sub-adviser to the Portfolio, the Portfolio will provide shareholders with information about the new sub-adviser and the new sub-advisory agreement within 90 days. The appointment of a new sub-adviser or the replacement of an existing sub-adviser may be accompanied by a change to the name of the Portfolio and a change to the investment strategies of the Portfolio.
Under the terms of the sub-advisory agreement, the agreement can be terminated by the Adviser or the Portfolio’s Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or the Adviser may assume day-to-day investment management of the Portfolio.
The “manager-of-managers” structure and reliance on the exemptive relief has been approved by the Portfolio’s shareholders.
Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC)
Voya Investment Management Co. LLC (“Voya IM” or “Sub-Adviser”), a Delaware limited liability company, was founded in 1972 and is registered with the SEC as an investment adviser. Voya IM is an indirect, wholly-owned subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. Voya IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. Voya IM's principal office is located at 230 Park Avenue, New York, New York 10169. As of September 30, 2014, Voya IM managed approximately $[  ] billion in assets.
The following individuals are jointly responsible for the day-to-day management of the Voya Global Value Advantage Portfolio.
Christopher F. Corapi, Portfolio Manager and Chief Investment Officer of equities, joined Voya IM in February 2004. Prior to joining Voya IM, Mr. Corapi served as global head of equity research at Federated Investors since 2002. He served as head of U.S. equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and head of emerging markets research at JPMorgan Investment Management beginning in 1998.
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MANAGEMENT OF THE PORTFOLIO (continued)

Vincent Costa, CFA, Portfolio Manager, and Head of the Portfolio Engineering Group responsible for overseeing portfolio construction, is responsible for leading the portfolio implementation effort for all equity index funds and enhanced index funds. Mr. Costa joined Voya IM in April 2006 as head of portfolio management for quantitative equity. Prior to joining Voya IM, Mr. Costa was with Merrill Lynch Investment Management, where he worked for seven years in quantitative equity leadership positions. Most recently, he served as managing director and head of their quantitative investments organization where he had overseen some $60 billion in assets across 70 funds. Prior to that, Mr. Costa worked at Bankers Trust Company as a senior portfolio manager, managing global index and enhanced index products.
Martin Jansen, Portfolio Manager, has primary responsibility for the International Value Strategy. Mr. Jansen was previously responsible for managing the transition of the U.S. equity trading facility and U.S. equity assets from ING Investment Management The Hague to Voya IM. He joined Voya IM in 1997 as senior manager to co-manage U.S. equity portfolios and was named head of the U.S. equity team in 1999. Prior to joining Voya IM, Mr. Jansen was responsible for the U.S. equity and venture capital portfolios at a large corporate Dutch pension fund.
David Rabinowitz, Portfolio Manager, also serves as Head of International Equity and Director of Equity Research. Mr. Rabinowitz joined Voya IM in January 2008. He was employed by JPMorgan from May 2002 to November 2007 where he held several equity leadership positions. Most recently, he served as director of emerging markets equity research, and before that, was the director of global sector research. Previously, he was a global consumer strategist at UBS Warburg and prior to that, he was a U.S. equity analyst for Smith Barney and Sanford C. Bernstein & Company.
James Ying, CFA, Assistant Portfolio Manager and quantitative analyst for U.S. equities, joined Voya IM in 2011. Prior to joining Voya IM, Mr. Ying was a quantitative analyst with Piedmont Investment Advisors from 2009 to 2011, Numeric Investors from 2006 to 2009, and Goldman Sachs Asset Management from 2000 to 2006.
Historical adviser/sub-adviser/name and strategies information:
Effective Date	Portfolio Name	Sub-Adviser
07/12/13	ING Global Value Advantage Portfolio*	No change
Since inception	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	Voya Investment Management Co. LLC
*	Name change, change in investment objective, and change in principal investment strategies.
Additional Information Regarding the Portfolio Managers
The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of securities in the Portfolio.
The Administrator
Voya Funds Services, LLC (formerly, ING Funds Services, LLC) (“Administrator”) serves as administrator to the Portfolio and receives an annual administrative services fee payable in monthly installments equal to 0.10% of the Portfolio's average daily net assets.
The administrative services provided to the Portfolio includes acting as a liaison among the various service providers to the Portfolio, including the custodian, portfolio accounting agent, and the insurance companies to which the Portfolio offers its shares. The Administrator also reviews the Portfolio for compliance with applicable legal requirements and monitors the Sub-Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Portfolio.
The Distributor
Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) (“Distributor”) is the principal underwriter and distributor of the Portfolio. It is a Delaware limited liability company with its principal offices at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.
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MANAGEMENT OF THE PORTFOLIO (continued)

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.
15

HOW SHARES ARE PRICED

The net asset value (“NAV”) per share of the Portfolio is determined each business day as of the close of regular trading (“Market Close”) on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) each day on which the NYSE is open for trading. The Portfolio is open for business every day the NYSE is open. Portfolio shares will not be priced on days when the NYSE is closed. The NAV per share of each class of the Portfolio is calculated by taking the value of the Portfolio's assets attributable to that class, subtracting the Portfolio's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. To the extent the Portfolio invests in other open-end funds (other than ETFs), the Portfolio will calculate its NAV using the NAV of the funds in which it invests as described in that fund's prospectus.
In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. Securities prices may be obtained from independent pricing services. Shares of investment companies held by the Portfolio will generally be valued at the latest NAV reported by that investment company. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Portfolio's NAV is not calculated. As a result, the NAV of the Portfolio may change on days when shareholders will not be able to purchase or redeem the Portfolio's shares. When market quotations are not available or are deemed unreliable, the Portfolio will use a fair value for an asset that is determined in accordance with procedures adopted by the Portfolio's Board. The types of assets for which such fair value pricing might be required include, but are not limited to:
•	Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;
•	Securities of an issuer that has entered into a restructuring;
•	Securities whose trading has been halted or suspended;
•	Debt instruments that have gone into default and for which there are no current market value quotations; and
•	Securities that are restricted as to transfer or resale.
The Portfolio or the Adviser may rely on the recommendations of a fair value pricing service approved by the Portfolio's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. The Adviser will make such determinations in good faith in accordance with procedures adopted by the Portfolio's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its NAV per share.
When your Variable Contract or Qualified Plan is buying shares of the Portfolio, it will pay the NAV that is next calculated after the order from the Variable Contract owner or Qualified Plan participant is received in proper form. When the Variable Contract owner or Qualified Plan participant is selling shares, it will normally receive the NAV that is next calculated after the order form is received from the Variable Contract owner or Qualified Plan participant in proper form. Investments will be processed at the NAV next calculated after an order is received and accepted by the Portfolio or its designated agent. In order to receive that day's price, your order must be received by Market Close.
16

HOW TO BUY AND SELL SHARES

The Portfolio's shares may be offered to insurance company separate accounts serving as investment options under Variable Contracts, Qualified Plans outside the separate account context, custodial accounts, certain investment advisers and their affiliates in connection with the creation or management of the Portfolio, other investment companies and other investors as permitted by the diversification and other requirements of section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”) and the underlying U.S. Treasury Regulations. The Portfolio may not be available as an investment option in your Variable Contract, through your Qualified Plan, or other investment company. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or redemptions from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
The Portfolio currently does not foresee any disadvantages to investors if the Portfolio serves as an investment option for Variable Contracts and if it offers its shares directly to Qualified Plans and other permitted investors. However, it is possible that the interests of Variable Contracts owners, plan participants, and other permitted investors for which the Portfolio serves as an investment option might, at some time, be in conflict because of differences in tax treatment or other considerations. The Board directed the Adviser to monitor events to identify any material conflicts between Variable Contract owners, plan participants, and other permitted investors and would have to determine what action, if any, should be taken in the event of such conflict. If such a conflict occurred, an insurance company participating in the Portfolio might be required to redeem the investment of one or more of its separate accounts from the Portfolio or a Qualified Plan, investment company, or other permitted investor might be required to redeem its investment, which might force the Portfolio to sell securities at disadvantageous prices. The Portfolio may discontinue sales to a Qualified Plan and require plan participants with existing investments in the Portfolio to redeem those investments if the Qualified Plan loses (or in the opinion of the Adviser, is at risk of losing) its Qualified Plan status.
In addition, the Portfolio's shares may be purchased by certain other management investment companies, including through fund-of-fund arrangements with Voya affiliated mutual funds. In some cases the Portfolio may serve as a primary or significant investment vehicle for the fund-of-funds. From time to time, the Portfolio may experience large investments or redemptions due to allocation or rebalancing by these funds-of-funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on Portfolio management. For example, the Portfolio may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales or securities result in gains and could also increase transaction costs or portfolio turnover. The Adviser and Sub-Adviser will monitor transactions by the funds-of-funds and will attempt to minimize any adverse effects on the Portfolio as a result of these transactions. So long as the Portfolio accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.
The Portfolio reserves the right to suspend the offering of shares or to reject any specific purchase order. The Portfolio may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the SEC.
Distribution Plan and Shareholder Service Plan
The Portfolio has a distribution plan pursuant to Rule 12b-1 (“Distribution Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class T shares. These payments are made to the Distributor on an ongoing basis as compensation for services the Distributor provides and expenses it bears in connection with the marketing and other fees to support the sale and distribution of Class T shares of the Portfolio. Under the Distribution Plan, the Portfolio makes payment at an annual rate of 0.50% of the Portfolio’s average daily net assets attributable to its Class T shares. The Distributor has agreed to waive 0.15% of the distribution fee for Class T shares through May 1, 2016.
The Portfolio has a shareholder service plan (“Service Plan”) for its Class T shares. These payments are made to the Distributor in connection with shareholder services rendered to Portfolio shareholders and the maintenance of shareholders’ accounts. The Service Plan allows the Company to enter into shareholder servicing agreements with insurance companies, broker dealers (including the Adviser) and other financial intermediaries that provide shareholder and administrative services relating to Class T shares of the Portfolio and its shareholders, including Variable Contract owners or Qualified Plan participants with interests in the Portfolio. Under the Service Plan, the Portfolio makes payments at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
17

HOW TO BUY AND SELL SHARES (continued)

Because these distribution and shareholder service fees are paid out of the Portfolio’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
18

FREQUENT TRADING - MARKET TIMING

The Portfolio is intended for long-term investment and not as a short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers should not purchase shares of the Portfolio. Shares of the Portfolio are primarily sold through omnibus account arrangements with financial intermediaries, as investment options for Variable Contracts issued by insurance companies and as investment options for Qualified Plans. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The Portfolio's administrator has agreements which require such intermediaries to provide detailed account information, including trading history, upon request of the Portfolio.
The Portfolio relies on the financial intermediaries to monitor frequent, short-term trading within the Portfolio by its customers. You should review the materials provided to you by your financial intermediary including, in the case of a Variable Contract, the prospectus that describes the contract or, in the case of a Qualified Plan, the plan documentation for its policies regarding frequent, short-term trading. With trading information received as a result of these agreements, the Portfolio may make a determination that certain trading activity is harmful to the Portfolio and its shareholders, even if such activity is not strictly prohibited by the intermediaries' excessive trading policy. As a result, a shareholder investing directly or indirectly in the Portfolio may have their trading privileges suspended without violating the stated excessive trading policy of the intermediary. The Portfolio reserves the right, in its sole discretion and without prior notice, to reject, restrict, or refuse purchase orders whether directly or by exchange including purchase orders that have been accepted by a financial intermediary. The Portfolio seeks assurances from the financial intermediaries that they have procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the procedures of the financial intermediaries will be able to curtail frequent, short-term trading activity.
The Portfolio believes that market timing or frequent, short-term trading in any account, including a Variable Contract or Qualified Plan account, is not in the best interest of the Portfolio or its shareholders. Due to the disruptive nature of this activity, it can adversely impact the ability of the Adviser or the Sub-Adviser (if applicable) to invest assets in an orderly, long-term manner. Frequent trading can disrupt the management of the Portfolio and raise their expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; lost opportunity costs; and large asset swings that decrease the Portfolio's ability to provide maximum investment return to all shareholders. This in turn can have an adverse effect on the Portfolio's performance.
If the Portfolio invests in foreign securities, it may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time the Portfolio computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Portfolio's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Portfolio based on such pricing discrepancies. This is often referred to as “price arbitrage.” Such price arbitrage opportunities may also occur in portfolios which do not invest in foreign securities. For example, if trading in a security held by the Portfolio is halted and does not resume prior to the time the Portfolio calculates its NAV, such “stale pricing” presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Portfolio has adopted fair valuation policies and procedures intended to reduce the Portfolio's exposure to price arbitrage, stale pricing, and other potential pricing discrepancies. However, to the extent that the Portfolio's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Portfolio shares, which negatively affects long-term shareholders.
Although the policies and procedures known to the Portfolio that are followed by the financial intermediaries that use the Portfolio and the monitoring by the Portfolio are designed to discourage frequent, short-term trading, none of these measures can eliminate the possibility that frequent, short-term trading activity in the Portfolio will occur. Moreover, decisions about allowing trades in the Portfolio may be required. These decisions are inherently subjective, and will be made in a manner that is in the best interest of the Portfolio's shareholders.
19

PAYMENTS TO FINANCIAL INTERMEDIARIES

Voya mutual funds may be offered as investment options in Variable Contracts issued by affiliated and non-affiliated insurance companies and in Qualified Plans. Fees derived from the Portfolio's Distribution and/or Service Plans (if applicable) may be paid to insurance companies, broker-dealers, and companies that service Qualified Plans for selling the Portfolio's shares and/or for servicing shareholder accounts. In addition, the Portfolio's Adviser, Distributor, Administrator or its affiliated entities, out of their own resources and without additional cost to the Portfolio or its shareholders, may pay additional compensation to these insurance companies, broker-dealers, or companies that service Qualified Plans. The Adviser, Distributor, Administrator, or affiliated entities of the Portfolio may also share their profits with affiliated insurance companies or other Voya entities through inter-company payments.
For non-affiliated insurance companies and Qualified Plans, payments from the Portfolio's Distribution and/or Service Plans (if applicable) as well as payments (if applicable) from the Portfolio's Adviser and/or Distributor generally are based upon an annual percentage of the average net assets held in the Portfolio by those companies. The Portfolio's Adviser and Distributor may make payments for administrative, record keeping, or other services that insurance companies or Qualified Plans provide to facilitate investment in the Portfolio. These payments as well as payments from the Portfolio's Distribution and/or Service Plans (if applicable) may also provide incentive for insurance companies or Qualified Plans to make the Portfolio available through Variable Contracts or Qualified Plans, and thus they may promote the distribution of the shares of the Portfolio.
As of the date of this Prospectus, the Distributor has entered into agreements with the following non-affiliated insurance companies: Zürich Kemper Life Insurance Company; Symetra Life Insurance Company; and First Fortis Life Insurance Company. Fees payable under these agreements are at annual rates that range from 0.15% to 0.25%. This is computed as a percentage of the average aggregate amount invested in the Portfolio by Variable Contract holders through the relevant insurance company's Variable Contracts.
The insurance companies issuing Variable Contracts or Qualified Plans that use the Portfolio as an investment option may also pay fees to third parties in connection with distribution of the Variable Contracts and for services provided to Variable Contract owners. Entities that service Qualified Plans may also pay fees to third parties to help service the Qualified Plans or the accounts of their participants. The Portfolio, the Adviser, and the Distributor are not parties to these arrangements. Variable Contract owners should consult the prospectus and statement of additional information for their Variable Contracts for a discussion of these payments and should consult with their agent or broker. Qualified Plan participants should consult with their pension servicing agent.
Ultimately, the agent or broker selling the Variable Contract to you could have a financial interest in selling you a particular product to increase the compensation they receive. Please make sure you read fully each prospectus and discuss any questions you have with your agent or broker.
20

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions
Dividends from net investment income are declared and paid by the Portfolio at least annually. The Portfolio will also pay distributions from net realized capital gains, reduced by available capital losses, at least annually. All dividends and capital gain distributions will be automatically reinvested in additional shares of the Portfolio at the NAV of such shares on the payment date unless a participating insurance company's separate account is permitted to hold cash and elects to receive payment in cash. From time to time, a portion of the Portfolio's distributions may constitute a return of capital.
To comply with federal tax regulations, the Portfolio may also pay an additional capital gains distribution.
Tax Matters
Holders of Variable Contracts should refer to the prospectus for their contracts for information regarding the tax consequences of owning such contracts and should consult their tax advisers before investing.
The Portfolio intends to qualify as a regulated investment company (“RIC”) for federal income tax purposes by satisfying the requirements under Subchapter M of the Code, including requirements with respect to diversification of assets, distribution of income and sources of income. As a RIC, the Portfolio generally will not be subject to tax on its net investment company taxable income and net realized capital gains that it distributes to its shareholders.
The Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for Variable Contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from the Portfolio to the insurance company's separate accounts.
Since the sole shareholders of the Portfolio will be separate accounts or other permitted investors, no discussion is included herein as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the policies, see the attached prospectus for the policy.
See the SAI for further information about tax matters.
THE TAX STATUS OF YOUR INVESTMENT IN THE PORTFOLIO DEPENDS UPON THE FEATURES OF YOUR VARIABLE CONTRACT. FOR FURTHER INFORMATION, PLEASE REFER TO THE PROSPECTUS FOR THE VARIABLE CONTACT.
21

INDEX DESCRIPTION

The MSCI All Country World IndexSM (“MSCI ACW IndexSM”) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
22

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Portfolio's financial performance for the past five years. Certain information reflects financial results for a single share. The total returns represent the rate that an investor would have earned (or lost) on an investment in a share of the Portfolio (assuming reinvestment of all dividends and distributions). This information (except for the period ended June 30, 2014) has been derived from the Portfolio's financial statements that were audited by KPMG LLP, an independent registered public accounting firm. The report of KPMG LLP, along with the financial statements included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference. The information for the period ended June 30, 2014 is derived from the Portfolio's unaudited financial statement which is included in the Portfolio's semi-annual shareholder report dated June 30, 2014 and is available upon request.
Because Class T shares of the Portfolio had not commenced operations as of the fiscal year ended December 31, 2013, financial highlights for Class ADV shares are presented for the Portfolio. Annual returns would differ only to the extent that Class T and Class ADV shares have different expenses.
23

FINANCIAL HIGHLIGHTS (continued)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less distributions							Ratios to average net assets				Supplemental data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payments from distribution settlement/affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments, if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or Period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000's)	(%)
Voya Global Value Advantage Portfolio
Class ADV
06-30-14	8.94	0.12 •	0.45	0.57	0.24	—	—	0.24	—	9.27	6.49	1.14	1.14	1.14	2.75	1,364	59
12-31-13	8.15	0.23 •	0.85	1.08	0.29	—	—	0.29	—	8.94	13.46	1.27	1.28	1.28	2.70	1,312	122
12-31-12	7.38	0.25 •	0.81	1.06	0.29	—	—	0.29	—	8.15	14.74	1.33	1.34	1.34	3.25	1,485	23
12-31-11	7.93	0.27 •	(0.56)	(0.29)	0.26	—	—	0.26	—	7.38	(4.18)	1.34	1.34	1.34	3.48	812	25
12-31-10	7.76	0.20 •	0.24	0.44	0.27	—	—	0.27	—	7.93	5.80	1.37	1.34 †	1.34 †	2.67 †	695	47
12-31-09	5.99	0.22	1.55	1.77	—	—	—	—	—	7.76	29.55	1.31	1.29 †	1.29 †	3.40 †	1	66
ACCOMPANYING NOTES TO FINANCIAL HIGHLIGHTS
(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions, and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
(4)	Ratios reflect operating expenses of the Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by the Portfolio. Net investment income (loss) is net of all such additions or reductions.
•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.
24

TO OBTAIN MORE INFORMATION
You'll find more information about the Portfolio in our:
ANNUAL/SEMI-ANNUAL SHAREHOLDER REPORTS
In the Portfolio's annual/semi-annual shareholder reports, you will find a discussion of the recent market conditions and principal investment strategies that significantly affected the Portfolio's performance during the last fiscal year, the financial statements and the independent registered public accounting firm's reports (in the annual shareholder report only).
STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the Portfolio. The SAI is legally part of this Prospectus (it is incorporated by reference). A copy has been filed with the SEC.
Please write, call or visit our website for a free copy of the current annual/semi-annual shareholder reports, the SAI, or other Portfolio information.
To make shareholder inquiries contact:
Voya Investment Management
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, AZ 85258-2034
1-800-992-0180
or visit our website at www.voyainvestments.com
This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public Reference Room in Washington, D.C. or call 202-551-8090 for information on the operation of the Public Reference Room. Otherwise, you may obtain the information for a fee, by contacting the SEC at:
U.S. Securities and Exchange Commission
Public Reference Section
100 F Street, N.E.
Washington, D.C. 20549
or at the e-mail address: publicinfo@sec.gov
Or obtain the information at no cost by visiting the SEC’s Internet website at www.sec.gov.
When contacting the SEC, you will want to refer to the Portfolio's SEC file number. The file number is as follows:
Voya Variable Portfolios, Inc.	811-7651
Voya Global Value Advantage Portfolio
PRO-471145[ ]	([ ]14-[ ]14)

STATEMENT OF ADDITIONAL INFORMATION

[November 17, 2014]

VOYA VARIABLE PORTFOLIOS, INC.

(formerly, ING Variable Portfolios, Inc.)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 992-0180

Voya Global Value Advantage Portfolio

(formerly, ING Global Value Advantage Portfolio)

Class/Ticker: T/[XXXXX]

This Statement of Additional Information (“SAI”) relates to the series listed above (a “Portfolio”) of Voya Variable Portfolios, Inc. (“Company”). A prospectus or prospectuses for the Portfolio dated [November 17, 2014] (each a “Prospectus” and collectively, the “Prospectuses”) that provide the basic information you should know before investing in the Portfolio may be obtained without charge from the Portfolio or the Portfolio’s principal underwriter, Voya Investments Distributor, LLC, (formerly, ING Investments Distributor, LLC) (“Distributor”), at the address or phone number written above. This SAI is not a prospectus, but is incorporated therein by reference and should be read in conjunction with the Prospectuses dated [November 17, 2014], which have been filed with the U.S. Securities and Exchange Commission (“SEC”).

The information in this SAI expands on the information contained in the Prospectuses and any supplements thereto. The Portfolio’s financial statements and the independent registered public accounting firm’s report thereon, included in the annual shareholder report dated December 31, 2013, are incorporated herein by reference. Copies of the Prospectuses and annual or unaudited semi-annual shareholder reports may be obtained upon request and without charge by contacting the Portfolio at the address or phone number written above. Capitalized terms used, but not defined, in this SAI have the same meaning as in the Prospectuses and some additional terms are defined particularly for this SAI.

Shares of the Portfolio are sold to insurance company separate accounts (“Separate Accounts”), so that the Portfolio may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies (“Variable Contracts”). The Portfolio may also sell its shares to certain other investors, such as qualified pension and retirement plans (“Qualified Plans”), insurance companies, and any investment adviser to the Portfolio as well as to the general accounts of any insurance company whose Separate Accounts hold shares of the Portfolio. Shares of the Portfolio are currently offered to Separate Accounts of insurance companies that are subsidiaries of ING Groep N.V. (“ING Groep”) as well as non-affiliated insurance companies. Shares of the Portfolio may also be made available to affiliated investment companies under funds-of-funds arrangements, consistent with Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended (“1940 Act”) and U.S. Treasury Regulation Section 1.817-5. For information on allocating premiums and cash values under the terms of the Variable Contracts, see the prospectus for your Variable Contract.

INTRODUCTION

This SAI is designed to expand upon information contained in the Portfolio’s Prospectuses, including the discussion of certain securities and investment techniques. The more detailed information contained in this SAI is intended for investors who have read the Prospectuses and are interested in a more detailed explanation of certain aspects of some of the Portfolio’s securities and some investment techniques. Some of the Portfolio’s investment techniques are described only in the Prospectuses and are not repeated herein.

HISTORY OF THE COMPANY

Voya Variable Portfolios, Inc. is a Maryland corporation established under Articles of Incorporation, on June 4, 1996, as an open-end, management investment company.

Voya Variable Portfolios, Inc. is authorized to issue multiple series and classes of shares, each with different investment objectives, policies and restrictions.

Registrant Name Changes

The following table sets forth name changes for the Registrant.

Current Name	Former Names	Date of Change
Voya Variable Portfolios, Inc.	ING Variable Portfolios, Inc.	May 1, 2014

HISTORY OF THE PORTFOLIO

Portfolio Name Changes

The following table sets forth name changes for the Portfolio.

Current Name	Former Names	Date of Change
Voya Global Value Advantage Portfolio	ING Global Value Advantage Portfolio	May 1, 2014
	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	July 12, 2013

Share Classes

The Boards of Directors of the Portfolio (“Board”) have the authority to subdivide each of its respective Portfolios into classes of shares having different attributes, so long as each share of each class represents a proportionate interest in the Portfolio equal to each other share in that Portfolio. Shares of the Portfolio currently are classified into five classes: Class ADV, Class I, Class S, Class S2, and Class T shares. Each class of shares has the same rights, privileges, and preferences, except with respect to: (i) the distribution fees borne by Class ADV, Class S, Class S2, and Class T shares; (ii) the distribution/shareholder service fees borne by Class S shares of each series of Voya Variable Portfolios, Inc.; (iii) the shareholder service fees borne by Class ADV, Class S2, and Class T shares; (iv) the expenses allocable exclusively to each class; and (v) the voting rights on matters exclusively affecting a single class. Only Class T shares are offered through this SAI.

Voya Global Value Advantage Share Classes

Portfolio	Class ADV	Class I	Class S	Class S2	Class T
Voya Global Value Advantage	X	X	X	X	X

Capital Stock

Shares of the Portfolio have no preemptive or conversion rights. Each share of the Portfolio has the same rights to share in dividends declared by the Portfolio. Upon liquidation of the Portfolio, shareholders in that Portfolio are entitled to share pro rata in the net assets of the Portfolio available for distribution to shareholders. Shares of the Portfolio are fully paid and non-assessable.

Voting Rights

Shareholders of the Portfolio are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors, as the case may be (hereafter, “Directors”) (to the extent hereinafter provided), and on other matters submitted to the vote of shareholders. Participants who select the Portfolio for investment through their Variable Contract are not the shareholders of the Portfolio. The insurance companies that issue the Separate Accounts are the true shareholders, but generally pass through voting to participants as described in the prospectus for the applicable Variable Contract. Once the initial Board is elected, no meetings of the shareholders for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares requests such a vote. The Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between any such meetings shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholders.

Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors of Voya Variable Portfolios, Inc. may be removed at any meeting of shareholders by the vote of a majority of all shares entitled to vote. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Portfolio, in which event the holders of the remaining shares will be unable to elect any person as a Director.

Voya Variable Portfolios, Inc. Service Providers

The following table sets forth various Voya services providers, their historical names, and the service they provide to all the funds and portfolios in the Voya family of funds.

Current Name	Former Names	Service
Voya Investments, LLC	ING Investments, LLC	Investment Adviser
ING Pilgrim Investments, LLC
ING Pilgrim Investments, Inc.
Pilgrim American Investments
Voya Investment Management Co. LLC	ING Investment Management Co. LLC	Sub-Adviser to certain funds/portfolios
ING Investment Management Co.
Directed Services LLC	Directed Services, Inc.	Investment Adviser
Voya Investments Distributor, LLC	ING Investments Distributor, LLC	Distributor
ING Funds Distributor, LLC
ING Funds Distributor, Inc.
ING Pilgrim Securities, Inc.
Pilgrim America Securities, Inc.
Voya Funds Services, LLC	ING Funds Services, LLC	Administrator
ING Pilgrim Group, LLC
ING Pilgrim Group, Inc.
Pilgrim Group, Inc.
Pilgrim Group America, Inc.

SUPPLEMENTAL DESCRIPTION OF PORTFOLIO INVESTMENTS AND RISKS

Diversification

The Portfolio is classified as a “diversified” fund as that term is defined under the 1940 Act. The 1940 Act generally requires that a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not purchase more than 10% of the outstanding voting securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or investments in securities of other investment companies).

A non-diversified company under the 1940 Act means that a fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The investment of a large percentage of a fund’s assets in the securities of a small number of issuers may cause a fund’s share price to fluctuate more than that of a diversified company. When compared to a diversified fund, a non-diversified fund may invest a greater portion of its assets in a particular issuer and, therefore, has greater exposure to the risk of poor earnings or losses by an issuer.

Concentration

For purposes of the 1940 Act, concentration occurs when at least 25% of the Portfolio’s assets are invested in any one industry. The Portfolio has a fundamental policy against concentration.

Investments, Investment Strategies, and Risks

The table on the following pages identifies various securities and investment techniques used by the adviser or sub-adviser in managing the Portfolio and provides a more detailed description of those securities and techniques along with the risks associated with them. The Portfolio may use any or all of these techniques at any one time, and the fact that the Portfolio may use a technique does not mean that the technique will be used. The Portfolio’s transactions in a particular type of security or use of a particular technique is subject to limitations imposed by the Portfolio’s investment objective, policies, and restrictions described in that Portfolio’s Prospectus and/or in this SAI, as well as federal securities laws. There can be no assurance that the Portfolio will achieve its investment objective. The Portfolio’s investment objective, policies, investment strategies, and practices are non-fundamental unless otherwise indicated. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in the Portfolio’s Prospectus. Where a particular type of security or investment technique is not discussed in the Portfolio’s Prospectus, that security or investment technique is not a principal investment strategy and the Portfolio will not invest more than 5% of its assets in such security or investment technique.

Please refer to the fundamental and non-fundamental investment restrictions following the description of securities for more information on any applicable limitations.

Asset Classes/ Investment Techniques	Voya Global Value Advantage Portfolio
Equity Securities
Common Stocks	X
Convertible Securities	X
Initial Public Offerings	X
Internet and Internet-Related Companies	X
Mid- and/or Small-Capitalization Companies	X
Other Investment Companies	X
Preferred Stocks	X
Private Funds	X
Real Estate Securities and Real Estate Investment Trusts	X
Special Situation Companies	X
Stock Purchase Rights	X
Unseasoned Companies	X
Fixed-Income
Asset-Backed Securities	X
Banking Industry Obligations, Savings Industry Obligations, and other Short-Term Investments	X
Commercial Paper	X
Corporate Debt Securities	X
Credit-Linked Notes	X
Floating and Variable Rate Instruments	X
Government Trust Certificates	X
Guaranteed Investment Contracts	X
High-Yield Bonds	X
Mortgage-Backed Securities	X
Adjustable Rate Mortgage Securities	X
Agency Mortgage-Backed Securities	X
Collateralized Mortgage Obligations	X
Government National Mortgage Association Certificates	X
Interest/Principal Only/Stripped Mortgage-backed Securities	X
Privately Issued Mortgage-Backed Securities	X
Subordinated Mortgage Securities	X
Municipal Securities	X
Industrial Development and Pollution Control Bonds	X
Moral Obligation Securities	X
Municipal Lease Obligations and Certificates of Participation	X
Short-Term Municipal Obligations	X
Structured Securities	X
Trust-Preferred Securities	X
U.S. Government Securities	X
Zero-Coupon Bonds, Deferred Interest Securities and Pay-In- Kind Bonds	X
Foreign and Emerging Market Equity and Debt Investments
Depositary Receipts	X
Eurodollar and Yankee Dollar Instruments	X
Eurodollar Convertible Securities	X
Foreign Bank Obligations	X
Foreign Debt Securities	X
Foreign Mortgage-Backed Securities	X
Sovereign Debt Securities/Brady Bonds	X
Supranational Agencies	X
Derivative Instruments
Forward Foreign Currency Exchange Contracts	X
Futures Contracts, Options, and Options on Futures Contracts	X
Futures Contracts	X
Options	X
Covered Call Options	X
Foreign Currency Options	X
Over-the-Counter Options	X
Put and Call Options	X

Asset Classes/ Investment Techniques	Voya Global Value Advantage Portfolio
Stock Index Options	X
Options on Futures Contracts	X
Hybrid Instruments	X
Straddles	X
Swap Transactions and Options on Swap Transactions	X
Synthetic Convertible Securities	X
Warrants	X
Investment Techniques
Borrowing	X
Currency Management	X
Forward Commitment Transactions	X
Portfolio Hedging	X
Repurchase Agreements	X
Restricted Securities, Illiquid Securities and Liquidity Requirements	X
Reverse Repurchase Agreements and Dollar Roll Transactions	X
Securities Lending	X
Segregated Accounts	X
Short Sales	X
Strategic Transactions	X
To Be Announced Sale Commitments	X
When-Issued Securities and Delayed-Delivery Transactions	X

EQUITY SECURITIES

The market price of equity securities, such as common stocks and preferred stocks, owned by a portfolio may go up or down, sometimes rapidly or unpredictably. The value of such securities may decline due to factors affecting equity securities markets generally or to factors affecting a particular industry or industries. The value of an equity security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than debt instruments.

Common Stocks

Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives a portfolio the right to vote on issues affecting the company’s organization and operations. In the case of a diversified fund, such investments will be diversified over a cross-section of industries and individual companies. Some of these companies will be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets, and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

Other types of equity securities may also be purchased, including convertible securities, preferred stocks, rights, warrants, or other securities that are exchangeable for, or otherwise provide similar exposure to, shares of common stocks.

Convertible Securities

A convertible security is a security that may be converted, either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stocks. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. Convertible securities include corporate notes or preferred stocks but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common or preferred stocks of the issuer.

By investing in convertible securities, a portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stocks into which the securities are convertible, while investing at a better price than may be available on the common stocks or obtaining a higher fixed rate of return than is available on the common stocks.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Before conversion, convertible securities have characteristics similar to non-convertible debt instruments in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stock in an issuer’s capital structure and consequently entail less risk than the issuer’s common stock.

The market value of convertible securities tends to vary inversely with the level of interest rates. The security’s value declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt instruments have greater yields than do shorter-term debt instruments of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a portfolio is called for redemption, the portfolio must permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party. Rating requirements do not apply to convertible securities purchased by a portfolio because the portfolio purchases such securities for their equity characteristics.

Initial Public Offerings (“IPOs”)

IPOs occur when a company first offers its securities to the public. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO.

Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. As a result of this or other factors, a portfolio’s adviser or sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the portfolio. Any gains from shares held for one year or less will be treated as short-term gains, taxable as ordinary income to a portfolio’s shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

The effect of an IPO investment can have a magnified impact on a portfolio’s performance when the portfolio’s asset base is small. Consequently, IPOs may constitute a significant portion of a portfolio’s returns, particularly when the portfolio is small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of a portfolio’s assets as it increases in size and, therefore, have a more limited effect on the portfolio’s performance in the future.

There can be no assurance that IPOs will continue to be available for the portfolios to purchase. The number or quality of IPOs available for purchase by a portfolio may vary, decrease, or entirely disappear. In some cases, a portfolio may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the portfolio to realize a profit.

Internet and Internet-Related Companies

Internet and Internet-related companies are generally subject to a rate of change in technology which is higher than other industries and often requires extensive and sustained investment in research and development. As a result, Internet and Internet-related companies are exposed to the risk of rapid product obsolescence. Changes in governmental policies, such as telephone and cable regulations and anti-trust enforcement, and the need for regulatory approvals may have an adverse effect on the products, services, and securities of Internet and Internet-related companies. Internet and Internet-related companies may also produce or use products or services that prove commercially unsuccessful. In addition, intense worldwide competitive pressures and changing demand, evolving industry standards, challenges in achieving product capability, loss of patent protection or proprietary rights, reduction or interruption in the supply of key components, changes in strategic alliances, frequent mergers or acquisitions, or other factors can have a significant effect on the financial conditions of companies in these industries. Competitive pressures in the Internet and Internet-related industries may negatively affect the financial condition of Internet and Internet-related companies. Internet and Internet-related companies are also subject to the risk of service disruptions, and the risk of losses arising out of litigation related to these losses. Many Internet companies have exceptionally high price-to-earnings ratios with little or no earnings.

Risks Associated with Investment in the Internet Industry

The value of a portfolio’s shares invested in the Internet industry will fluctuate based upon risk factors affecting the Internet industry and related industries. Stocks of many Internet companies for which IPOs occurred between 1999 and 2001 have been trading below their initial offering price. Further, many Internet and Internet-related companies have incurred losses since their inception, may continue to incur losses for an extended period of time and may never achieve profitability. Products developed by these companies may be commercially unsuccessful and subject to rapid obsolescence as the market in which many Internet companies compete is characterized by rapidly changing technology, evolving industry standards, frequent new service and product announcements, introductions and enhancements, and changing customer demands. The failure of an Internet company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new Internet, networking, telecommunications technologies, or other technological changes could require substantial expenditures by an Internet company to modify or adapt its services or infrastructure, which could have a material adverse effect on an Internet company’s business, results of operations, and financial condition.

Mid- and/or Small-Capitalization Companies

Investments in mid- and/or small-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets, limited product lines, limited financial resources, and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The trading volume of securities of mid-capitalization and small-capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger companies.

There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Some securities of smaller issuers may be restricted as to resale or may otherwise be illiquid. The ability of a portfolio to dispose of such securities may be limited, and a portfolio may have to continue to hold such securities during periods when the adviser or sub-adviser would otherwise have sold the security. It is possible that the adviser or sub-adviser or an affiliate or client may hold securities issued by the same issuers, and may in some cases have acquired the securities at different times, on more favorable terms, or at more favorable prices, than a portfolio which it manages.

Other Investment Companies

An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts, and management companies.

Generally, a portfolio is limited in the degree to which it may invest in shares of another investment company in that it may not, at the time of the purchase: (i) acquire more than 3% of the outstanding voting shares of the investment company; (ii) invest more than 5% of the portfolio’s total assets in the investment company; or (iii) invest more than 10% of the portfolio’s total assets in all investment company holdings. A portfolio may invest beyond these limits to the extent permitted under the 1940 Act or operates under exemptive order exempting it from the provisions of the 1940 Act.

For so long as shares of a portfolio are purchased by another fund in reliance on Section 12(d)(1)(G) of the 1940 Act, the portfolio will not purchase securities of a registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

There are some potential disadvantages associated with investing in other investment companies. In addition to the advisory and operational fees a portfolio bears directly in connection with its own operation, the portfolio would also bear its pro rata portions of each other investment company’s advisory and operational expenses. When a portfolio invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the portfolio.

Exchange-Traded Funds (“ETFs”)

ETFs are passively managed investment companies traded on a securities exchange whose goals may be to track or replicate a desired index, such as a sector, market, or global segment. The goal of a passive ETF is to correspond generally to the price and yield performance, before fees and expenses, of its underlying index. ETFs are traded on exchanges similarly to publicly traded companies. Consequently, the risks and costs are similar to that of a publicly traded company. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at NAV. Sometimes, the price of an ETF may vary significantly from the NAV of the ETF’s underlying security. Additionally, if a portfolio elects to redeem its ETF shares rather than selling them in the secondary market, the portfolio may receive the underlying securities which it would then have to sell in order to obtain cash. Additionally, when a portfolio invests in an ETF, shareholders of the portfolio bear their proportionate share of the underlying ETF’s fees and expenses.

Market Trading Risks for ETFs

Absence of Active Market.   Although shares of an ETF are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings.   An ETF’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the ETF’s primary listing is maintained. There can be no assurance that the ETF’s shares will continue to trade on any such stock exchange or in any market or that the ETF’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The ETF’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade ETF shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks.   Shares of an ETF may trade in the secondary market at times when an ETF does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when an ETF accepts purchase and redemption orders. Secondary market trading in ETF shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in ETF shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of ETF shares will continue to be met or will remain unchanged.

Holding Company Depositary Receipts (“HOLDRs”)

HOLDRs are trust-issued receipts that represent a portfolio’s beneficial ownership of a specific group of stocks. HOLDRs involve risks similar to the risks of investing in common stocks. For example, a portfolio’s investments will decline in value if the underlying stocks decline in value. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.

Index-Related Securities (“Equity Equivalents”)

Equity Equivalents are securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), Standard & Poor’s Depositary Receipts (“SPDRs”) (interests in a portfolio of securities that seeks to track the performance of the S&P 500® Index), iShares MSCI Index Shares (“iShares”) (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and PowerShares QQQTM (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the NASDAQ Stock Market). Such securities are similar to index mutual funds but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities comprising an index that an Equity Equivalent seeks to track perform poorly, the Equity Equivalent security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for portfolio management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns when an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a portfolio’s assets across a broad range of equity securities.

To the extent a portfolio invests in securities of other investment companies, portfolio shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing, and other operational expenses. Indirectly, shareholders of the portfolio may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a portfolio’s investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of a portfolio.

iShares track the performance of several international equity indices. Each country index series invests in an optimized portfolio of common stocks based on that country’s Morgan Stanley Capital International benchmark country index. The market prices of iShares are expected to fluctuate in accordance with both changes in the NAV of their underlying indices and supply and demand of iShares on the NYSE MKT LLC (“NYSE MKT”). To date, iShares have traded at relatively modest discounts and premiums to their NAVs. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the NYSE MKT necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a portfolio’s shares could also be substantially and adversely affected. If such disruptions were to occur, a portfolio could be required to reconsider the use of iShares as part of its investment strategy.

SPDRs are securities traded on the NYSE MKT that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500® Index. The SPDR Trust is sponsored by a subsidiary of the NYSE MKT. SPDRs may be used for several reasons including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price action of the S&P 500® Index.

Investment Companies that Invest in Senior Loans

Some investment companies invest primarily in interests in variable or floating rate loans or notes (“Senior Loans”). Senior Loans, in most circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans vary from other types of debt in that they generally hold a senior position in the capital structure of a borrower. Thus, Senior Loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders.

Substantial increases in interest rates may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements. The value of a portfolio’s assets may also be affected by other uncertainties such as economic developments affecting the market for Senior Loans or affecting borrowers generally.

Senior Loans usually include restrictive covenants that must be maintained by the borrower. Under certain interests in Senior Loans, an investment company investing in a Senior Loan may have an obligation to make additional loans upon demand by the borrower. Senior Loans, unlike certain bonds, usually do not have call protection. This means that interests, while having a stated one- to ten-year term, may be prepaid, often without penalty. The rate of such prepayments may be affected by, among other things, general business and economic conditions, as well as the financial status of the borrower. Prepayment would cause the actual duration of a Senior Loan to be shorter than its stated maturity.

Risks of Senior Loans

Credit Risk.   Information about interests in Senior Loans generally is not in the public domain, and interests are generally not currently rated by any nationally recognized statistical rating organization (“NRSRO”). Senior Loans are subject to the risk of nonpayment of scheduled interest or principal payments. Issuers of Senior Loans generally have either issued debt instruments that are rated lower than investment-grade, or, if they had issued debt instruments, such debt instruments would likely be rated lower than investment-grade. However, unlike other types of debt instruments, Senior Loans are generally fully collateralized.

In the event of a failure to pay scheduled interest or principal payments on Senior Loans, an investment company investing in that Senior Loan could experience a reduction in its income, and would experience a decline in the market value of the particular Senior Loan so affected, and may experience a decline in the NAV or the amount of the dividends. In the event of a bankruptcy of the borrower, the investment company could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing the Senior Loan.

Collateral.   Senior Loans typically will be secured by pledges of collateral from the borrower in the form of tangible assets and intangible assets. In some instances, an investment company may invest in Senior Loans that are secured only by stock of the borrower or its subsidiaries or affiliates. The value of the collateral may decline below the principal amount of the Senior Loan subsequent to an investment in such Senior Loans. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, there is a risk that the stock may decline in value, be relatively illiquid, or may lose all or substantially all of its value, causing the Senior Loan to be under-collateralized.

Limited Secondary Market.   Although it is growing, the secondary market for Senior Loans is currently limited. There is no organized exchange or board of trade on which Senior Loans may be traded; instead, the secondary market for Senior Loans is an unregulated inter-dealer or inter-bank market. Accordingly, Senior Loans may be illiquid. In addition, Senior Loans generally require the consent of the borrower prior to sale or assignment. These consent requirements may delay or impede a portfolio’s ability to sell Senior Loans. In addition, because the secondary market for Senior Loans may be limited, it may be difficult to value Senior Loans. Reliable market value quotations may not be readily available and valuation may require more research than for liquid securities. In addition, elements of judgment may play a greater role in the valuation, because there is less reliable, objective data available.

Hybrid Loans.   The growth of the syndicated loan market has produced loan structures with characteristics similar to Senior Loans but which resemble bonds in some respects, and generally offer less covenant or other protections than traditional Senior Loans while still being collateralized (“Hybrid Loans”). With Hybrid Loans, a portfolio may not possess a senior claim to all of the collateral securing the Hybrid Loan. Hybrid Loans also may not include covenants that are typical of Senior Loans, such as covenants requiring the maintenance of minimum interest coverage ratios. As a result, Hybrid Loans present additional risks besides those associated with traditional Senior Loans, although they may provide a relatively higher yield. Because the lenders in Hybrid Loans waive or forego certain loan covenants, their negotiating power or voting rights in the event of a default may be diminished. As a result, the lenders’ interests may not be represented as significantly as in the case of a conventional Senior Loan. In addition, because an investment company’s security interest in some of the collateral may be subordinate to other creditors, the risk of nonpayment of interest or loss of principal may be greater than would be the case with conventional Senior Loans.

Subordinated and Unsecured Loans.   The primary risk arising in connection with subordinated loans is that because the holder’s interest is subordinated, there is the potential for loss in the event of default by the issuer of the loans. Subordinated loans in insolvency bear an increased share, relative to senior secured lenders, of the ultimate risk that the borrower’s assets are insufficient to meet its obligations to its creditors. Unsecured loans are not secured by any specific collateral of the borrower. They do not enjoy the security associated with collateralization and may pose a greater risk of nonpayment of interest or loss of principal than secured loans.

Preferred Stocks

A preferred stock represents an equity (or ownership) interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Unlike common stock, preferred stock typically may offer a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stocks may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt instruments.

Private Funds

Private funds are U.S. or foreign private limited partnerships or other investment funds. Investments in private funds may be highly speculative and volatile. Because private funds generally are investment companies for purposes of the 1940 Act, or would be but for the exemptions provided in Sections 3(c)(1)

or 3(c)(7), a portfolio’s ability to invest in them will be limited. In addition, shareholders of a portfolio will remain subject to the portfolio’s expenses while also bearing their pro rata share of the operating expenses of the private funds. The ability of a portfolio to dispose of interests in private funds is very limited and involves risks, including loss of the portfolio’s entire investment in the private fund.

Private funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, a portfolio owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. A portfolio receives a stream of cash flows in the form of interest payments from the underlying assets. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers of the securities remain members of the tracked index.

The pooled investments allow a portfolio to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in debt instruments. Because the pooled investments hold securities of many issuers, the default of a few issuers would not impact a portfolio significantly. However, a portfolio bears its proportionate share of any expenses incurred by the pooled investments. In addition, a portfolio assumes the liquidity risks generally associated with the privately offered pooled investments.

Pooled investments that are structured as a trust contain many similarities to private funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical private fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and “qualified purchasers” or “qualified institutional buyers” for privately offered securities.

A portfolio cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

Real Estate Securities and Real Estate Investment Trusts (“REITs”)

Real estate securities include investments in other real estate operating companies (“REOCs”), companies engaged in other real estate related businesses, and REITs. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the northeastern United States, or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either: (i) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate; or (ii) products or services related to the real estate industry, such as building supplies or mortgage servicing.

A REIT is a corporation or business trust that meets the definitional requirements of the Internal Revenue Code of 1986, as amended (“Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as equity REITs, mortgage REITs, or a combination of equity REITs and mortgage REITs. Equity REITs invest most of their assets directly in real estate property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest most of their assets in real estate mortgages and derive income from interest payments. Like investment companies, REITs are not taxed on income distributed to shareholders if they comply with several requirements of the Code. A portfolio will indirectly bear its proportionate share of any expenses (such as operating expenses and advisory fees) paid by REITs in which it invests in addition to the expenses paid by the portfolio.

Risks Associated with Investing in REITs and the Real Estate Industry in General

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a portfolio, a shareholder will bear not only a proportionate share of the expenses of the portfolio, but also, indirectly, similar expenses of the REITs. REITs generally depend on their ability to generate cash flow to make distributions to shareholders.

To the extent that assets underlying the REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investments in fixed rate obligations can be expected to rise. During periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagers elect to prepay, which prepayment may diminish the yield on securities issued by such mortgage REITs. Conversely, when interest rates rise, the value of a REIT’s investments in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Mortgage REITs may also be affected by the ability of borrowers to repay when due the debt extended by the REIT and equity REITs may be affected by the ability of tenants to pay rent.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Although a portfolio will not invest directly in real estate, the portfolio may invest in equity securities of issuers primarily engaged in or related to the real estate industry. Risks of real estate securities and REITs include those risks that are more closely associated with investing in real estate securities directly than with investing in the stock market generally. These risks include, among others: (i) possible periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; (ii) risks related to general and local economic conditions; (iii) possible lack of availability of mortgage funds; (iv) periodic overbuilding, which creates gluts in the market; (v) extended vacancies of properties; (vi) increases in competition, property taxes, and operating expenses; (vii) changes in laws (such as zoning laws) that impair the property rights of real estate owners; (viii) costs resulting from the clean-up of, and liability to, third parties for damages resulting from environmental problems; (ix) casualty or condemnation losses; (x) uninsured damages from floods, earthquakes, or other natural disasters; (xi) limitations on and variations in rents; (xii) changes in interest rates; (xiii) acts of terrorism, war, or other acts of violence; and (xiv) adverse developments in the real estate industry.

In addition to the risks discussed above, REITs may be affected by any changes in the value of the underlying property owned by the trusts or by the quality of any credit extended. REITs are dependent upon management skills and are not diversified which subjects them to the risk of financing for a single or a limited number of projects. REITs are also subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under applicable tax credits and to maintain an exemption under the 1940 Act. To the extent a portfolio invests in international REITs, such a REIT may be considered a “passive” foreign investment company which may result in an adverse situation for the portfolio.

Risk Arbitrage Securities and Distressed Companies

A merger, tender, or exchange offer, or other corporate restructuring proposed at the time a portfolio invests in risk arbitrage securities may not be completed on the terms or within the time frame contemplated, resulting in losses to the portfolio. Debt obligations of distressed companies typically are unrated, lower rated, in default, or close to default. Also, securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies.

Special Situations Companies

A special situation arises when, in the opinion of a portfolio’s adviser or sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Investments in special situations often involve much greater risk than is inherent in ordinary investment securities.

Stock Purchase Rights

Stock purchase rights are instruments, frequently distributed to an issuer’s shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the stock purchase rights is normally at a discount from market value of the common stock at the time of distribution. The stock purchase rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer’s current shareholders.

As a result, an investment in stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a stock purchase right does not necessarily change with the value of the underlying securities, and they expire worthless if they are not exercised on or prior to their expiration date.

Unseasoned Companies

Unseasoned companies are companies with a record of less than three years’ continuous operation, including the operations of any predecessors and parents. These companies have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature companies. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.

FIXED-INCOME INVESTMENTS

The value of fixed-income securities or debt instruments may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt instruments with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to two years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

While some countries or companies may be regarded as favorable investments, pure fixed-income opportunities may be unattractive or limited due to insufficient supply, legal, or technical restrictions. In such cases, a portfolio may consider convertible securities or equity securities to gain exposure to such investments.

At times, in connection with the restructuring of a preferred stock or fixed-income instrument either outside of bankruptcy court or in the context of bankruptcy court proceedings, a portfolio may determine or be required to accept equity securities, such as common stocks, in exchange for all or a portion of a preferred stock or fixed-income instrument. Depending upon, among other things, the adviser’s or sub-adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by a portfolio at any given time upon sale thereof, the portfolio may determine to hold such securities in its portfolio.

Debt obligations that are deemed investment-grade carry a rating of at least Baa3 from Moody’s Investor Services, Inc. (“Moody’s”) or BBB- from Standard & Poor’s Ratings Services (“S&P”), or a comparable rating from another NRSRO, or if not rated by a NRSRO, are determined by the adviser or sub-adviser to be of comparable quality. Bonds rated Baa3 or BBB- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

Asset-Backed Securities

Asset-backed securities represent individual interests in pools of consumer loans, home equity loans, equipment leases, trade receivables, credit card receivables, and other debt, and are similar in structure to mortgage-backed securities. The assets are securitized either in a pass-through structure (similar to a mortgage pass-through structure) or in a pay-through structure (similar to a collateralized mortgage obligation (“CMO”) structure). Asset-backed securities may be subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of certain types of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a portfolio’s ability to maintain positions in these securities will be affected by reductions in the principal amount of the securities resulting from prepayments and the portfolio must reinvest the returned principal at prevailing interest rates, which may be lower. Asset-backed securities may also be subject to extension risk during periods of rising interest rates. In the case of privately-issued mortgage-backed and asset-backed securities, a portfolio takes the position that such instruments do not represent interests in any particular industry or group of industries.

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted below with respect to CMOs and Real Estate Mortgage Investment Conduits (“REMICs”), the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Asset-backed securities include Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Asset-backed securities can also include collateralized putable notes (“CPNs”). CPNs represent interests in the most senior tranche of collateralized debt obligations and benefit from a put option provided by a highly rated counterparty. A CPN is also backed by interests in various assets, including other asset-backed securities, residential mortgage-related securities, collateralized mortgage-related securities, and other instruments.

Governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a portfolio.

The non-mortgage-backed asset-backed securities in which a portfolio may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables, and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The principal on asset-backed securities, like mortgage-related securities, may normally be prepaid at any time, which will reduce the yield and market value of these securities. Asset-backed securities and commercial mortgage-backed securities generally experience less prepayment than residential mortgage-related securities. In periods of falling interest rates when liquidity is available to borrowers, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by a portfolio will generally be at lower rates of return than the return on the assets which were prepaid. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. A portfolio’s investments in commercial mortgage-backed securities with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit, and prepayment risks. Certain commercial mortgage-backed securities are issued in several classes with different levels of yield and credit protection. While asset-backed securities are designed to allocate risk from pools of their underlying assets, the risk allocation techniques may not be successful, which could lead to the credit risk of these investments being greater than indicated by their ratings. The value of asset-backed securities may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of the transparency or liquidity of some underlying investments, and these instruments may not be liquid. Finally, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

Risks of Asset-Backed Securities

Asset-backed securities entail certain risks not presented by mortgage-related securities. The collateral underlying asset-backed securities may be less effective as security for payments than real estate collateral. Debtors may have the right to set off certain amounts owed on the credit cards or other obligations underlying the asset-backed security, or the debt holder may not have a first (or proper) security interest in all of the obligations backing the receivable because of the nature of the receivable, or state or federal laws protecting the debtor. Certain collateral may be difficult to locate in the event of default and recoveries on depreciated or damaged collateral may not fully cover payments due on these securities.

Asset-backed securities backed by certain types of collateral tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The non-mortgage-related asset-backed securities in which a portfolio may invest include, but are not limited to, interests in pools of receivables, such as credit card and accounts receivables, and motor vehicle and other installment purchase obligations and leases. Interests in these pools are not backed by the U.S. government and may or may not be secured.

The credit characteristics of asset-backed securities differ in a number of respects from those of traditional debt instruments. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to other debt obligations, and there is a possibility that recoveries on repossessed collateral may not be available to support payment on these securities.

It is expected that governmental, government related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, investments in such new types of mortgage-backed securities may be considered for a portfolio.

Collateralized Debt Obligations (“CDOs”)

CDOs include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment-grade debt instruments. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment-grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than their underlying securities, and can be rated investment-grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized as illiquid securities. However, an active dealer market may exist for CDOs allowing a CDO to qualify for transactions under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”). In addition to the normal risks associated with debt instruments discussed elsewhere in this SAI and the Prospectuses (such as interest rate risk and credit risk), CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Corporate Asset-Backed Securities

Corporate asset-backed securities, which are issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral.

Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities’ weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security. Privately-issued asset-backed securities will not be treated as constituting a single, separate industry.

Banking Industry Obligations, Savings Industry Obligations, and Other Short-Term Investments

Banking industry obligations include, but are not limited to: (i) certificates of deposit; (ii) fixed time deposits; (iii) bankers’ acceptances; and (iv) other short-term debt obligations issued by commercial banks. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by a portfolio will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus, and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligation is fully insured by the U.S. government. Certain portfolios also may invest in obligations of foreign branches of commercial banks and foreign banks so long as the securities are U.S. dollar-denominated, and others may invest in obligations of foreign branches of commercial banks and foreign banks if the securities are not U.S. dollar-denominated.

Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A portfolio will not invest in fixed time deposits which: (i) are not subject to prepayment; or (ii) provide for withdrawal penalties upon prepayment (other than overnight deposits), if, in the aggregate, such investment would mean that a portfolio would exceed its limitation in illiquid securities.

When a portfolio holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limit the amount which they can loan to a single borrower, and subject them to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a portfolio may acquire.

For foreign banks, there is a possibility that liquidity could be impaired because of: (i) future political and economic developments; (ii) the obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objective and policies stated above and in its Prospectus, a portfolio may make interest bearing time or other interest bearing deposits in commercial or savings banks. Fixed time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

A portfolio may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan (“S&L”) associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government.

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the portfolios may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated Aa or higher by Moody’s, AA or higher by S&P, or have received a comparable rating by another NRSRO, or, if not rated by a NRSRO, are determined by the adviser or sub-adviser to be of comparable quality.

Commercial Paper

Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which, the lender may determine to invest varying amounts.

A portfolio may invest in commercial paper (including variable rate master demand notes and extendable commercial notes) denominated in U.S. dollars and issued by U.S. corporations or foreign corporations. Unless otherwise indicated in the investment policies for a portfolio, the portfolio may invest in commercial paper: (i) rated, at the date of investment, Prime-1 or Prime-2 by Moody’s or A-1 or A-2 by S&P; (ii) if not rated by either Moody’s or S&P, issued by a corporation having an outstanding debt issue rated A or better by Moody’s or S&P; or (iii) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a portfolio may invest.

Commercial paper obligations may include variable rate master demand notes. These notes are obligations that permit investment of fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between a portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount under the note, at any time, up to the full amount provided by the note agreement; and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, and because no secondary market exists for those notes, such instruments will probably not be traded. However, the notes are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, a portfolio’s adviser or sub-adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. A portfolio’s adviser or sub-adviser also will consider the extent to which the variable rate master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody’s or S&P. A portfolio may invest in them only if the adviser or sub-adviser believes that, at the time of investment, the notes are of comparable quality to the other commercial paper in which the portfolio may invest. Master demand notes are considered by the portfolios to have a maturity of one day unless the adviser or sub-adviser has reason to believe that the borrower could not make immediate repayment upon demand. See Appendix A for a description of Moody’s and S&P ratings applicable to commercial paper. For purposes of limitations on purchases of restricted securities, commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended (“1933 Act”) as part of a private placement that meets liquidity standards under procedures adopted by the Company’s Board shall not be considered to be restricted.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes, and other similar corporate debt instruments, including convertible securities. Some portfolios may invest only in debt instruments that are investment-grade (rated Baa3 or better by Moody’s, BBB- or better by S&P or, if not rated by Moody’s or S&P, a comparable rating from another NRSRO, or, if not rated by a NRSRO, are determined to be of comparable quality by the portfolio’s adviser or sub-adviser. Other portfolios may also invest in debt instruments that are rated below investment-grade. Investments in corporate debt securities that are rated below investment-grade are described in “High-Yield Bonds” below.

The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline and decrease when interest rates rise. There is also a risk that the issuer of a debt instrument may not be able to meet its obligations on interest or principal payments at the time called for by the instrument.

Debt instruments rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Bonds, particularly those rated BBB- or Baa3, have speculative characteristics and may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. Bonds rated below BBB- or Baa- have speculative characteristics and changes in economic circumstances are more likely to lead to a weakened capacity to make interest and principal payments than higher rated bonds.

New issues of certain debt instruments are often offered on a when-issued or firm-commitment basis; meaning, the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment, but delivery and payment for the securities normally take place after the customary settlement time. The value of when-issued securities or securities purchased on a firm-commitment basis may vary prior to and after delivery depending on market conditions and changes in interest rate levels. However, a portfolio will not accrue any income on these securities prior to delivery. A portfolio will maintain in a segregated account with its custodian, or earmark on its records, an amount of cash or high quality debt instruments assets equal (on a daily marked-to-market basis) to the amount of its commitment to purchase the when-issued securities or securities purchased on a firm-commitment basis.

A portfolio also may invest in corporate debt securities of foreign issuers (including preferred or preference stocks), certain foreign bank obligations and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies, and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require a portfolio to make distributions exceeding book income to qualify as a regulated investment company (“RIC”) for federal tax purposes.

Moody’s and S&P do not rate many securities of foreign issuers; therefore, the selection of such securities depends, to a large extent, on the credit analysis performed or used by a portfolio’s adviser or sub-adviser.

Custodial Receipts and Trust Certificates

Custodial receipts with respect to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, political subdivisions or authorities are known by various names including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”), and “Certificates of Accrual on Treasury Securities” (“CATS”).

Custodial receipts represent the right to receive either the principal amount, the periodic interest payments, or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

The custodial receipts and trust certificates may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. government securities, municipal securities, or other types of securities in which a portfolio may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments, or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuers of the securities held by the custodian or trust. As a holder of custodial receipts and trust certificates, a portfolio will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Certain of the portfolios also may invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt a portfolio would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the portfolio could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a portfolio may be subject to delays, expenses, and risks that are greater than those that would have been involved if the portfolio had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of municipal instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on whether the interest received on a tax-exempt derivative instrument is tax-exempt and, accordingly, purchases of such instruments by the portfolio are based on the opinion of counsel to the sponsors of the instruments.

Credit-Linked Notes (“CLNs”)

A CLN is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or a portfolio in this case. A CLN is issued by a trust, a special purpose vehicle, and collateralized by securities. A CLN’s price or coupon is linked to the performance of the reference asset of the second party. Generally, a CLN holder receives either a fixed rate or a floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specific credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. A CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, a CLN holder receives a higher yield. As with most derivative instruments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). A portfolio cannot assure that it can implement a successful strategy regarding this type of investment.

Floating and Variable Rate Instruments

Floating and variable rate instruments normally provide that the holder can demand payment of the obligation on short notice at par with accrued interest. Such bonds are frequently secured by letters of credit or other credit support arrangements provided by banks. Floating and variable rate instruments provide for adjustments in the interest rate at specified intervals (weekly, monthly, semiannually, etc.). A portfolio would anticipate using these bonds as cash equivalents, pending longer-term investment of its funds. Other longer term fixed rate bonds, with a right of the holder to request redemption at certain times (often annually after the lapse of an intermediate term), may also be purchased by a portfolio. These bonds are more defensive than conventional long-term bonds (protecting to some degree against a rise in interest rates), while providing greater opportunity than comparable intermediate term bonds since a portfolio may retain the bond if interest rates decline. By acquiring these types of instruments, a portfolio obtains the contractual right to require the issuer of the security, or some other person (other than a broker or dealer), to purchase the security at an agreed upon price, which right is contained in the obligation itself rather than in a separate agreement with the seller or some other person.

Variable rate instruments held by a portfolio may have maturities of more than one year, provided: (i) the portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days); and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate instrument defaulted on its payment obligation, a portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A portfolio may invest in variable rate instruments only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of these instruments will be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

Credit rating agencies frequently do not rate floating and variable rate instruments; however, a portfolio’s adviser or sub-adviser will determine what unrated and variable and floating rate instruments are of comparable quality at the time of the purchase to rated instruments eligible for purchase by the portfolio. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by a portfolio. The absence of such an active secondary market could make it difficult for a portfolio to dispose of the variable or floating rate instrument involved if the issuer of the instrument defaults on its payment obligation or during periods in which the portfolio is not entitled to exercise its demand rights, and the portfolio could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit. Money market instruments with a maturity of 60 days or less provide duration exposure similar to the floating rate debt in which a portfolio invests. Such money market instruments are considered, for the purposes of a portfolio’s investment, to be floating rate debt.

Government Trust Certificates

Government trust certificates represent an interest in a government trust, the property of which consists of: (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the federal government of the United States (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998); and (ii) a security interest in obligations of the U.S. Treasury backed by the full faith and credit of the United States sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody’s, or have received a comparable rating by another NRSRO.

Guaranteed Investment Contracts (“GICs”)

GICs are issued by insurance companies. Pursuant to such contracts, a portfolio makes cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits to the portfolio, on a monthly basis, guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a portfolio may not receive the principal amount of a GIC from the insurance company on seven days’ notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by the portfolio which are not readily marketable, will not exceed the portfolio’s allowable limit of investment in illiquid securities. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate. GICs are not backed by the U.S. government nor are they insured by the FDIC. GICs are generally guaranteed only by the insurance companies that issue them.

High-Yield Bonds

High-yield bonds (commonly referred to as “junk bonds”) are debt instruments that are rated lower than Baa3 by Moody’s or BBB- by S&P, or if not rated by Moody’s or S&P, a comparable rating from another NRSRO, or, if not rated, of comparable quality.

High-yield bonds include certain corporate debt obligations, higher yielding preferred stocks and mortgage-backed securities, and securities convertible into the foregoing.

High-yield bonds are not considered to be investment-grade. They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and interest payments, and investors should consider the risks associated with high-yield bonds before investing in a portfolio that holds high-yield securities in its portfolio.

Investments in high-yield bonds generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt instruments, but also typically entail greater potential price volatility and principal and income risk.

The yields earned on high-yield bonds generally are related to the quality ratings assigned by recognized rating agencies. (See Appendix A for a description of bond ratings.)

Certain securities held by a portfolio may permit the issuer at its option to call, or redeem, its securities. If an issuer were to redeem securities held by a portfolio during a time of declining interest rates, the portfolio may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

While the adviser or sub-adviser may refer to ratings issued by established credit rating agencies, it is not the portfolios’ policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the adviser’s or sub-adviser’s own independent and ongoing review of credit quality. To the extent a portfolio invests in these lower rated securities, the achievement of its investment objective may be more dependent on the adviser’s or sub-adviser’s own credit analysis than in the case of a fund investing in higher quality debt instruments. These lower rated securities may also include zero-coupon bonds, deferred interest bonds, and pay-in-kind bonds.

Risks Associated with High-Yield Securities

Medium- to lower-rated and unrated securities tend to offer higher yields than those of other securities with the same maturities because of the additional risks associated with them. These risks include:

High-Yield Bond Market. A severe economic downturn or increase in interest rates might increase defaults in high-yield securities issued by highly leveraged companies. An increase in the number of defaults could adversely affect the value of all outstanding high-yield securities, thus disrupting the market for such securities.

Sensitivity to Interest Rate and Economic Changes. High-yield securities are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are U.S. Treasury or investment-grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of high-yield securities may not fall as much as U.S. Treasury or investment-grade corporate bonds. Conversely when interest rates fall, high-yield securities may underperform U.S. Treasury and investment-grade corporate bonds because high-yield security prices tend not to rise as much as the prices of these bonds.

The financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of high-yield securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing than on more creditworthy issuers. Holders of high-yield securities could also be at a greater risk because high-yield securities are generally unsecured and subordinate to senior debt holders and secured creditors. If the issuer of a high-yield security owned by a portfolio defaults, the portfolio may incur additional expenses in seeking recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield securities and a portfolio’s NAV. Furthermore, in the case of high-yield securities structured as zero-coupon or pay-in-kind bonds, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities, which pay interest periodically and in cash.

Payment Expectations. High-yield securities present risks based on payment expectations. For example, high-yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the value of high-yield securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high-yield securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks. Lower-rated securities are typically traded among a smaller number of broker-dealers rather than in a broad secondary market. Purchasers of high-yield securities tend to be institutions, rather than individuals, a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many high-yield securities may not be as liquid as U.S. Treasury and investment-grade bonds. The ability of a portfolio’s Board to value or sell high-yield securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities more than other securities, especially in a thinly-traded market. To the extent a portfolio owns illiquid or restricted high-yield securities; these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. At times of less liquidity, it may be more difficult to value high-yield bonds because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available.

Taxation. Special tax considerations are associated with investing in securities structured as zero-coupon or pay-in-kind securities. A portfolio reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.

Limitations of Credit Ratings. The credit ratings assigned to high-yield securities may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments, rather than the market value risk of high-yield securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security’s market value. Although the ratings of NRSROs such as Moody’s and S&P are considered, a portfolio’s adviser or sub-adviser may primarily rely on its own credit analysis, which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. Thus, the achievement of a portfolio’s investment objective may be more dependent on its adviser’s or sub-adviser’s own credit analysis than might be the case for a fund which invests in higher quality securities. The adviser or sub-adviser continually monitors the investments in the portfolio’s portfolio and carefully evaluates whether to dispose of or retain high-yield securities whose credit ratings have changed. A portfolio may retain a security whose rating has been changed.

Congressional Proposals. New laws and proposed laws may negatively affect the market for high-yield securities. As examples, recent legislation requires federally insured savings and loan associations to divest themselves of their investments in high-yield securities, and pending proposals are designed to limit the use of, or tax and eliminate other advantages of, high-yield securities. Any such proposals, if enacted, could negatively affect a portfolio’s NAV.

Index-, Currency-, and Equity-Linked Securities

Index-linked or commodity-linked notes are debt instruments of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500® Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer’s common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, determined by reference to one or more foreign currencies.

Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

Index- and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the adviser or sub-adviser. Markets, underlying securities and indices may move in a direction that was not anticipated by the adviser or sub-adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid. See “Restricted Securities, Illiquid Securities and Liquidity Requirements” below.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Loan Participations and Assignments

A loan participation is an undivided interest in a loan made by the issuing financial institution in the same proportion as the buyer’s participation interest bears to the total principal amount of the loan. No more than 5% of a portfolio’s net assets may be invested in loan participations with the same borrower. The issuing financial institution may have no obligation to a portfolio other than to pay the portfolio the proportionate amount of the principal and interest payments it receives. Commercial loans may be secured or unsecured. Loan participations generally are offered by banks or other financial institutions or lending syndicates. A portfolio may participate in such syndications, or can buy part of a loan, becoming a part lender. The participation interests that a portfolio may invest in may not be rated by any NRSRO.

When purchasing loan participations, a portfolio may assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. Unless, under the terms of a loan or other indebtedness a portfolio has direct recourse against a borrower, the portfolio may have to rely on the interposed agent bank or other financial intermediary to apply appropriate credit remedies against the borrower. In the event that an agent bank or financial intermediary becomes insolvent, a portfolio might incur costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a portfolio has direct recourse against the corporate borrower, the portfolio may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. There is a risk that a borrowing corporation may have difficulty making payments. If a portfolio does not receive scheduled interest or principal payments on such indebtedness, the portfolio could experience a reduction in its income and its share price and yield could be adversely affected. In addition, the value of that loan participation might also decline. Loans that are fully secured offer a portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrowing corporation’s obligation, or that the collateral can be liquidated. If a portfolio invests in loan participations with poor credit quality, the portfolio bears a substantial risk of losing the entire amount invested. Investments in loans through a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to a portfolio. For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

The portfolios may invest in loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, a portfolio bears a substantial risk of losing the entire amount invested.

A portfolio may be required to limit the amount of its total assets that it invests in any one issuer or in issuers within the same industry (see the portfolio’s “Fundamental and Non-Fundamental Investment Restrictions”). For purposes of these limits, a portfolio generally will treat the borrowing corporation as the “issuer” of indebtedness held by the portfolio. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a portfolio and the borrowing corporation, if the participation does not shift to the portfolio the direct debtor-creditor relationship with the borrowing corporation, SEC interpretations require the portfolio to treat both the lending bank or other lending institution and the borrowing corporation as “issuers” for the purposes of determining whether the portfolio has invested more than 5% of its total assets in a single issuer. Treating a financial intermediary as an issuer of indebtedness may restrict a portfolio’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a portfolio were determined to be subject to the claims of the agent bank’s general creditors, the portfolio might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (such as an insurance company or governmental agency) similar risks may arise.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what a portfolio’s adviser or sub-adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a portfolio’s NAV than if that value were based on available market quotations, and could result in significant variations in the portfolio’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, a portfolio currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the portfolio’s limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the Company’s investment restriction relating to the lending of portfolios or assets by a portfolio.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the portfolios. For example, if a loan is foreclosed, a portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a portfolio relies on the adviser’s or sub-adviser’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the portfolio.

Mortgage-Backed Securities

Mortgage-backed securities represent participation interests in pools of adjustable and fixed rate mortgage loans secured by real property. The types of mortgage-backed securities a portfolio may invest in include adjustable rate mortgage securities, agency related mortgage-backed securities, CMOs, interest/principal only stripped mortgage-backed securities (“SMBS”), REMICs, and subordinated mortgage securities, Most mortgage-backed securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers. A portfolio may invest only in those mortgage-backed securities that meet its credit quality and portfolio maturity requirements.

Mortgage-backed securities issued by commercial banks, S&L associations, private mortgage insurance companies, mortgage bankers, and other secondary market issuers create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators of the underlying mortgage loans as well as the guarantors of the pass-through certificates. Pools created by such non-governmental issuers generally offer a higher rate of return than governmental pools because there are no direct or indirect governmental guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. The insurance and guarantees are issued by government entities, private insurers, and the mortgage poolers.

It is expected that governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. As new types of pass-through securities are developed and offered to investors, the adviser or sub-adviser may, consistent with a portfolio’s investment objective, policies, and restrictions, consider making investments in such new types of securities.

Other types of mortgage-backed securities in which a portfolio may invest include debt instruments that are secured, directly or indirectly, by mortgages on commercial real estate or residential rental properties, or by first liens on residential manufactured homes (as defined in Section 603(6) of the National Manufactured Housing Construction and Safety Standards Act of 1974), whether such manufactured homes are considered real or personal property under the laws of the states in which they are located. Securities in this investment category include, among others, standard mortgage-backed bonds and newer CMOs. Mortgage-backed bonds are secured by pools of mortgages, but unlike pass-through securities, payments to bondholders are not determined by payments on the mortgages. The bonds consist of a single class, with interest payable periodically and principal payable on the stated date of maturity.

An additional class of mortgage-backed securities includes parallel-pay CMOs and Planned Amortization Class CMOs (“PAC Bonds”). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.

Unlike conventional debt obligations, mortgage-backed securities provide monthly payments derived from the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The mortgage loans underlying mortgage-backed securities are generally subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment scenarios, a portfolio may fail to recover the full amount of its investment in mortgage-backed securities notwithstanding any direct or indirect governmental or agency guarantee. Since faster than expected prepayments must usually be invested in lower yielding securities, mortgage-backed securities are less effective than conventional bonds in “locking” in a specified interest rate. In a rising interest rate environment, a declining prepayment rate may extend the average life of many mortgage-backed securities. Extending the average life of a mortgage-backed security reduces its value and increases the risk of depreciation due to future increases in market interest rates.

Risks of Investing in Mortgage-Backed Securities

Investments in mortgage-backed securities involve certain risks. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

In periods of declining interest rates, prices of debt instruments tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-backed securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-backed securities held by a portfolio may be lengthened.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets, and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities.

In addition, the value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities. Because investments in mortgage-backed securities are interest-rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages.

Additionally, although mortgages and mortgage-backed securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

Further, SMBS are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the Interest Only (“IO”) class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A portfolio could fail to fully recover its initial investment in a CMO residual or a SMBS.

Some of these mortgage-backed securities may have exposure to subprime loans or subprime mortgages, which are loans to persons with impaired credit ratings. However, it may be difficult to determine which securities have exposure to subprime loans or mortgages. Furthermore, the risk allocation techniques employed by these instruments may not be successful, which could lead to the credit risk of these instruments being greater than indicated by their ratings. The value of these instruments may be further affected by downturns in the credit markets or the real estate market. It may be difficult to value these instruments because of concerns about their transparency. These instruments may not be liquid.

Adjustable Rate Mortgage Securities (“ARMS”)

ARMS are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMS tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMS are reset periodically, yields of such portfolio securities will gradually align themselves to reflect changes in market rates. Unlike fixed rate mortgages, which generally decline in value during periods of rising interest rates, ARMS allow a portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a portfolio may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to a portfolio. Further, because of this feature, the values of ARMS are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on ARMS is calculated by adding a specified amount, the “margin,” to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term, fixed rate securities.

There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: (i) those based on U.S. Treasury securities and (ii) those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, often related to ARMS issued by the Federal National Mortgage Association (“FNMA”), tend to lag changes in market rate levels and tend to be somewhat less volatile.

Agency Mortgage-Backed Securities

Agency mortgage-backed securities are issued or guaranteed by the U.S. government, foreign governments or any of their agencies, instrumentalities or sponsored enterprises. There are several types of agency mortgage-backed securities currently available including, but not limited to, guaranteed mortgage pass-through certificates and multiple class securities. The dominant issuers or guarantors of mortgage-backed securities today are the Government National Mortgage Association (“GNMA”), FNMA, and the Federal Home Loan Mortgage Corporation (“FHLMC”). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or Veterans Administration) mortgages originated by mortgage bankers, commercial banks, and savings associations. FNMA and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions, and mortgage bankers. These instruments might be considered derivatives. The primary risks associated with these instruments is the risk that their value will change with changes in interest rates and prepayment risk. (See “U.S. Government Securities.”)

FNMA: FNMA is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. FNMA uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each FNMA pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

FHLMC Securities: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans, and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

FHLMC issues certificates representing interests in mortgage loans. FHLMC guarantees, to each holder of a FHLMC certificate, timely payment of the amounts representing a holder’s proportionate share in: (i) interest payments, less servicing and guarantee fees; (ii) principal prepayments; and (iii) the ultimate collection of amounts representing the holder’s proportionate interest in principal payments on the mortgage loans in the pool represented by the FHLMC certificate, in each case whether or not such amounts are actually received. FHLMC securities are not backed by the full faith and credit of the United States; however, they generally are considered to present minimal credit risks.

GNMA Securities: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buy down” mortgage loans); (viii) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. FNMA guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. FNMA and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-backed securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

The average life of a GNMA certificate is likely to be substantially less than the stated maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk of loss of the principal balance of a certificate, because of the GNMA guarantee, but foreclosure may impact the yield to shareholders because of the need to reinvest proceeds of foreclosure. As prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA certificates. However, statistics published by the Federal Housing Administration (“FHA”) indicate that the average life of single family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA certificates, is approximately 12 years. Prepayments are likely to increase in periods of falling interest rates. It is customary to treat GNMA certificates as 30-year mortgage-backed securities that prepay fully in the 12th year.

The coupon rate of interest of GNMA certificates is lower than the interest rate paid on the Veterans Administration (“VA”)-guaranteed or FHA-insured mortgages underlying the certificates, by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield that will be earned on GNMA certificates. First, GNMA certificates may be issued at a premium or discount rather than at par, and, after issuance, GNMA certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if interest rates decline, prepayments may occur faster than had been originally projected and the yield to maturity and the investment income of a portfolio would be reduced.

Collateralized Mortgage Obligations

A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the FHLMC, or the FNMA, and their income streams.

CMOs have characteristics of both pass-through securities and mortgage-backed bonds. CMOs are secured by pools of mortgages, typically in the form of guaranteed pass-through certificates such as GNMA, FNMA, or FHLMC securities. The payments on the collateral securities determine the payments to bondholders, but there is not a direct pass-through of payments. CMOs are structured into multiple classes or “tranches,” each bearing a different date of maturity. Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-backed securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

CMOs are issued by entities that operate under order of the SEC exempting such issuers from the provisions of the 1940 Act. Until recently, the staff of the SEC had taken the position that such issuers were investment companies and that, accordingly, an investment by an investment company (such as a portfolio) in the securities of such issuers was subject to the limitations imposed by Section 12 of the 1940 Act. However, in reliance on SEC staff interpretations, a portfolio may invest in securities issued by certain exempted issuers without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined “exempted issuers” as unmanaged, fixed asset issuers that: (i) invest primarily in mortgage-backed securities; (ii) do not issue redeemable securities as defined in Section 2(a)(32) of the 1940 Act; (iii) operate under the general exemptive orders exempting them from all provisions of the 1940 Act; and (iv) are not registered or regulated under the 1940 Act as investment companies.

Privately issued CMOs are arrangements in which the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. Such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. They are, however, not guaranteed by any government agency and are secured by the collateral held by the issuer. Privately issued CMOs are subject to prepayment risk due to the possibility that prepayments on the underlying assets will alter the cash flow.

In a typical CMO transaction, a corporation (issuer) issues multiple portfolios (e.g., A, B, C, and Z) of CMO bonds. Proceeds of the CMO bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the CMO bonds. Principal and interest payments from the collateral are used to pay principal on the CMO bonds in the order A, B, C, and Z. The portfolio’s A, B, and C CMO bonds all bear current interest. Interest on the portfolio’s Z CMO bond is accrued and added to the principal; a like amount is paid as principal on the portfolio’s A, B, or C CMO bond currently being paid off. When the portfolio’s A, B, and C CMO bonds are paid in full, interest and principal on the portfolio’s Z CMO bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or S&Ls) to borrow against their loan portfolios.

The portfolios consider GNMA-, FNMA-, and FHLMC-issued pass-through certificates, CMOs, and other mortgage-backed securities to be U.S. government securities for purposes of the portfolio’s investment policies.

Commercial Mortgage-Backed Securities

Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities has developed more recently and, in terms of total outstanding principal amount of issues, is relatively small compared to the market for residential single family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Forward Roll Transactions

A portfolio may enter into “forward roll” transactions with respect to mortgage-backed securities (also referred to as “mortgage dollar rolls”). In this type of transaction, a portfolio sells a mortgage-backed security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to a portfolio in excess of the yield on the securities that have been sold.

A portfolio will only enter into “covered” rolls. To assure its future payment of the purchase price, a portfolio will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

These transactions have risks. During the period between the sale and the repurchase, a portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities a portfolio sells may decline below the price at which a portfolio is obligated to repurchase securities.

Interest/Principal Only Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including S&L associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.

SMBS are usually structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (IO class), while the other class will receive the entire principal (the “Principal-Only” or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. The determination of whether a particular government-issued IO or PO backed by fixed rate mortgages is liquid is made by the adviser or sub-adviser under guidelines and standards established by a portfolio’s Board. Such a security may be deemed liquid if it can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of NAV per share.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a portfolio’s limitations on investment in illiquid securities.

Privately-Issued Mortgage-Backed Securities

Mortgage-backed securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-backed securities issued by GNMA, FNMA, FHLMC or by pools of conventional mortgages. The portfolio limits its investments in privately issued mortgage-backed securities to “mortgage related securities” within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

A portfolio may invest in, among other things, “parallel pay” CMOs, PAC Bonds, and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as “regular” interests, or “residual” interests. A portfolio will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by FNMA, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal, as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. GNMA REMIC Certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class which, like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-backed securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-backed securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-backed securities guarantee, or provide insurance for, timely payment of interest and principal on such securities. Privately-issued mortgage-backed securities will not be treated as constituting a single, separate industry.

These mortgage-backed securities are not guaranteed by an entity having the credit standing of a U.S. government agency. In order to receive a high quality rating, they normally are structured with one or more types of credit enhancement. These credit enhancements fall generally into two categories: (i) liquidity protection; and (ii) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the providing of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. This protection may be provided through guarantees, insurance policies, or letters of credit through various means of structuring the transaction or through a combination of such approaches.

Subordinated Mortgage Securities

Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which a portfolio may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof, prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

Interest on the certificates generally accrues on the aggregate principal balance of each class of certificates entitled to interest at an applicable rate. The certificate interest rate may be a fixed rate, a variable rate based on current values of an objective interest index, or a variable rate based on a weighted average of the interest rate on the mortgage loans underlying or constituting the mortgage assets. In addition, the underlying mortgage loans may have variable interest rates.

Generally, to the extent funds are available, interest accrued during each interest accrual period on each class of certificates entitled to interest, is distributable on certain distribution dates until the aggregate principal balance of the certificates of such class has been distributed in full. The amount of interest that accrues during any interest accrual period and over the life of the certificates depends primarily on the aggregate principal balance of the class of certificates which, unless otherwise specified, depends primarily on the principal balance of the mortgage assets for each such period and the rate of payment (including prepayments) of principal of the underlying mortgage loans over the life of the trust.

A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

A mortgage-backed security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancements protecting such senior holder are exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to a portfolio of investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. A portfolio would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

A portfolio’s adviser or sub-adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The adviser and sub-advisers have developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. A portfolio may seek opportunities to acquire subordinated residential mortgage securities where, in the view of the adviser or sub-adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. A portfolio’s adviser or sub-adviser may seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

Credit enhancement for the senior certificates comprising a series is provided by the holders of the subordinated certificates to the extent of the specific terms of the subordination and, in some cases, by the establishment of reserve funds. Depending on the terms of a particular pooling and servicing agreement, additional or alternative credit enhancement may be provided by a pool insurance policy and/or other insurance policies, third party limited guaranties, letters of credit, or similar arrangements. Letters of credit may be available to be drawn upon with respect to losses due to mortgagor bankruptcy, and with respect to losses due to the failure of a master service to comply with its obligations under a pooling and servicing agreement, if any, to repurchase a mortgage loan as to which there was fraud or negligence on the part of the mortgagor or originator and subsequent denial of coverage under a pool insurance policy, if any. A master service may also be required to obtain a pool insurance policy to cover losses in an amount up to a certain percentage of the aggregate principal balance of the mortgage loans in the pool to the extent not covered by a primary mortgage insurance policy by reason of default in payments on mortgage loans.

A pooling and servicing agreement may provide that the depositor and master service could effect early termination of a trust, after a certain specified date or the date on which the aggregate outstanding principal balance of the underlying mortgage loans is less than a specific percentage of the original aggregate principal balance of the underlying mortgage loans by purchasing all of such mortgage loans at a price, unless otherwise specified, equal to the greater of a specified percentage of the unpaid principal balance of such mortgage loans, plus accrued interest thereon at the applicable certificate interest rate, or the fair market value of such mortgage assets. Generally, the proceeds of such repurchase would be applied to the distribution of the specified percentage of the principal balance of each outstanding certificate of such series, plus accrued interest, thereby retiring such certificates. Notice of such optional termination would be given by the trustee prior to such distribution date.

The underlying trust assets are a mortgage pool generally consisting of mortgage loans on single-, multi-family, and mobile home park residential properties. The mortgage loans are originated by S&Ls, savings banks, commercial banks, or similar institutions and mortgage banking companies.

Various services provide certain customary servicing functions with respect to the mortgage loans pursuant to servicing agreements entered into between each service and the master service. A service’s duties generally include collection and remittance of principal and interest payments, administration of mortgage escrow accounts, collection of insurance claims, foreclosure procedures and, if necessary, the advance of funds to the extent certain payments are not made by the mortgagors and are recoverable under applicable insurance policies or from proceeds of liquidation of the mortgage loans.

The mortgage pool is administered by a master service who: (i) establishes requirements for each service; (ii) administers, supervises, and enforces the performance by the services of their duties and responsibilities under the servicing agreements; and (iii) maintains any primary insurance, standard hazard insurance, special hazard insurance, and any pool insurance required by the terms of the certificates. The master service may be an affiliate of the depositor and may also be the service with respect to all, or a portion of, the mortgage loans contained in a trust fund for a series of certificates.

Municipal Securities

Municipal securities are debt obligations issued by state and local governments, municipalities, territories, and possessions of the United States, regional government authorities and their agencies and instrumentalities of states, and multi-state agencies or authorities. The interest on these securities is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. From time to time, legislation restricting or limiting the federal income tax exemption for interest on municipal securities is introduced to Congress. Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

In general, municipal securities are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water, and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

The two principal classifications of municipal securities are “general obligation” securities and “revenue” securities. General obligation securities are obligations secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt instruments may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water, and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund, the assets of which may be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security; including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state’s assistance (although without obligation) to make up deficiencies in the debt service reserve fund.

Under the Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Some longer-term municipal bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request, usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a portfolio would hold the longer-term security, which could experience substantially more volatility.

Insured municipal debt involves scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a portfolio.

Risks of Investing in Municipal Bonds

Municipal bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. A portfolio may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets, or economic conditions. A portfolio also may purchase municipal bonds due to changes in the adviser’s or sub-adviser’s evaluation of the issuer or cash needs resulting from redemption requests for portfolio shares. The secondary market for municipal bonds typically has been less liquid than that for taxable debt/fixed-income securities, and this may affect a portfolio’s ability to sell particular municipal bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

Prices and yields on municipal bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

A portfolio may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying municipal bonds. In a typical custodial receipt arrangement, an issuer or third party owner of municipal bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying municipal bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying municipal bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a municipal bond of comparable quality and maturity.

Securities of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability to municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a portfolio’s municipal bonds in the same manner.

Industrial Development Bonds and Pollution Control Bonds

These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. A moral obligation security is a type of state-issued municipal bond which is backed by a moral, not a legal obligation. If the issuer of a moral obligation security cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment, but not a legal obligation, of the state or municipality that created the issuer.

Municipal Lease Obligations and Certificates of Participation

Municipal lease obligations are lease obligations or installment purchase contract obligations of municipal authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, they are ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation.

Certificates of participation are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure, might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

A portfolio may attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (i) rated A or better by at least one NRSRO; (ii) secured by payments from a governmental lessee which has actively traded debt obligations; (iii) determined by a portfolio’s adviser or sub-adviser to be critical to the lessee’s ability to deliver essential services; and (iv) contain legal features which the portfolio’s adviser or sub-adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

Short-Term Municipal Obligations

These securities include the following:

Tax anticipation notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond anticipation notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction loan notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the FNMA or GNMA.

Short-term discount notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Structured Securities

Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of a portfolio’s investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structure securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed-income investments.

Rules governing the federal income tax aspects of commodity-linked structured securities are in a developing stage and are not entirely clear in certain respects, particularly in light of 2006 IRS revenue rulings that held that income from certain derivative contracts with respect to commodity index or individual commodities was not qualifying income for a RIC. A fund intends to limit its investments in commodity-liked structured securities in a manner designed to maintain its qualification as a RIC under the Code. However, these investment decisions involve judgment and the IRS may not agree with the determinations made by a fund. If the IRS does not agree, the status of a fund as a RIC might be jeopardized. The IRS has announced an internal review of its position with respect to the tax treatment of RICs that invest in commodity-related investments, and a moratorium on the issuance of new private letter rulings to RICs with respect to these investments. Future developments in this area could necessitate a future change to a fund’s investment strategies.

Trust-Preferred Securities

Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by a portfolio as debt investments. Generally, trust-preferred securities are cumulative preferred stocks issued by a trust that is wholly owned by a financial institution, usually a bank holding company. The financial institution creates the trust and will subsequently own the trust’s common securities, which represents 3% of the trust’s assets. The remaining 97% of the trust’s assets consists of trust-preferred securities, which are then sold to investors. The trust uses the sale proceeds to purchase a subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the funds received to make dividend payments to the holders of the trust-preferred securities. The dividends are generally paid on a quarterly basis and are higher than the dividends offered by the financial institution’s common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution is liquidated. The primary benefit for the financial institution in using this particular structure is that the trust-preferred securities may be treated by the financial institution as debt instruments for tax purposes (i.e., interest expense is tax deductible), and as equity securities for calculation of capital requirements.

In certain instances, this structure involves more than one financial institution and, accordingly more than one trust. In this pooled offering, a separate trust is created that issues securities to investors and uses the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Therefore, the trust-preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

In identifying the risks associated with trust-preferred securities, a portfolio’s adviser or sub-adviser evaluates the financial condition of the financial institution, as the trust typically has no business operations other than issuing the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to a portfolio.

U.S. Government Securities

Investments in U.S. government securities include instruments issued by the U.S. government, its agencies or instrumentalities. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as bills, notes, and bonds).

In guaranteed securities, the U.S. government unconditionally guarantees the payment of principal and interest and thus, they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates but, if held to maturity, the U.S. government is obligated to or guarantees to pay them in full. They differ primarily in their interest rates, the lengths of their maturities, and the dates of their issuances.

In addition, U.S. government securities include securities issued by agencies or instrumentalities established or sponsored by the U.S. government, such as the Student Loan Marketing Association, the FNMA, and the FHLMC. While these securities are issued, in general, under the authority of an Act of Congress, the U.S. government is not obligated to provide financial support to the issuing instrumentalities, although under certain conditions certain of these agencies may borrow from the U.S. Treasury. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A portfolio generally will invest in securities of such agencies or instrumentalities only when the adviser or sub-adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities backed by the full faith and credit of the United States.

Obligations of the International Bank for Reconstruction and Development may be purchased. These obligations which, while technically not a U.S. government agency or instrumentality, have the right to borrow from the participating countries, including the United States.

A portfolio may also invest in U.S. Treasury obligations, which are obligations issued or guaranteed by U.S. government agencies. U.S. Treasury obligations include Treasury bills, Treasury notes, and Treasury bonds, and are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Obligations issued or guaranteed by U.S. government agencies include direct obligations and mortgage-backed securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as GNMA pass-through mortgage certificates; some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as FNMA bonds; while others are supported only by the credit of the entity that issued them, such as FHLMC obligations.

In September 2008, FNMA and FHLMC were each placed into conservatorship by the U.S. government under the authority of the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. government, with a stated purpose to preserve and conserve the FNMA’s and FHLMC’s assets and property and to put the FNMA and FHLMC in a sound and solvent condition. The U.S. Treasury initially pledged to provide up to $100 billion for each instrumentality as needed, in the event their liabilities exceeded their assets, and, on May 6, 2009, increased its maximum commitment for each instrumentality to $200 billion. On December 2009, the U.S. Treasury allowed the cap to increase as necessary to accommodate any cumulative reduction in Freddie Mac’s and Fannie Mae’s net worth until the end of 2012. When the unlimited support expired at the beginning of 2013, the U.S. Treasury capped support for Freddie Mac at $149 billion and support for Fannie Mae at $125 billion. On August 17, 2012, the U.S. Treasury stated that it would require all profits earned during a quarter that exceed a capital reserve of $3 billion to be transferred to the U.S. Treasury.

The purpose of these actions is to allow Freddie Mac and Fannie Mae to sustain a positive net worth of the FNMA and FHLMC to avoid triggering mandatory receivership. No assurance can be given that the purposes of the conservatorship and related actions under the authority of FHFA will be met or that the U.S. Treasury’s initiative will be successful.

On August 5, 2011, S&P lowered the long-term sovereign credit rating assigned to the United States to AA+ with a negative outlook. On August 8, 2011, S&P downgraded the long-term senior debt rating of Fannie Mae and Freddie Mac to AA+ with a negative outlook. The long-term impacts of the downgrades or the impacts of any future downgrade are unknown. However, the downgrades, and any future downgrades, could have a material adverse impact on global financial markets and worldwide economic conditions, and could negatively impact a portfolio.

Zero-Coupon Bonds, Deferred Interest Securities, and Pay-In-Kind (“PIK”) Bonds

Zero-coupon bonds and deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are issued and traded at a discount from their face amounts or par value and pay interest only at maturity rather than at intervals during the life of the security. PIK bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The values of zero-coupon bonds and PIK bonds are subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently, and may involve greater credit risk than such bonds.

The discount of zero-coupon bonds and PIK bonds approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero-coupon bonds do not require the periodic payment of interest, PIK bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations that make regular payments of interest. A portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio’s distribution obligations.

The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A PIK bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. PIK bonds are typically callable at about the time they begin paying cash interest. The market prices of zero-coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non zero-coupon securities having similar maturities and credit quality. Current federal income tax law requires holders of zero-coupon securities to report as interest income each year the portion of the original issue discount on such securities (other than tax-exempt original issue discount from a zero-coupon security) that accrues that year, even though the holders receive no cash payments of interest during the year. While zero-coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins.

A PIK bond is a debt obligation which provides that the issuer of the security may, at its option, pay interest or dividends on such security in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations that make regular payments of interest. A portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the portfolio’s distribution obligations.

A portfolio will be required to report as income annual inclusions of original issue discount over the life of such securities as if it were paid on a current basis, although no cash interest or dividend payments are received by the portfolio until the cash payment date or the securities mature. Under certain circumstances, a portfolio could also be required to include accrued market discount or capital gain with respect to its PIK bonds.

The risks associated with lower-rated debt instruments apply to these securities. Zero-coupon bonds and PIK bonds are also subject to the risk that in the event of a default, a portfolio may realize no return on its investment, because these securities do not pay cash interest.

FOREIGN/EMERGING MARKET EQUITY AND DEBT INVESTMENTS

Investments in foreign securities offer potential benefits not available in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

Investments in securities of foreign issuers traded outside the United States involve certain risks not ordinarily associated with investments in securities of domestic issuers.

Although a portfolio will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions, and the adviser or sub-adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by a portfolio on these investments. However, these foreign withholding taxes are not expected to have a significant impact on a portfolio with an investment objective of long-term capital appreication because, any income earned by the portfolio should be considered incidental.

A portfolio also may invest in corporate debt securities of foreign issuers (including preferred or preference stocks), certain foreign bank obligations (see “Bank Obligations”), and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require a portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Restrictions on Foreign Investments

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a portfolio. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

The manner in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a portfolio that invests in such countries. For example, a portfolio may be required in certain countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of a portfolio. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a portfolio may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a portfolio places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving a portfolio of the ability to make its desired investment at that time.

Substantial limitations may exist in certain countries with respect to a portfolio’s ability to repatriate investment income, capital, or the proceeds of sales of securities by foreign investors. A portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to a portfolio of any restrictions on investments. No more than 15% of a portfolio’s net assets may be comprised, in the aggregate, of assets that are: (i) subject to material legal restrictions on repatriation; or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the portfolio.

In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the portfolio’s investments in any equity securities of an issuer that, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. The provisions may restrict a portfolio’s investments in certain foreign banks and other financial institutions.

The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations of the world reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a portfolio’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

Risks of Investing in Foreign Securities

Investments in foreign securities involve certain inherent risks including the following:

Foreign Currency Risks. Currency risk is the risk that changes in foreign exchange rates will affect, favorably or unfavorably, the U.S. dollar value of foreign securities. In a period when the U.S. dollar generally rises against foreign currencies, the returns on foreign securities for a U.S. investor will be diminished. By contrast, in a period when the U.S. dollar generally declines, the returns on foreign securities will be enhanced. Therefore, unfavorable changes in the relationship between the U.S. dollar and the relevant foreign currencies will adversely affect the value of a portfolio’s shares.

Market Characteristics. Settlement practices for transactions in foreign markets may differ from those in U.S. markets and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where portfolio assets may be released prior to receipt of payment or securities, may expose a portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Transactions in options on securities, futures contracts, futures options, and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a portfolio’s positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

Legal and Regulatory Matters. In addition to nationalization, foreign governments may take other actions that could have a significant effect on market prices of securities and payment of interest, including restrictions on foreign investment, expropriation of goods, imposition of taxes, currency restrictions, and exchange control regulations.

Taxes. The interest payable on certain of a portfolio’s foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the portfolio’s shareholders. A shareholder otherwise subject to U.S. federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by a portfolio.

Costs. The expense ratio of a portfolio that invests in foreign securities is likely to be higher than those of a fund investing in domestic securities, since the cost of maintaining the custody of foreign securities is higher. In considering whether to invest in the securities of a foreign company, the adviser or sub-adviser considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the United States and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a portfolio will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time within the limitations described in the Prospectuses, depending on the adviser’s or sub-adviser’s assessment of prevailing market, economic, and other conditions.

Securities traded in emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology and the lack of a sufficient capital base to expand business operations. A number of emerging market countries restrict, to varying degrees, foreign investment in securities. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. A number of the currencies of emerging market countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur after investments in these currencies by a portfolio. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Many of the emerging securities markets are relatively small, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in emerging market countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a portfolio’s investment.

Additional risks of investing in emerging market countries may include: currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and significantly smaller market capitalization of securities markets. Emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a portfolio to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or delay in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security. Any change in the leadership or policies of Eastern European countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Additionally, former Communist regimes of a number of Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated.

European Union. European Union (“EU”) member countries that utilize the euro could abandon the euro and replace their currency through means that could include a return to their national currencies. It is possible that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment of the euro or a country’s forced expulsion from the euro on that country, the rest of the EU, and global markets could be adverse to the market values of various securities, currencies, and derivatives, and could create conditions of volatility and limited liquidity in various currency, securities, and other markets. The exit of any country out of the euro could have a destabilizing effect on that country and all eurozone countries and their economies, and could have an adverse effect on the global economy and on global markets. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Depositary Receipts

Securities of foreign issuers may take the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities that represent interests in securities of foreign issuers (collectively, “Depositary Receipts”). These securities are typically dollar-denominated, although their market price may be subject to fluctuations of the foreign currencies in which the underlying securities are denominated.

An ADR is a receipt typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign security and is typically designed for U.S. investors. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs of the unsponsored facility. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the Depositary Receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate that settles at the portfolio’s custodian in five days. A portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are traded in foreign currency.

EDRs are similar to ADRs but may be listed and traded on a European exchange as well as in the United States. Typically, these securities are traded on the Luxembourg exchange in Europe. Generally ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets. GDRs are similar to EDRs although they may be held through foreign clearing agents such as Euroclear Bank and other foreign depositories.

Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities. Non-voting depositary receipts evidence non-voting equity interests in a foreign issuer.

Eurodollar and Yankee Dollar Instruments

Eurodollar instruments are debt instruments that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries.

Yankee dollar instruments are U.S. dollar denominated bonds issued in the United States by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers and may carry the same risks as investing in foreign securities.

Eurodollar Convertible Securities

Eurodollar convertible securities are debt instruments of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into equity securities of the same or a different issuer. Interest and dividends on Eurodollar convertible securities are payable in U.S. dollars outside of the United States. A portfolio may invest without limitation in Eurodollar convertible securities that are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange (“NYSE”) or the AMEX, or that are convertible into publicly traded common stocks of U.S. companies. A portfolio may also invest in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges.

Foreign Bank Obligations

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted that might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

Foreign Currency Transactions

Foreign currency transactions involve buying and selling securities denominated in currencies other than the U.S. dollar, and receive interest, dividends, and sale proceeds in other currencies. A portfolio may enter into foreign currency exchange transactions to convert foreign currencies to and from the U.S. dollar. A portfolio may enter into foreign currency exchange transactions either on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell the foreign currencies.

Foreign Debt Securities

Foreign debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank), and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including ADRs. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, PIK bonds, and zero-coupon bonds.

In determining whether to invest in debt obligations of foreign issuers, a portfolio will consider the relative yields of foreign and domestic debt instruments, the economies of foreign countries, the condition of such countries’ financial markets, the interest rate climate of such countries, and the relationship of such countries’ currency to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a portfolio having previously distributed more income in a particular period than was available from investment income which could result in a return of capital to shareholders. A portfolio’s portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the 1933 Act, the issuer generally does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended (“1934 Act”). The values of foreign securities investments will be affected by incomplete or inaccurate information available to the adviser or sub-adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration, or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Securities traded in certain emerging market countries, including the emerging market countries in Eastern Europe, may be subject to risks in addition to risks typically posed by international investing due to the inexperience of financial intermediaries, the lack of modern technology, and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of

Eastern European countries previously expropriated a large amount of property, the claims on which have not been entirely settled. There can be no assurance that a portfolio’s investments in Eastern Europe will not also be expropriated, nationalized or otherwise confiscated. Although a portion of a portfolio’s investment income may be received or realized in foreign currencies, the portfolio would be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Company’s income distributions to constitute returns of capital for tax purposes or require a portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Foreign Mortgage-Backed Securities

Foreign mortgage-backed securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (such as Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-backed securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans.

Sovereign Debt Securities/Brady Bonds

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt securities in which a portfolio may invest may be rated below investment-grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

Brady Bonds represent a type of sovereign debt. These obligations were created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (“Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela, and may be issued by other emerging countries.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. government securities and are considered to be speculative. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter.

Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Risks of Investing In Sovereign Debt/Brady Bonds

Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend upon expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a portfolio) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part. Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a portfolio or its investors.

A portfolio’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a portfolio’s income distributions to constitute returns of capital for tax purposes or require the portfolio to make distributions exceeding book income to qualify as a RIC for federal tax purposes.

Sovereign debt issued or guaranteed by emerging market governmental entities, and corporate issuers in which a portfolio may invest, potentially involves a high degree of risk and may be deemed the equivalent in terms of quality to high risk, low rated securities (i.e., high-yield bonds) and subject to many of the same risks as such securities. A portfolio may have difficulty disposing of certain of these debt obligations because there may be a thin trading market for such securities. In the event a governmental issuer defaults on its obligations, a portfolio may have limited legal recourse against the issuer or guarantor, if any. Remedies must, in some cases, be pursued in the courts in the jurisdiction in which the defaulting party itself operates, and the ability of the holder of foreign government debt securities to obtain recourse may be subject to the political climate in the relevant country.

The issuers of the government debt securities in which a portfolio may invest may experience substantial difficulties in servicing their external debt obligations, which may lead to defaults on certain obligations. In the event of default, holders of sovereign debt may be requested to participate in the rescheduling of sovereign debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of foreign government debt obligations in the event of default under their commercial bank loan agreements. Further, in the event of a default by a governmental entity, a portfolio may have few or no effective legal remedies for collecting on such debt.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a portfolio may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the portfolio to suffer a loss of interest or principal on any of its holdings.

Supranational Agencies

Securities of supranational agencies are not considered to be government securities and are not supported directly or indirectly by the U.S. government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Union, which is an organization of European countries engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

DERIVATIVE INSTRUMENTS

A derivative is a financial instrument whose value is dependent upon the value of an underlying asset or assets. These underlying assets may include commodities, stocks, bonds, interest rates, currency exchange rates, or related indices. Types of derivatives include forward currency contracts, futures contracts, options, swaps, and warrants. Derivative instruments may be used for a variety of reasons including enhancing returns, hedging against certain market risks, or providing a substitute for purchasing or selling particular securities. Derivatives may provide a cheaper, quicker or more specifically focused way for a portfolio to invest than “traditional” securities would.

Transactions in derivative instruments may include:

—	the purchase and writing of options on securities (including index options) and options on foreign currencies;
—	the purchase and sale of futures contracts based on financial, interest rate, and securities indices, equity securities, or debt instruments; and
—

entering into forward contracts, swaps, and swap related products, such as equity index, interest rate, or currency swaps, credit default swaps (long and short), and related caps, collars, floors, and swaps.

Some derivatives may be used for “hedging,” meaning that they may be used when the adviser or sub-adviser seeks to protect a portfolio’s investments from a decline in value, which could result from changes in interest rates, market prices, currency fluctuations, and other market factors. Derivatives may also be used when the adviser or sub-adviser seeks to increase liquidity, implement a cash management strategy, invest in a particular stock, bond, or segment of the market in a more efficient or less expensive way; modify the characteristics of a portfolio’s portfolio investments; and/or to enhance return. However derivatives are used, their successful use is not assured and will depend upon the adviser’s or sub-adviser’s ability to predict and understand relevant market movements.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a portfolio to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the portfolio can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as OTC derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency, which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily payment system (i.e., margin requirements) operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, a portfolio will consider the creditworthiness of counterparties to OTC derivatives in the same manner, as they would review the credit quality of a security to be purchased by the portfolio. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The value of some derivative instruments in which a portfolio invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the portfolio, the ability of the portfolio to successfully utilize these instruments may depend in part upon the ability of the portfolio’s adviser or sub-adviser to forecast interest rates and other economic factors correctly. If the adviser or sub-adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a portfolio could be exposed to the risk of loss.

A portfolio might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If a portfolio’s adviser or sub-adviser incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the portfolio, the portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to: (i) the possible inability of a portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable; (ii) the possible need to sell a portfolio security at a disadvantageous time because a portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments; and (iii) the possible inability of the portfolio to close out or to liquidate its derivatives positions. In addition, a portfolio’s use of such instruments may cause the portfolio to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

The success of transactions in derivative instruments depends on a portfolio’s adviser’s or sub-adviser’s judgment as to their potential risks and rewards. Use of these instruments exposes a portfolio to additional investment risks and transaction costs. If a portfolio’s adviser or sub-adviser incorrectly analyzes market conditions or does not employ the appropriate strategy with these instruments, the portfolio’s return could be lower than if derivative instruments had not been used. Additional risks inherent in the use of derivative instruments include: adverse movements in the prices of securities or currencies and the possible absence of a liquid secondary market for any particular instrument. A portfolio could experience losses if the prices of its derivative positions correlate poorly with those of its other investments. The loss from investing in derivative instruments is potentially unlimited.

Certain portfolios may invest in derivatives for hedging purposes, to enhance returns, as a substitute for purchasing or selling securities, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. Hedging involves using a security or contract to offset investment risk, and can reduce the risk of a position held in an investment portfolio. If a portfolio’s adviser or sub-adviser’s judgment about fluctuations in securities prices, interest rates, or currency prices proves incorrect, or the strategy does not correlate well with a portfolio’s investments, the use of derivatives could result in a loss to the portfolio and may, in turn, increase the portfolio’s volatility. In addition, in the event that non-exchange traded derivatives are used, they could result in a loss if the counterparty to the transaction does not perform as promised.

The portfolio has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit a portfolio.

In February 2012, the Commodity Futures Trading Commission (“CFTC”) adopted regulatory changes that may impact the portfolios by subjecting a portfolio’s Adviser or Sub-Adviser to registration with the CFTC as a CPO or commodity trading advisor (“CTA”) of the portfolio unless the portfolio is able to comply with certain trading and marketing limitations on its investments in futures, many over-the-counter derivatives, and certain other instruments. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens where CPO registration is required for an adviser. Compliance with these additional registration and regulatory requirements may increase portfolio expenses. In August 2013, the CFTC adopted final regulations designed to harmonize obligations of CPOs under CFTC Part 4 Regulations. The final regulations potentially mitigate certain disclosure and operational burdens if CPO registration were required for a fund’s adviser.

Forwards, Futures, and Options

A forward contract obliges its purchaser to buy a given amount of a specified asset at some stated time in the future at the forward price. Similarly, the seller of the contract is obliged to deliver the asset at the forward price. Forward contracts are not traded on exchanges. They are OTC contracts.

Futures contracts are created and traded on organized futures exchanges. Contracts are highly standardized in terms of the amount and type of the underlying asset involved and the available dates in which it can be delivered. The exchanges themselves provide assurances that contracts will be honored through clearinghouses.

An option is a derivative security that gives the buyer (holder) the right, but not the obligation, to buy or sell a specified quantity of a specified asset within a specified time period. An option contract differs from the futures contract in that the option contract gives the buyer the price, but not the obligation, to purchase or sell a security at a later date at the specified price.

Risks of Investing with Forwards, Futures, and Options

Risk of Imperfect Correlation of Hedging Instruments with a Portfolio’s Securities - A portfolio’s abilities effectively to hedge all or a portion of its portfolio through transactions in options, futures contracts, options on futures contracts, forward contracts and options on foreign currencies depend on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of the portfolio’s securities. In the case of futures and options based on an index, a portfolio will not duplicate the components of the index, and in the case of futures and options on debt instruments, the portfolio securities that are being hedged may not be the same type of obligation underlying such contract. The use of forward contracts for cross-hedging purposes may involve greater correlation risks. As a result, the correlation probably will not be exact. Consequently, a portfolio bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

For example, if a portfolio purchases a put option on an index and the index decreases less than the value of the hedged securities, a portfolio would experience a loss that is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or futures contract in which a portfolio has a position and the portfolio securities a portfolio is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. In addition, a portfolio may enter into transactions in forward contracts or options on foreign currencies in order to hedge against exposure arising from the currencies underlying such forwards. In such instances, a portfolio will be subject to the additional risk of imperfect correlation between changes in the value of the currencies underlying such forwards or options and changes in the value of the currencies being hedged.

It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a portfolio enters into transactions in options or futures on narrow-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the portfolio’s portfolio or the intended acquisitions being hedged.

The trading of futures contracts, options and forward contracts for hedging purposes entails the additional risk of imperfect correlation between movements in the futures or option price and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the options, futures and forward markets. In this regard, trading by speculators in options, futures and forward contracts has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of contracts.

The trading of options on futures contracts also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.

Further, with respect to options on securities, options on stock indices, options on currencies and options on futures contracts, a portfolio is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a portfolio in connection with such transactions.

In selling a covered call option on a security, index or futures contract, a portfolio also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a portfolio sells a call option on a stock index and segregates securities, such securities may not match the composition of the index, and a portfolio may not be fully covered. As a result, a portfolio could be subject to risk of loss in the event of adverse market movements.

The selling of options on securities, options on stock indices or options on futures contracts constitutes only a partial hedge against fluctuations in value of a portfolio’s holdings. When a portfolio sells an option, it will receive premium income in return for the holder’s purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a portfolio will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the portfolio’s portfolio holdings or any increase in the cost of the instruments to be acquired.

When the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a portfolio will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by selling an option, a portfolio may be required to forgo the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired.

In the event of the occurrence of any of the foregoing adverse market events, the portfolio’s overall return may be lower than if it had not engaged in the hedging transactions.

It should also be noted that a portfolio may enter into transactions in options (except for options on foreign currencies), futures contracts, options on futures contracts and forward contracts not only for hedging purposes, but also for non-hedging purposes intended to increase portfolio returns. Non-hedging transactions in such investments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A portfolio will only sell covered options, such that liquid securities with an aggregate value equal to an amount necessary to satisfy an option exercise will be segregated at all times, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a portfolio may not fully protect it against risk of loss and, in any event, a portfolio could suffer losses on the option position, which might not be offset by corresponding portfolio gains.

A portfolio also may enter into transactions in futures contracts, options on futures contracts and forward contracts for other than hedging purposes, which could expose a portfolio to significant risk of loss if foreign currency exchange rates do not move in the direction or to the extent anticipated. In this regard, the foreign currency may be extremely volatile from time to time, as discussed in the Prospectus and in this SAI, and the use of such transactions for non-hedging purposes could therefore involve significant risk of loss.

With respect to entering into straddles on securities, a portfolio incurs the risk that the price of the underlying security will not remain stable, that one of the options sold will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a portfolio with two simultaneous premiums on the same security, but involve additional risk since a portfolio may have an option exercised against it regardless of whether the price of the security increases or decreases.

Risk of a Potential Lack of a Liquid Secondary Market - Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a portfolio will enter into options or futures positions only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular contracts at any specific time. In that event, it may not be possible to close out a position held by a portfolio, and the portfolio could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a portfolio has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on the portfolio’s ability effectively to hedge its portfolio, and could result in trading losses.

The liquidity of a secondary market in the futures contract or option thereon may be adversely affected by “daily price fluctuation limits,” established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved the daily limit on a number of consecutive trading days.

The trading of futures contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Margin - Because of low initial margin deposits made upon the opening of a futures or forward position and the selling of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a portfolio enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by a portfolio or decreases in the prices of securities or other assets a portfolio intends to acquire. Where a portfolio enters into such transactions for other than hedging purposes, the margin requirements associated with such transactions could expose a portfolio to greater risk.

Trading and Position Limits - The exchanges on which futures and options are traded may impose limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, the CFTC and the various boards of trade have established limits referred to as “speculative position limits” on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The adviser or sub-adviser does not believe that these trading and position limits will have any adverse impact on the strategies for hedging the portfolio of the portfolios.

Risks of Options on Futures Contracts - The amount of risk a portfolio assumes when it purchases an option on a futures contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying futures contract subject to the risks of the availability of a liquid offset market described herein. The seller of an option on a futures contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price underlying security, index, currency or futures contracts.

Risks of Transactions Related to Foreign Currencies and Transactions Not Conducted on U.S. Exchanges- Transactions in forward contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a portfolio. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a portfolio makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options markets until the following day, thereby making it more difficult for a portfolio to respond to such events in a timely manner.

Settlements of exercises of over the counter forward contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes, or other charges.

Unlike many transactions entered into by a portfolio in futures contracts and exchange-traded options, options on foreign currencies, forward contracts and OTC options on securities are not traded on markets regulated by the CFTC or the SEC (with the exception of certain foreign currency options). To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over the counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option seller and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

In addition, OTC transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a portfolio’s position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with a portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of OTC contracts, and a portfolio could be required to retain options purchased or sold, or forward contracts entered into, until exercise, expiration, or maturity. This in turn could limit the portfolio’s ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

Further, OTC transactions are not subject to the guarantee of an exchange clearinghouse, and a portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting the portfolio’s ability to enter into desired hedging transactions. A portfolio will enter into an OTC transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the adviser or sub-adviser.

Options on securities, options on stock indices, futures contracts, options on futures contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of OTC trading may be present in connection with such transactions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over the counter market, potentially permitting a portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Forward Foreign Currency Exchange Contracts

A portfolio that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore the portfolio may enter into forward foreign currency exchange contracts to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.

Forward contracts for foreign currency (forward foreign currency exchange contracts) obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers.

These contracts may be used for hedging to attempt to minimize the risk to a portfolio from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A portfolio may enter into a forward foreign currency exchange contract in order to “lock in” the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward foreign currency exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. A portfolio may also enter into a forward foreign currency exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward foreign exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as “cross hedging.” The success of cross hedging is dependent on many factors, including the ability of the adviser or sub-adviser to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the underlying securities a portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward foreign currency exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a portfolio to purchase additional foreign currency on the spot market (i.e., cash) (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward foreign currency exchange contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward foreign currency exchange contract requiring a portfolio to sell a currency, the portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a portfolio may close out a forward foreign currency exchange contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost of engaging in forward foreign currency exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although a portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. A portfolio may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a portfolio at one rate, while offering a lesser rate of exchange should the portfolio desire to resell that currency to the dealer.

If a hedging transaction in forward contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. A portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the portfolio’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Alternatively, when the adviser or sub-adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward foreign currency exchange contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of a portfolio’s securities denominated in, or exposed, to such foreign currency. The precise matching of the forward foreign currency exchange contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date on which the forward foreign currency exchange contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.

A portfolio will also enter into transactions in forward foreign currency exchange contracts for other than hedging purposes, which present greater profit potential but also involve increased risk. For example, a portfolio may purchase a given foreign currency through a forward foreign currency exchange contract if, in the judgment of the adviser or sub-adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, a portfolio may sell the currency through a forward foreign currency exchange contract if the adviser or sub-adviser believes that its value will decline relative to the dollar.

A portfolio will profit if the anticipated movements in foreign currency exchange rates occur which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

The portfolio has established procedures consistent with statements by the SEC and its staff regarding the use of forward foreign currency exchange contracts by registered investment companies, which require the use of segregated assets or “cover” in connection with the purchase and sale of such contracts. In those instances in which a portfolio satisfies this requirement through segregation of assets, it will maintain, in a segregated account (or earmark on its records) cash, cash equivalents or other liquid securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under forward foreign currency exchange contracts. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward foreign currency exchange contracts. In such event the portfolio’s ability to utilize forward foreign currency exchange contracts in the manner set forth above may be restricted.

A portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the adviser or sub-adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. A portfolio may also hold foreign currency in anticipation of purchasing foreign securities. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

The cost of engaging in forward exchange contracts varies with factors such as currencies involved, the length of the contract period and the market conditions then prevailing. Because forward foreign currency exchange contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the adviser or sub-adviser must evaluate the credit and performance risk of each particular counterparty under a forward foreign currency exchange contract.

Although a portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The portfolios may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the portfolios at one rate, while offering a lesser rate of exchange should the portfolios desire to resell that currency to the dealer.

If a hedging transaction in forward foreign currency exchange contracts is successful, the decline in the value of portfolio securities or other assets or the increase in the cost of securities or other assets to be acquired may be offset, at least in part, by profits on the forward contract. Nevertheless, by entering into such forward contracts, a portfolio may be required to forgo all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. A portfolio will usually seek to close out positions in such contracts by entering into offsetting transactions, which will serve to fix the portfolio’s profit or loss based upon the value of the contracts at the time the offsetting transaction is executed.

Futures Contracts

The portfolio may enter into futures contracts, including futures contracts related to stock indices and interest rates among others. Purchases or sales of futures contracts for hedging purposes may be used to attempt to protect a portfolio’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield (“speculation”).

A futures contract is an exchange-traded agreement providing for the purchase and sale of a specified type and amount of a financial instrument or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a futures contract provides for a specified settlement date on which, in the case of cash settled futures contracts, the difference between the price at which the contract was entered into and the contract’s closing value is settled between the purchaser and seller in cash. Futures contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures contracts generally call for settlement only on a certain date and cannot be “exercised” at any other time during their term.

The purchase or sale of a futures contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the futures commission merchant as “initial margin.” Subsequent payments to and from the broker, referred to as “variation margin,” are made on a daily basis as the value of the index or instrument underlying the futures contract fluctuates, making positions in the futures contract more or less valuable--a process known as “marking to the market.”

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is achieved by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a portfolio relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contracts.

When using futures contracts as a hedging technique, at best the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a portfolio might not be successful and the portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there are may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a portfolio’s overall return could be less than if the hedging transactions had not been undertaken.

Investments in futures contracts on debt instruments involve the risk that if a portfolio’s adviser’s or sub-adviser’s judgment concerning the general direction of interest rates is incorrect, the portfolio’s overall performance may be poorer than if it had not entered into any such contract. For example, if a portfolio has been hedged against the possibility that an increase in interest rates would adversely affect the price of bonds held in its portfolio, and interest rates decrease instead, the portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be at increased prices, which reflect the rising market.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts that are intended to hedge against a change in the value of securities held by a portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss of such securities upon disposition.

An “initial margin” is the amount of funds that must be deposited with a futures commission merchant in order to initiate futures trading and to maintain open positions in a portfolio’s futures contracts. Such deposit is intended to assure a portfolio’s performance under the futures contract. The initial margin required for a particular futures contract is set by the exchange on which the contract is traded and the futures commission merchant, and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a portfolio. These daily payments to and from a portfolio are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily NAVs, a portfolio marks-to-market the current value of its open futures contracts. The payment or receipt of the variation margin does not represent a borrowing or loan by a portfolio but is settlement between the portfolio and the broker of the amount one would owe the other if the futures contract expired.

When a portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain, in a segregated account held by the custodian or a futures commodities merchant, cash and/or liquid securities having an aggregate value at least equal to the full market value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Policies on the Use of Futures and Options on Futures

The portfolio may engage in futures and related options transactions for bona fide hedging or to seek to increase total return as permitted by CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators.

The staff of the SEC has taken the position that over-the-counter options and assets used to cover sold OTC options are illiquid and, therefore, together with other illiquid securities held by a portfolio, cannot exceed 15% of the portfolio’s assets (the “SEC illiquidity ceiling”). Although the portfolio’s adviser or sub-adviser may disagree with this position, the portfolio’s adviser or sub-adviser intends to limit the portfolio’s selling of OTC options in accordance with the following procedure. Also, the contracts a portfolio has in place with such primary dealers provide that the portfolio has the absolute right to repurchase an option it sells at a maximum price to be calculated by a pre-determined formula. The portfolio will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling test. The portfolio may also sell OTC options with non-primary dealers, including foreign dealers (where applicable), and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling test.

Limitations on Futures and Options on Futures

When purchasing a futures contract, a portfolio must maintain with its custodian cash or liquid securities (including any margin) equal to the market value of such contract. When writing a call option on a futures contract, a portfolio similarly will maintain with its custodian cash and/or liquid securities (including any margin) equal to the amount such option is “in-the-money” until the option expires or is closed out by the portfolio. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price.

When writing a call option on a futures contract, a portfolio will maintain with its custodian (or earmark on its records) cash or liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the portfolio.

Risks Associated with Futures and Options on Futures

The value of a futures contract may decline. While a portfolio’s transactions in futures may protect a portfolio against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude a portfolio from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. With respect to transactions for hedging, there can be no guarantee that there will be correlation between price movements in the hedging vehicle and in a portfolio’s securities being hedged. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that a portfolio’s return might have been better if hedging had not been attempted. The degree to which price movements do not correlate depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

There can be no assurance that a liquid market will exist at a time when a portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent a portfolio from liquidating an unfavorable position and a portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

Most portfolios will only enter into futures contracts or futures options that are standardized and traded on a U.S. exchange or board of trade or, in the case of futures options, for which an established OTC market exists. Foreign markets may offer advantages such as trading in indexes that are not currently traded in the United States. However, foreign markets may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity markets is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations, and the rules of the National Futures Association (“NFA”) and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protections as funds received in respect of transactions on U.S. futures exchanges. A portfolio could incur losses or lose any profits that had been realized in trading by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges and boards of trade, and those that are not.

The Company reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities.

There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger’s opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a portfolio to incur additional brokerage commissions and may cause an increase in the portfolio’s portfolio turnover rate. The successful use of futures contracts and related options also depends on the ability of the adviser or sub-adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a portfolio or such prices move in a direction opposite to that anticipated the portfolio may realize a loss on the hedging transaction that is not offset by an increase in the value of its portfolio securities. As a result, the return of a portfolio for the period may be less than if it had not engaged in the hedging transaction.

Foreign Futures Contracts and Foreign Options

Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the NFA, nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Interest Rate Futures Contracts

An interest rate futures contract obligates the seller of the contract to deliver and the purchaser to take delivery of the interest rate securities called for in the contract at a specified future time and at a specified price. A stock index assigns relative values to the common stocks included in the index, and the index fluctuates with changes in the market values of the common stocks so included.

A portfolio may purchase and sell interest rate futures as a hedge against adverse changes in debt instruments and other interest rate sensitive securities. In a hedging strategy a portfolio might employ, a portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt instruments but wishes to defer its purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable a portfolio to earn the income on a short-term security while at the same time minimizing the effect of all, or part, of an increase in the market price of the long-term debt security, that the portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by a portfolio or avoided by taking delivery of the debt instruments under the futures contract.

A portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security that would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by a portfolio would be substantially offset by the ability of the portfolio to repurchase at a lower price the interest rate futures contract previously sold. While a portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

Stock Index Futures Contracts

The portfolio may enter into stock index futures contracts, including futures contracts related to stock indices and interest rates among others. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Purchases or sales of stock index futures contracts for hedging purposes may be used to attempt to protect a portfolio’s current or intended stock investments from broad fluctuations in stock prices, to act as a substitute for an underlying investment, or to enhance yield.

A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck.

A “stock index” assigns relative values to the common stocks included in an index (for example, the S&P 500® Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

Purchases or sales of stock index futures contracts are used to attempt to protect a portfolio’s current or intended stock investments from broad fluctuations in stock prices. For example, a portfolio may sell stock index futures contracts in anticipation of, or during a market decline to attempt to offset the decrease in market value of the portfolio’s portfolio securities that might otherwise result if such decline occurs, because the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the portfolio intends to purchase. As such purchases are made, the corresponding position in stock index futures contracts will be closed out. In a substantial majority of these transactions, a portfolio will purchase such securities upon termination of the futures position, but under usual market conditions, a long futures position may be terminated without a related purchase of securities.

To the extent that changes in the value of a portfolio corresponds to changes in a given stock index, the sale of futures contracts on that index (“short hedge”) would substantially reduce the risk to a portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

(i)	when a sale of portfolio securities at that time would appear to be disadvantageous in the long term because such liquidation would:

(a)	forego possible price appreciation;
(b)	create a situation in which the securities would be difficult to repurchase; or
(c)	create substantial brokerage commissions.

(ii)

when a liquidation of a portfolio has commenced or is contemplated, but there is, in the adviser’s or sub-adviser’s determination, a substantial risk of a major price decline before liquidation can be completed; or

(iii)	to close out stock index futures purchase transactions.

Where a portfolio anticipates a significant market or market sector advance, the purchase of a stock index futures contract (“long hedge”) affords a hedge against not participating in such advance at a time when the portfolio is not fully invested. Stock index futures might also be purchased:

(i)

if a portfolio is attempting to purchase equity positions in issues which it had, or was having, difficulty purchasing at prices considered by the adviser or sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio; or

(ii)	to close out stock index futures sales transactions.

Options on Futures Contracts

The portfolio may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A portfolio may use options on futures contracts in connection with hedging strategies. Generally these strategies would be employed under the same market conditions in which a portfolio would use put and call options on debt instruments, as described hereafter in “Options on Securities and Securities Indices:”

(i)

if a portfolio is attempting to purchase equity positions in issues which it had or was having difficulty purchasing at prices considered by its adviser or sub-adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the portfolio; or

(ii)	to close out stock index futures sales transactions.

As long as required by regulatory authorities, the portfolio will limit its use of futures contracts and futures options to hedging transactions and other strategies as described under the heading “Limitations” in this section.

For example, a portfolio might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the portfolio’s securities or the price of the securities that the portfolio intends to purchase. A portfolio’s hedging may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a portfolio’s exposure to interest rate fluctuations, the portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

A portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts it writes. Such margin deposits will vary depending on the nature of the underlying futures contract (including the related initial margin requirements), the current market value of the option, and other futures positions held by a portfolio.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, a portfolio realizes a capital gain, or if it is more, a portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a portfolio realizes a capital gain, or if it is less, the portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

A portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Options on futures contracts that are sold or purchased by a portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A portfolio may sell call options on futures contracts only if it also: (i) purchases the underlying futures contract; (ii) owns the instrument, or instruments included in the index, underlying the futures contract; or (iii) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held is equal to or less than the exercise price of the call sold; or is greater than the exercise price of the call sold if the difference is maintained by a portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A portfolio may sell put options on futures contracts only if it also: (i) sells the underlying futures contract; (ii) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract; or (iii) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by a portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by a portfolio, the portfolio will be required to sell the underlying futures contract which, if a portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by a portfolio is exercised, the portfolio will be required to purchase the underlying futures contract which, if a portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, a portfolio will retain the full amount of the option premium, less related transaction costs, which provide a partial hedge against any decline that may have occurred in the portfolio’s holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities a portfolio intends to purchase. If a put or call option a portfolio has sold is exercised, the portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the portfolio’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options

A portfolio may purchase and sell put and call options on fixed-income or other securities or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A portfolio may purchase these securities for the purpose of increasing its return on such securities and/or to protect the value of its portfolio. A portfolio may also write combinations of put and call options on the same security, known as “straddles.” Such transactions can generate additional premium income but also present increased risk. A portfolio may also purchase put or call options in anticipation of market fluctuations which may adversely affect the value of its portfolio or the prices of securities that a portfolio wants to purchase at a later date. A portfolio may sell call and put options only if it takes certain steps to cover such options or segregates assets, in accordance with regulatory requirements, as described below.

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the adviser or sub-adviser.

In the case of a call option on a security, the option is “covered” if a portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by a portfolio’s adviser or sub-adviser in accordance with procedures established by the Board, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the portfolio. For a call option on an index, the option is covered if a portfolio maintains with its custodian assets determined to be liquid by the adviser or sub-adviser in accordance with procedures established by the Board, in an amount equal to the contract value of the index. A call option is also covered if a portfolio holds a call on the same security or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written, provided the difference is maintained by the portfolio in segregated assets determined to be liquid by the adviser or sub-adviser in accordance with procedures established by the Board. A put option on a security or an index is “covered” if a portfolio segregates assets determined to be liquid the adviser or sub-adviser in accordance with procedures established by the Board equal to the exercise price. A put option is also covered if a portfolio holds a put on the same security or index as the put written where the exercise price of the put held is: (i) equal to or greater than the exercise price of the put written; or (ii) less than the exercise price of the put written, provided the difference is maintained by the portfolio in segregated assets determined to be liquid by the portfolio’s adviser or sub-adviser in accordance with procedures established by the Board.

Effecting a closing transaction in the case of a sold call option will permit a portfolio to sell another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a sold put option will permit a portfolio to sell another put option to the extent that the exercise price thereof is secured by liquid securities in a segregated account (or earmarked on its records). Such transactions permit a portfolio to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, completing a closing transaction will permit the cash or proceeds from the concurrent sale of any subject to the option to be used for other investments of a portfolio, provided that another option on such security is not sold.

A portfolio will realize a profit from a closing transaction if the premium paid in connection with the closing of an option sold by a portfolio is less than the premium received from selling the option, or if the premium received in connection with the closing of an option by a portfolio is more than the premium paid for the original purchase. Conversely, a portfolio will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously sold by a portfolio is likely to be offset in whole or in part by appreciation of the underlying security owned by a portfolio.

If an option written by a portfolio expires unexercised, the portfolio realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a portfolio expires unexercised, the portfolio realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a portfolio desires.

A portfolio may sell options in connection with buy-and-write transactions; that is, the portfolio may purchase a security and then sell a call option against that security. The exercise price of the call a portfolio determines to sell will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below (“in-the-money”), equal to (“at-the-money”), or above (“out-of-the-money”) the current value of the underlying security at the time the option is sold. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from selling the call option plus the appreciation in the market price of the underlying security, up to the exercise price, will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a portfolio’s maximum gain will be the premium received by it for selling the option, adjusted upwards or downwards by the difference between the portfolio’s purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

The selling of put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the portfolio’s gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a portfolio may elect to close the position or retain the option until it is exercised, at which time a portfolio will be required to take delivery of the security at the exercise price; the portfolio’s return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a portfolio in the same market environments that call options are used in equivalent buy-and-write transactions.

By selling a call option, a portfolio limits its opportunity to profit from any increase in the market value of the underlying security, above the exercise price of the option. By selling a put option, a portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. The selling of options on securities will not be undertaken by a portfolio solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are sold for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A portfolio may purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a portfolio to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

A portfolio may purchase call options to hedge against an increase in the price of securities that a portfolio anticipates purchasing in the future. If such increase occurs, the call option will permit a portfolio to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to a portfolio.

In certain instances, a portfolio may enter into options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as “reset” options or “adjustable strike” options, grant the purchaser the right to purchase (in the case of a “call”), or sell (in the case of a “put”), a specified type and series of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a “reset” option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a “reset” option, at the time of exercise, may be less advantageous to a portfolio than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium is paid at termination, a portfolio assumes the risk that: (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying U.S. Treasury security over the term of the option and adjustments made to the strike price of the option; and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option.

The portfolios will not write call options on when-issued securities. The portfolios purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such a gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A portfolio may write calls on and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a portfolio would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate a portfolio’s obligation might be more or less than the premium received when it originally wrote the option. Further, a portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a portfolio, the portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. However, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapse unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

The purchase of put options may be used to protect a portfolio’s holdings in an underlying security against a substantial decline in market value. Such protection, of course, only provided during the life of the put option when a portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security’s market price. By using put options in this manner, a portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options also may be used by the portfolio when it does not hold the underlying security.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that portfolio. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that portfolio. This asset will be adjusted daily to the option’s current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a portfolio to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both. If a portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security. There is, of course, no assurance that a portfolio will be able to effect a closing transaction at a favorable price. If a portfolio cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. government agencies.

Risks Associated with Investing in Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class of series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a portfolio is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

If trading were suspended in an option purchased by a portfolio, the portfolio would not be able to close out the option. If restrictions on exercise were imposed, a portfolio might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by a portfolio is covered by an option on the same index purchased by the portfolio, movements in the index may result in a loss to the portfolio; however, such losses may be mitigated by changes in the value of the portfolio’s securities during the period the option was outstanding. The extent to which a portfolio may enter into options transactions may be limited by the Code requirements for qualification of the portfolio as a “RIC. (See “Tax Considerations.”)

In addition, foreign option exchanges do not afford to participants many of the protections available in U.S. option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a portfolio as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. (See “OTC Options.”)

Covered Call Options

In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable a portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

A portfolio may write a call or put option only if the option is “covered” or “secured” by a portfolio holding a position in the underlying securities. This means that so long as a portfolio is obligated as the writer of a call option, it will own the underlying securities subject to the option or hold a call with the same exercise price, the same exercise period, and on the same securities as the written call. Alternatively, a portfolio may maintain, in a segregated account with the Company’s custodian (or earmark on its records), cash and/or liquid securities with a value sufficient to meet its obligation as writer of the option. A put is secured if a portfolio maintains cash and/or liquid securities with a value equal to the exercise price in a segregated account, or holds a put on the same underlying security at an equal or greater exercise price. A portfolio may also cover its obligation by holding a put where the exercise price of the put is less than that of the written put provided the difference is segregated in the form of liquid securities. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same portfolio.

Exchange-Traded/OTC Options

A portfolio may purchase and sell options that are traded on U.S. and foreign exchanges and options traded OTC with broker-dealers who make markets in these options. The ability to terminate OTC options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Transactions by a portfolio in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facility or are held in one or more accounts or through one or more brokers. Thus, the number of options which a portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. While a portfolio seeks to enter into OTC options only with dealers who can enter into closing transactions with the portfolio, no assurance exists that the portfolio will at any time be able to liquidate an OTC option at a favorable price at any time prior to expiration. If a portfolio, as a covered OTC/call option writer, cannot effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the portfolio may be unable to liquidate an OTC option. With respect to options written by a portfolio, the inability to enter into a closing transaction may result in material losses to the portfolio. For example, because a portfolio must maintain a secured position with respect to any call option on a security it writes, the portfolio may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a portfolio’s ability to sell portfolio securities at a time when such sale might be advantageous. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty.

Foreign Currency Options

Options on foreign currencies may be purchased and sold for hedging purposes in a manner similar to that in which forward contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of portfolio securities, a portfolio may purchase put options on the foreign currency. If the value of the currency does decline, a portfolio will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a portfolio may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a portfolio deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a portfolio could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

A portfolio may sell options on foreign currencies for the same types of hedging purposes. For example, where a portfolio anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, sell a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

As in the case of other types of options, however, the selling of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and a portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a portfolio’s position, it may forfeit the entire amount of the premium plus related transaction costs. As in the case of forward contracts, certain options on foreign currencies are traded over the counter and involve risks which may not be present in the case of exchange-traded instruments.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a portfolio could sell a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a portfolio to hedge such increased cost up to the amount of the premium. Foreign currency options sold by a portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the selling of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the selling of options on foreign currencies, a portfolio also may be required to forgo all or a portion of the benefits, which might otherwise have been obtained from favorable movements in exchange rates. The portfolios may also use foreign currency options to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Put and Call Options

A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of the adviser or sub-adviser.

Put and call options are derivative securities traded on U.S. and foreign exchanges or OTC. Except as indicated in “Portfolio Hedging,” the portfolios will engage in trading of such derivative securities exclusively for hedging purposes.

If a put option is purchased, a portfolio acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when the adviser or sub-adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a portfolio holds a stock which the adviser or sub-adviser believes has strong fundamentals, but for some reason may be weak in the near term, the portfolio may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a portfolio will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a portfolio exercises the put, less transaction costs, is the amount by which a portfolio hedges against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price the portfolio paid for the put, plus transaction costs. If the price of the underlying security increases, the premium paid for the put option less any amount for which the put may be sold reduces the profit the portfolio realizes on the sale of the securities.

If a put option is sold by a portfolio, the portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that the writer may be required to by the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapse unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

If a call option is purchased, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a portfolio has a short position in the underlying security and the security thereafter increases in price. A portfolio will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If a portfolio purchases the call option to hedge a short position in the underlying security and the price of the underlying security thereafter falls, the premium paid for the call option less any amount for which such option may be sold reduces the profit the portfolio realizes on the cover of the short position in the security.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. A portfolio generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

A portfolio will not write call options on when-issued securities. A portfolio may purchase call options primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

A portfolio may write call options on futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets or high-quality debt instruments in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a portfolio would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate a portfolio’s obligation might be more or less than the premium received when it originally wrote the option. Further, a portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. A portfolio generally will purchase only those options for which the adviser or sub-adviser believes there is an active secondary market to facilitate closing transactions.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that portfolio. This liability will be adjusted daily to the option’s current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that portfolio. This asset will be adjusted daily to the option’s current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option. The value of an option purchased or written is marked-to-market daily and is valued at the mean between the bid and ask price on the exchange on which it is traded or, if not traded on an exchange at the market value determined using an industry accepted model such as “Black Scholes.”

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a portfolio to write another call option, or purchase another call option, on the underlying security with either a different exercise price or expiration date or both. If a portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the date of the security. There is, of course, no assurance that a portfolio will be able to effect a closing transaction at a favorable price. If a portfolio cannot either enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Stock Index Options

A portfolio may purchase or sell call and put options on stock indices for the same purposes as it purchases or sells options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. When such options are written, a portfolio is required to maintain a segregated account consisting of cash, cash equivalents, or high grade obligations or a portfolio must purchase a like option of greater value that will expire no earlier than the option sold. Purchased options may not enable a portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of the portfolio’s securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market.

A portfolio generally may sell options on stock indices for the purpose of increasing gross income and to protect the portfolio against declines in the value of securities they own or increases in the value of securities to be acquired, although the portfolio may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A portfolio’s possible loss in either case will be limited to the premium paid for the option, plus related transaction costs. The index underlying a stock index option may be a “broad-based” index, such as the S&P 500® Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor’s 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to: (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by; (ii) a fixed “index multiplier.”

A portfolio may sell call options on stock indices if it owns securities whose price changes, in the opinion of the portfolio’s adviser or sub-adviser, are expected to be similar to those of the underlying index, or if it has an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian or earmarked on its records) upon conversion or exchange of other securities in its portfolio. When a portfolio covers a call option on a stock index it has sold by holding securities, such securities may not match the composition of the index and, in that event, the portfolio will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A portfolio may also sell call options on stock indices if it holds a call on the same index and in the same principal amount as the call sold when the exercise price of the call held: (i) is equal to or less than the exercise price of the call sold; or (ii) is greater than the exercise price of the call sold if the difference is maintained by the portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A portfolio may sell put options on stock indices if it maintains liquid securities with a value equal to the exercise price in a segregated account with its custodian (or earmarked on its records), or by holding a put on the same stock index and in the same principal amount as the put sold when the exercise price of the put is equal to or greater than the exercise price of the put sold if the difference is maintained by the portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A portfolio will receive a premium from selling a put or call option, which increases the portfolio’s gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a portfolio has sold a call option falls or remains the same, the portfolio will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a portfolio will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the portfolio’s or the Underlying Fund’s stock investments. By selling a put option, a portfolio assumes the risk of a decline in the index.

A portfolio may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a portfolio will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the portfolio’s investments does not decline as anticipated, or if the value of the option does not increase, the portfolio’s loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the portfolio’s security holdings.

The purchase of call options on stock indices may be used by a portfolio to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment at a time when a portfolio holds un-invested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a portfolio will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a portfolio is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a portfolio owns.

Options on Futures Contracts

The portfolio may purchase and sell options to buy or sell futures contracts in which they may invest (“options on futures contracts”). Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. Put and call options on futures contracts may be traded by a portfolio in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired, to act as a substitute for an underlying investment, or to enhance yield.

An option on a futures contract provides the holder with the right to enter into a “long” position in the underlying futures contract, in the case of a call option, or a “short” position in the underlying futures contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts. In addition, the seller of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

Options on futures contracts that are sold or purchased by a portfolio on U.S. exchanges are traded on the same contract market as the underlying futures contract, and, like futures contracts, are subject to regulation by the CFTC and the performance guarantee of the exchange clearinghouse. In addition, options on futures contracts may be traded on foreign exchanges or in some cases over the counter or on an electronic trading facility.

A portfolio may sell call options on futures contracts only if it also: (i) purchases the underlying futures contract; (ii) owns the instrument, or instruments included in the index, underlying the futures contract; or (iii) holds a call on the same futures contract and in the same principal amount as the call sold when the exercise price of the call held: (1) is equal to or less than the exercise price of the call sold; or (2) is greater than the exercise price of the call sold if the difference is maintained by a portfolio in liquid securities in a segregated account with its custodian (or earmarked on its records). A portfolio may sell put options on futures contracts only if it also: (i) sells the underlying futures contract; (ii) segregates liquid securities in an amount equal to the value of the security or index underlying the futures contract; or (iii) holds a put on the same futures contract and in the same principal amount as the put sold when the exercise price of the put held is equal to or greater than the exercise price of the put written or when the exercise price of the put held is less than the exercise price of the put sold if the difference is maintained by a portfolio in liquid securities in a segregated account with it its custodian (or earmarked on its records). Upon the exercise of a call option on a futures contract sold by a portfolio, the portfolio will be required to sell the underlying futures contract which, if a portfolio has covered its obligation through the purchase of such contract, will serve to liquidate its futures position. Similarly, where a put option on a futures contract sold by a portfolio is exercised, the portfolio will be required to purchase the underlying futures contract which, if a portfolio has covered its obligation through the sale of such contract, will close out its futures position.

The selling of a call option on a futures contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is below the exercise price, a portfolio will retain the full amount of the option premium less related transaction costs, which provides a partial hedge against any decline that may have occurred in the portfolio’s holdings. The selling of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the option is higher than the exercise price, a portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities a portfolio intends to purchase. If a put or call option a portfolio has sold is exercised, the portfolio will incur a loss, which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, the portfolio’s losses from existing options on futures contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A portfolio may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a portfolio could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a portfolio could purchase call options on futures contracts, rather than purchasing the underlying futures contracts.

Straddles

A straddle is a combination of a put and a call option written on the same underlying security and is used for hedging purposes to adjust the risk and return characteristics of a portfolio’s overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A straddle is “covered” when sufficient assets are deposited to meet the portfolio’s immediate obligations. The portfolios may use the same liquid assets or high-quality debt instruments to cover both the call and put options when the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the portfolios will segregate liquid assets or high quality debt instruments equivalent to the amount, if any, by which the put is “in the money.”

By entering into a straddle, a portfolio undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a portfolio will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the call options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. Straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

Hybrid Instruments

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument (hereinafter “Hybrid Instruments”). Generally, a Hybrid Instrument will be a debt security, preferred stock, depositary share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stocks with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level and payoffs of less than par if rates were above the specified level. Furthermore, a portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give a portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. There is no guarantee that the strategy will be successful, and a portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid Instrument.

Risks of Investing in Hybrid Instruments

The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options and forward contracts herein for a discussion of the risks associated with such investments.

Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid Instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt instruments. In addition, because the purchase and sale of Hybrid Instruments could take place in an over the counter market without the guarantee of a central clearing organization or in a transaction between a portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or of the issuer of the Hybrid Instrument would be an additional risk factor which a portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority. The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a portfolio.

Swap Transactions and Options on Swap Transactions

Swap transactions, include, but are not limited to, swap agreements on interest rates, security or commodity indices, specific securities and commodities, credit default swaps, and event-linked swaps. Swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

To the extent a portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A portfolio may also enter into options on swap agreements (“swap options”). A swap option gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap transaction, at some designated future time on specified terms. Certain portfolios may engage in swaps may write (sell) and purchase put and call swap options.

A portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as: (i) for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; (ii) to protect against currency fluctuations; (iii) as a duration management technique; (iv) to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date; or (v) to gain exposure to certain markets in the most economical way possible.

In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return or some other amount) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Bilateral swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as central counterparty similar to transactions in futures contracts. Portfolios post initial and variation margin to support their obligations under cleared swaps by making payments to their clearing member futures commission merchants.

Certain standardized swaps are subject to mandatory central clearing. Central clearing is expected to reduce counterparty credit risk and increase liquidity, but central clearing does not make swap transactions risk free. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on the CFTC approval of contracts for central clearing.

Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a portfolio’s investment objectives and general investment policies, the portfolio may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a portfolio will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a portfolio may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a portfolio may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a portfolio may be required to pay a higher fee at each swap reset date.

A portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect to one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party’s damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted and the result is the counterparty’s gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally to as “aggregation.”

Most swap agreements entered into by a portfolio would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a portfolio’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the adviser or sub-adviser in accordance with procedures established by the Board, to avoid any potential leveraging of a portfolio’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a portfolio’s investment restriction concerning senior securities. A portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the portfolio’s total assets.

A portfolio may enter into credit swap agreements. The “buyer” in a credit contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A portfolio may be either the buyer or seller in a credit default swap transaction. If a portfolio is a buyer and no event of default occurs, the portfolio will lose its investment and recover nothing. However, if an event of default occurs, the portfolio (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a portfolio receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. In accordance with procedures established by the Board, if a portfolio is the buyer in a credit default swap transaction no assets will be segregated but if the portfolio is the seller in a credit default swap transaction assets will be segregated in an amount equal to the full notional value of the transaction. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a portfolio had invested in the reference obligation directly.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the adviser or sub-adviser and a portfolio believe such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. A portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least BBB by Moody’s or S&P, has an equivalent rating from a NRSRO, or is determined to be of equivalent credit quality by the adviser or sub-adviser. If there is a default by the counterparty, a portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

For purposes of applying a portfolio’s investment policies and restrictions (as stated in the Prospectus and this SAI) swap agreements are generally valued by a portfolio at market value. However, the case of a credit default swap sold by a portfolio (i.e., where the portfolio is selling credit default protection), the portfolio will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by a portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Risks of Investing in Swap Transactions or Options on Swap Transactions

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio transactions. Whether a portfolio’s use of swap agreements will be successful in furthering its investment objective will depend on its adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swaps are generally considered illiquid and may be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Whether a portfolio’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, OTC swap agreements may be considered to be illiquid. Moreover, a portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of an OTC swap agreement counterparty. Certain restrictions imposed on the portfolios by the Code, the CFTC’s regulations and a portfolio’s regulatory status may limit the portfolio’s ability to use swap agreements. It is possible that developments in the swaps market, including potential additional government regulation, could adversely affect a portfolio’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Depending on the terms of the particular option agreement, a portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a portfolio writes a swap option, upon exercise of the option the portfolio will become obligated according to the terms of the underlying agreement.

The risks associated with OTC interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to OTC options. In connection with such transactions, a portfolio relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, a portfolio would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, a portfolio might be unable to obtain its expected benefit. In addition, while a portfolio will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the portfolio, there can be no assurance that the portfolio will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a portfolio’s ability to enter into other transactions at a time when doing so might be advantageous.

Depending on a portfolio’s size and other factors, the margin required under the rules of the clearinghouse and by the clearing member for a cleared swap may be in excess of the collateral required to be posted by the portfolio to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce this distinction. Regulators are also in the process of developing rules that would require trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a portfolio to incur increased expenses to access the same types of swaps. Rules adopted in 2012 also require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the portfolio to additional administrative burdens and the safeguards established to protect trader anonymity may not function as expected. Regulators may impose limits on an entity’s or group of entities’ holdings in certain swaps.

Credit Default Swaps

A portfolio may enter into credit default swaps, both directly (“unfunded credit default swaps”) and indirectly in the form of a swap embedded within a structured note (“funded credit default swaps”), to protect against the risk that a security will default. Unfunded and funded credit default swaps may be on a single security, or on a basket of securities.

A portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, a portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, that portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, that portfolio would keep the stream of payments and would have no payment obligations. As the seller, a portfolio would be subject to investment exposure on the notional amount of the swap.

A portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt instruments held in its portfolio, in which case a portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a portfolio in the event of a default.

A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a portfolio anticipates purchasing at a later date. A portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream it may be obligated to pay.

Cross-Currency Swaps

A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for an immediate exchange of foreign exchange risk). An exchange at maturity of notional principal amounts at the spot exchange rate serves the same function as a forward transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

Currency Exchange Rate Swaps

To the extent a portfolio may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. A portfolio may also enter into options on swap agreements (“swap options”). A portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest Rate Caps, Interest Rate Floors.

An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or “cap”) level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or “floor”) level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

A portfolio will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least “high quality” at the time of purchase by at least one of the established rating agencies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation. The adviser and the sub-advisers have determined that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that a portfolio is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps. Caps and floors purchased by a portfolio are considered to be illiquid assets.

Interest Rate Swaps

Interest rate swaps are contracts between two entities (“counterparties”) to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty will agree to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the “notional principal amount.” In most such transactions, the floating rate payments are tied to the LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

An interest rate swap involves an agreement between a portfolio and another party to exchange payments calculated as if they were interest on a specified (“notional”) principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level. A portfolio usually enters into such transactions on a “net” basis, with the portfolio receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of a portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate NAV at least equal to the accrued excess is maintained in a segregated account by the Company’s custodian. If a portfolio enters into a swap on other than a net basis, or sells caps or floors, the portfolio maintains a segregated account in the full amount accrued on a daily basis of the portfolio’s obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

Swap Options

A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the portfolio anticipates purchasing at a later date. A portfolio intends to use these transactions as hedges and not as speculative investments.

Whether a portfolio’s use of swap options will be successful in furthering its investment objective will depend on its adviser’s or sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Depending on the terms of the particular option agreement, a portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a portfolio writes a swap option, upon exercise of the option the portfolio will become obligated according to the terms of the underlying agreement.

Total Return Swaps

A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements may effectively add leverage to a portfolio’s portfolio because, in addition to its total net assets, the portfolio would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to a portfolio, and conversely, that the portfolio will not be able to meet its obligation to the counterparty.

Synthetic Convertible Securities

Synthetic convertible securities are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a portfolio may purchase a non-convertible debt security and a warrant or option, which enables the portfolio to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, a portfolio generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible security comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible security is the sum of the values of its fixed-income component and its convertible component. For this reason, the value of a synthetic convertible security and a true convertible security may respond differently to market fluctuations.

Warrants

Warrants are, in effect, longer-term call options. A warrant gives the holder the right to purchase a given number of shares of a particular company at specified prices within a certain period of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other qualification as a regulated investment company. The result of a hedging program cannot be foreseen and may cause a portfolio to suffer losses that it would not otherwise sustain. Unlike convertible debt instruments or preferred stock, warrants do not pay a fixed dividend.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a portfolio will lose its entire investment in such warrant.

Risks Associated with Investing in Warrants

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of a portfolio’s entire investment therein). Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a portfolio will lose its entire investment in such warrant.

Warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and are speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a portfolio will lose its entire investment in such warrant.

INVESTMENT TECHNIQUES

Borrowing

A portfolio may borrow from banks. Borrowing may be done for any purpose permitted by the 1940 Act or as permitted by a portfolio’s investment policies and restrictions. If a portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a portfolio makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Under the 1940 Act, the portfolio is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the portfolio’s holdings may be disadvantageous from an investment standpoint.

Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a portfolio’s NAV. Money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds. In the event a portfolio borrows, the portfolio may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse repurchase agreements are considered to be a form of borrowing. Securities purchased on a when-issued or delayed delivery basis will not be subject to a portfolio’s borrowing limitations to the extent that the portfolio establishes and maintains liquid assets in a segregated account with the Company’s custodian (or earmark liquid assets on its records) equal to the portfolio’s obligations under the when-issued or delayed delivery arrangement.

Currency Management

A portfolio’s flexibility to participate in higher yielding debt markets outside of the United States may allow the portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. However, when a portfolio invests significantly in securities denominated in foreign currencies, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the portfolio’s share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that a portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying the portfolio’s investments should help increase the NAV of the portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a portfolio’s securities are denominated will generally lower the net asset value of the portfolio. A portfolio’s adviser or sub-adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options, and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a portfolio.

Forward Commitment Transactions

All portfolios may purchase securities on a forward commitment basis if a portfolio holds, and maintains until the settlement date in a segregated account, cash and/or liquid securities in an amount sufficient to meet the purchase price, or if a portfolio enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a portfolio’s other assets. A portfolio may realize short-term profits or losses upon such sales.

Portfolio Hedging

Hedging against changes in financial markets, currency rates, and interest rates may be utilized. One form of hedging is with derivatives. Derivatives (as described above) are instruments whose value is linked to, or derived from, another instrument, like an index or a commodity. Hedging transactions involve certain risks. There can be no assurances that a portfolio will employ a hedging transaction at any given time, or that any hedging transaction actually used will be successful. Although a portfolio may benefit from hedging, unanticipated changes in interest rates or securities prices may result in greater losses for the portfolio than if it did not hedge. If a portfolio does not correctly predict a hedge, it may lose money. In addition, a portfolio pays commissions and other costs in connection with hedging transactions.

Risks Associated With Hedging Transactions

Hedging transactions have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent a portfolio’s adviser’s or sub-adviser’s view as to certain market movements is incorrect, the risk that the use of a hedging transaction could result in losses greater than if it had not been used. Use of call options could result in losses to a portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices lower than current market values, or cause the portfolio to hold a security it might otherwise sell.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a portfolio is engaging in portfolio hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a portfolio if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. In addition, a portfolio pays commissions and other costs in connection with such investments.

Losses resulting from the use of hedging transactions will reduce a portfolio’s NAV, and possibly income, and the losses can be greater than if hedging transactions had not been used.

Risks of Hedging Transactions outside the United States

When conducted outside the United States, hedging transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of government actions affecting trading in, or the price of, foreign securities, currencies and other instruments. The value of positions taken as part of non-U.S. hedging transactions also could be adversely affected by: (i) other complex foreign political, legal, and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

A portfolio’s options, futures, and swap transactions will generally be entered into for hedging purposes to protect against possible changes in the market values of securities held in or to be purchased for the portfolio’s portfolio resulting from securities markets, currency or interest rate fluctuations. In addition, a portfolio’s derivative investments may also be used for non-hedging purposes — to protect the portfolio’s unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio’s portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities.

One form of hedging that may be utilized by certain of the portfolios is to make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) because new issues of securities typically offered to investors, such as the portfolio, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in the value of a portfolio’s other assets. Although a portfolio will enter into such contracts with the intention of acquiring securities, the portfolio may dispose of a commitment prior to the settlement if the adviser or sub-adviser deems it appropriate to do so. A portfolio may realize short-term profits or losses upon the sale of forward commitments.

Repurchase Agreements

The portfolio may enter into repurchase agreements with sellers that are member firms (or subsidiaries thereof) of the NYSE, members of the Federal Reserve System, recognized primary U.S. government securities dealers or institutions which the adviser or sub-adviser has determined to be of comparable creditworthiness. Such agreements may be considered to be loans by a portfolio for purposes of the 1940 Act.

Each repurchase agreement must be collateralized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. The securities that a portfolio purchases and holds through its agent are U.S. government securities, the values, including accrued interest, of which are equal to or greater than the repurchase price agreed to be paid by the seller. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price may be higher than the purchase price, the difference being income to a portfolio, or the purchase and repurchase prices may be same, with interest at a standard rate due to the portfolio together with the repurchase price on repurchase. In either case, the income to a portfolio is unrelated to the interest rate on the U.S. government securities.

The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the adviser or sub-adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, a portfolio holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause a portfolio’s rights with respect to such securities to be delayed or limited. To mitigate this risk, the portfolio may only enter into repurchase agreements that qualify for an exclusion from any automatic stay of creditors’ rights against the counterparty under applicable insolvency law in the event of the counterparty’s insolvency.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a portfolio will have the right to liquidate the securities. If, at the time a portfolio is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order. A portfolio’s exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the portfolio. The Company has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a portfolio only enters into repurchase agreements after the portfolio’s adviser or sub-adviser has determined that the seller is creditworthy, and the adviser or sub-adviser monitors the seller’s creditworthiness on an ongoing basis. Moreover, under such agreements, the value, including accrued interest, of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a portfolio has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.

A portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements together with any other securities that are not readily marketable, would exceed that portfolio’s limitation on investing in illiquid securities. If the seller should become bankrupt or default on its obligations to repurchase the securities, a portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A portfolio may also incur disposition costs in connection with liquidating the securities.

Restricted Securities, Illiquid Securities, and Liquidity Requirements

Generally, a security is considered illiquid if it cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by a portfolio. The portfolio may invest in restricted securities governed by Rule 144A under the 1933 Act (“Rule 144A”) and other restricted securities. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board (or the portfolio’s adviser or sub-adviser acting subject to the board’s supervision) determines that the securities are in fact liquid. The Board has delegated its responsibility to fund management to determine the liquidity of each restricted security purchased pursuant to Rule 144A, subject to the Board’s oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

A security’s illiquidity might prevent the sale of such a security at a time when the adviser or sub-adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a portfolio to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a portfolio could realize upon disposition. If institutional trading in restricted securities were to decline to limited levels, the liquidity of a portfolio could be adversely affected.

Because of the nature of these securities, a considerable period of time may elapse between a portfolio’s decision to dispose of these securities and the time when the portfolio is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by a portfolio pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by the portfolio. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a portfolio would be permitted to sell them. Thus, a portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A portfolio may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a portfolio at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a portfolio in good faith pursuant to procedures adopted by the Board.

The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A under the 1933 Act) may be negotiated at the time such securities are purchased by a portfolio. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a portfolio would be permitted to sell them. Thus, a portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A portfolio may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a portfolio at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a portfolio pursuant to procedures adopted by the Board.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase or sale without SEC registration by certain institutional investors known as “qualified institutional buyers,” and under a portfolio’s procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

A portfolio may not invest more than the limit specified for the portfolio (generally, 15% of its net assets) in illiquid securities, measured at the time of investment.

The portfolios treat any securities subject to restrictions on repatriation for more than seven days, and securities issued in connection with foreign debt conversion programs that are restricted as to remittance of invested capital or profit, as illiquid. Illiquid securities do not include securities that are restricted from trading on formal markets for some period of time but for which an active informal market exists, or securities that meet the requirements of Rule 144A under the 1933 Act and that, subject to the review by the Board and guidelines adopted by the Board, the adviser or sub-adviser has determined to be liquid.

Reverse Repurchase Agreements and Dollar Roll Transactions

A portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a portfolio will sell U.S. government securities held by a portfolio with an agreement that the portfolio will repurchase the securities on an agreed upon date, price, and interest payment. A portfolio will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a portfolio enters into a reverse repurchase agreement, it will place in a segregated custodial account cash, liquid assets and/or high quality debt instruments having a dollar value equal to the repurchase price. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a portfolio’s total assets. Under the 1940 Act, a portfolio is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the portfolio’s holdings may be disadvantageous from an investment standpoint.

To the extent a portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the portfolio. Reverse repurchase agreements involve the possible risk that the value of portfolio securities a portfolio relinquishes may decline below the price the portfolio must pay when the transaction closes. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of the portfolio securities or a portfolio’s NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

A portfolio may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA, and FHLMC in order to enhance portfolio returns and manage prepayment risks. A dollar roll transaction is similar to a reverse repurchase agreement in certain respects. In a dollar roll transaction, a portfolio sells a mortgage-related security held in its portfolio to a financial institution such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, a portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the portfolio exceeding the yield on the sold security. When a portfolio enters into a dollar-roll transaction, cash, liquid assets, and/or high quality debt instruments of the portfolio, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled. Because dollar-roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a portfolio’s overall limitations on investments in illiquid securities.

A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the portfolio, but only securities which are “substantially identical.” To be considered substantially identical, the securities returned to a portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

A portfolio’s obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the portfolio. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to a portfolio’s restrictions on borrowings. Furthermore, because dollar-roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a portfolio’s overall limitations on investments in illiquid securities.

Risks of Reverse Repurchase Agreements and Dollar Roll Transactions

Reverse repurchase agreements involve the possible risk that the value of portfolio securities a portfolio relinquishes may decline below the price the portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a portfolio’s outstanding shares. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. To the extent a portfolio covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid, equal in value to the amount of the portfolio’s commitment to repurchase, such an agreement will not be considered a “senior security” by the portfolio and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the portfolio.

Whether a reverse repurchase agreement or dollar roll transaction produces a gain for a portfolio depends upon the “costs of the agreements” (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or “substantially the same” security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a portfolio’s NAV will increase faster than otherwise would be the case. Conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, the NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar roll transactions, as leveraging techniques, may increase a portfolio’s yield in the manner described above. However, such transactions also increase the portfolio’s risk of loss to capital and may result in a shareholder’s loss of principal.

Securities Lending

The portfolio may lend its portfolio securities to financial institutions such as broker-dealers, banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed the percentage of the portfolio’s total assets set forth in the portfolio’s Prospectus. No lending may be made to any companies affiliated with a portfolio’s adviser.

These loans earn income for a portfolio and are collateralized by cash, cash equivalents, securities, letters of credit, or U.S. government securities. A portfolio might experience a loss if the financial institution defaults on the loan. A portfolio seeks to mitigate this risk through contracted indemnification upon default.

Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the portfolios would be invested in high quality, short-term money market instruments. The portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a portfolio represent not more than one-third of the value of its total assets.

The borrower, at all times during the loan, must maintain with a portfolio cash or cash equivalent collateral or provide to the portfolio an irrevocable letter of credit equal in value to at least 102% of the value of loaned domestic securities and 105% of the value of loaned foreign securities on a daily basis. Although voting rights of the loaned securities may pass to the borrower, if a material event affecting the investment in the loaned securities is to occur, a portfolio must terminate the loan and vote the securities. Alternatively, a portfolio may enter into an arrangement that ensures that it can vote the proxy even while, the borrower continues to hold the securities.

During the time portfolio securities are on loan, the borrower pays a portfolio any interest or distributions paid on such securities. A portfolio may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the lending fund or the borrower at any time. A portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

There is the risk that when lending portfolio securities, the securities may not be available to a portfolio on a timely basis and the portfolio may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect which may intensify the market risk, credit risk and other risks associated with investments in a portfolio. When a portfolio lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. A portfolio could incur losses in connection with the investment of such collateral. A portfolio might experience a loss if the financial institution defaults on the loan. A portfolio seeks to mitigate this risk through contracted indemnification upon default.

Segregated Accounts

When a portfolio enters into certain transactions that involve obligations to make future payments to third parties, including the purchase of securities on a when-issued or delayed delivery basis, or reverse repurchase agreements, it will maintain with an approved custodian in a segregated account (or earmark on its records) cash or liquid securities, marked to market daily, in an amount at least equal to the portfolio’s obligation or commitment under such transactions. Segregated accounts also may be required in connection with certain transactions involving derivative instruments such as options or futures.

Short Sales

Certain portfolios may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities.

A short sale is a transaction in which a portfolio sells a security it does not own in anticipation that the market value of the security will decline. To complete the sale, a portfolio must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A portfolio must replace the security borrowed by purchasing it at the market price at the time of replacement. A portfolio may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. The portfolio is said to have a “short position” in the security sold until it delivers it to the broker. The period during which a portfolio has a short position can range from one day to more than a year. Until a portfolio replaces the security, the proceeds of the short sale are retained by the broker, and the portfolio must pay to the broker a negotiated portion of any dividends or interest which accrues during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time a portfolio replaces the borrowed security, a portfolio will incur a loss; conversely, if the price declines, a portfolio will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Certain of the portfolios may make short sales to offset a potential decline in a long position or a group of long positions, or if the portfolio’s adviser or sub-adviser believes that a decline in the price of a particular security or group of securities is likely.

To the extent that a portfolio engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated assets determined to be liquid in accordance with procedures established by the Board. This percentage any be varied by action of the Board.

To meet current margin requirements, a portfolio must deposit with the broker additional cash or securities so that it maintains with the broker a total deposit equal to 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

Short sales by a portfolio create opportunities to increase the portfolio’s return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since a portfolio in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the portfolio’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest a portfolio may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although a portfolio may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a portfolio might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless a portfolio’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The portfolio will comply with these requirements.

In addition, as a matter of policy, the portfolio’s Board has determined that no portfolio will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of a portfolio’s total assets, taken at market value.

A portfolio may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. The extent to which a portfolio may enter into short sales transactions may be limited by the Code requirements for qualification of the portfolio as a RIC. (See “Tax Considerations.”)

Short Sales Against the Box

A short sale “against the box” is a short sale where, at the time of the short sale, a portfolio owns or has the immediate and unconditional right, at no added cost, to obtain the identical security. Short sales against the box are not subject to the percentage limitations on short sales.

If a portfolio makes a short sale “against the box,” the portfolio would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a portfolio will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. A portfolio can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the portfolio, because the portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

A portfolio’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the adviser or sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in a portfolio’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities a portfolio owns, either directly or indirectly, and, in the case where the portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Strategic Transactions

A portfolio may, but is not required to, utilize various investment strategies as described in this SAI to hedge various market risks, to manage the effective maturity or duration of debt instruments, or to seek potentially higher returns. Utilizing these investment strategies, a portfolio may purchase and sell, to the extent not otherwise limited or restricted for such portfolio, exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors, or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called “Strategic Transactions”).

Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the portfolio’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although all investments will be made in accordance with any limitations imposed by the CFTC. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a portfolio’s adviser or sub-adviser to utilize these Strategic Transactions successfully will depend on the adviser’s or sub-adviser’s ability to predict, which cannot be assured, pertinent market movements. A portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold, or entered into only for bona fide hedging, risk management, or portfolio management purposes.

To Be Announced (“TBA”) Sale Commitments

TBA sale commitments involve commitments in which the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A portfolio will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-related securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, a portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a portfolio realizes a gain or loss of the commitment without regard to any unrealized gain or loss on the underlying security. If a portfolio delivers securities under the commitment, the portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

When-Issued Securities and Delayed-Delivery Transactions

In order to secure prices or yields deemed advantageous at the time a portfolio may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. A portfolio may also enter into forward commitments. A portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of the securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself.

When a portfolio commits to purchase a security on a when-issued or delayed delivery basis, it will set up procedures consistent with the applicable interpretations of the SEC concerning such purchases. Since that policy currently recommends that an amount of a portfolio’s assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a portfolio will always have cash, short-term money market instruments or other liquid securities sufficient to fulfill any commitments or to limit any potential risk.

The portfolio will establish a segregated account with the custodian consisting of cash, liquid assets and/or higher quality debt instruments in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily. The portfolio will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, a portfolio may realize a capital gain or loss. When a portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a portfolio’s incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, a portfolio will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the portfolio’s payment obligation). Depending on market conditions, a portfolio could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

Although such purchases will not be made for speculative purposes and SEC policies will be adhered to, purchases of securities on such bases may involve more risk than other types of purchases. For example, a portfolio may have to sell assets which have been set aside in order to meet redemptions. Also, if a portfolio determines it is necessary to sell the when-issued or delayed delivery securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made. When a portfolio engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a portfolio incurring a loss or missing an opportunity to obtain a price believed to be advantageous.

TEMPORARY DEFENSIVE AND OTHER SHORT-TERM POSITIONS

The Portfolio may invest in short-term, high-quality debt instruments and in U.S. government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the adviser’s or sub-adviser’s determination to do so within the investment guidelines and policies of the Portfolio; (iii) to permit the Portfolio to meet redemption requests; and (iv) to take a temporary defensive position. Although it is expected that the Portfolio will normally be invested consistent with its investment objectives and policies, the short-term instruments in which the Portfolio may invest for temporary defensive purposes include: (i) short-term obligations of the U.S. government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt instruments; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, fixed-time deposits and bankers’ acceptances; and (v) repurchase agreements. The Portfolio will invest in short-term instruments that do not have a maturity of greater than one year.

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

All percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the Portfolio.

The Portfolio’s investment objective is non-fundamental and may be changed by a vote of the Board, without shareholder approval. Shareholders will be provided at least 60 days’ prior written notice of any change to the Portfolio’s non-fundamental investment objective.

Fundamental Investment Restrictions

As a matter of fundamental policy the Portfolio may not:

1.

purchase securities of any issuer if, as a result, with respect to 75% of the Portfolio’s total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Portfolio’s ownership would be more than 10% of the outstanding voting securities of any issuer, provided that this restriction does not limit a Portfolio’s investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or investments in securities of other registered management investment companies;

2.

purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio, and further provided, that the Portfolio will concentrate to approximately the same extent that its underlying index or indices concentrates in the stock of any particular industry or industries;

3.	borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Portfolio;

4.	make loans, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any exemptive relief obtained by the Portfolio;

5.

underwrite any issue of securities within the meaning of the 1933 Act except when it might technically be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio’s ability to invest in securities issued by other registered management investment companies;

6.

purchase or sell real estate, except that the Portfolio may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein; (c) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; or (d) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities;

7.	issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any exemptive relief obtained by the Portfolio; or

8.

purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to foreign currency transactions, including, without limitation, forward currency contracts.

With respect to fundamental policy number (2) industry classifications are in accordance with Global Industrial Classification Standards and Standard Industrial Classification (“SIC”) Codes.

Industry classifications may be changed at any time to reflect changes in the market place.

Non-Fundamental Investment Restrictions

The Portfolio has adopted the following non-fundamental investment restrictions, which may be changed by the Board and without shareholder approval.

The Portfolio:

1.	may only invest in fixed-income securities (which must be of high quality and short duration) for temporary and defensive or cash management purposes;

2.

may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. government;

3.

will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody’s or, if unrated, considered by the adviser to be of comparable quality);

4.	may only invest in forward currency options for the purposes of hedging;

5.

may invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof);

6.

other than for temporary and defensive or cash management purposes, may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. government;

7.

for purposes other than hedging, will invest no more than 5% of its assets in forward foreign currency exchange contracts, futures contracts and options on futures, foreign futures contracts and foreign options, options on securities and securities indices, straddles and swap transactions and options on swap transactions, with respect to the purchase or sale of put and call options on securities. With respect to futures, the 5% limit is calculated with reference to the notional value of the futures contract;

8.	will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio’s total assets;

9.

may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or “A” or higher by S&P and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities;

10.

is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. The Portfolio will not write a put if it will require more than 50% of the Portfolio’s net assets to be designated to cover all put obligations. The Portfolio may not buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Portfolio may purchase call and sell put options on equity securities only to close out positions previously opened. The Portfolio will not write a call option on a security unless the call is “covered” (i.e. it already owns the underlying security). The Portfolio may purchase put options when Voya Investments, LLC believes that a temporary defensive position is desirable in light of market conditions but does not desire to sell the security; and

11.	may make short sales of ETFs for the purposes of hedging.

General

The Portfolio will not invest more than 15% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business at approximately the price at which the Portfolio has valued them. Such securities include, but are not limited to, fixed time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(2) of the 1933 Act, or securities otherwise subject to restrictions on resale under the 1933 Act (“Restricted Securities”) shall not be deemed illiquid solely by reason of being unregistered. An Adviser or Sub-Adviser determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

In addition, if the Portfolio’s holdings of illiquid securities exceeds 15% because of changes in the value of the Portfolio’s investments, the Portfolio will take action to reduce its holdings of illiquid securities within a time frame deemed to be in the best interest of the Portfolio. Otherwise, the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio’s acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly any increase or decrease in such percentage resulting from a change in the value of the Portfolio’s investments will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise the Portfolio may continue to hold a security even though it causes the Portfolio to exceed a percentage limitation because of fluctuation in the value of the Portfolio’s assets.

PORTFOLIO TURNOVER

The Portfolio may sell a portfolio investment soon after its acquisition if the Portfolio’s Adviser or Sub-Adviser believes that such a disposition is consistent with the Portfolio’s investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A change in securities held in the Portfolio’s portfolio is known as “portfolio turnover” and may involve the payment by the Portfolio of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by the average value of portfolio securities during such year, excluding securities whose maturities at acquisition were one year or less. The Portfolio cannot accurately predict its turnover rate, however the rate will be higher when the Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events.

A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and transaction costs, which ultimately must be borne by the Portfolio’s shareholders. High portfolio turnover may result in the realization of substantial net capital gains the Portfolio.

The Portfolio’s historical turnover rates are included in the Financial Highlights tables in the Prospectus.

Fiscal Year Ended December 31, 2013

Voya Global Value Advantage Portfolio’s portfolio turnover rate increased 430% from 23% in 2012 to 122% in 2013 because of changes made to the Portfolio’s name, investment objective, principal investment strategies, and primary bench mark effective July 12, 2013 from ING Wisdom Tree High Yielding Equity Index Portfolio to ING Global Value Advantage Portfolio.

DISCLOSURE OF THE PORTFOLIO’S PORTFOLIO SECURITIES

The Portfolio is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Portfolio’s annual and semi-annual shareholder reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters.

In addition, the Portfolio posts its portfolio holdings schedule on Voya’s website on a calendar-quarter basis and makes it available 30 calendar days following the end of the previous calendar quarter or as soon thereafter as practicable. The portfolio holdings schedule is as of the last day of the previous calendar quarter. The Portfolio may also post its complete or partial portfolio holdings on its website as of a specified date. The Portfolio may also file information on portfolio holdings with the SEC or other regulatory authority as required by applicable law.

Investors (both individual and institutional), financial intermediaries that distribute the Portfolio’s shares, and most third parties may receive the Portfolio’s annual or semi-annual shareholder reports, or view them on Voya’s website, along with the Portfolio’s portfolio holdings schedule.

Other than in regulatory filings or on Voya’s website, the Portfolio may provide its portfolio holdings to certain unaffiliated third parties and affiliates when the Portfolio has a legitimate business purpose for doing so. Unless otherwise noted below, the Portfolio’s disclosure of its portfolio holdings will be on an as-needed basis, with no lag time between the date of which the information is requested and the date the information is provided. Specifically, the Portfolio’s disclosure of its portfolio holdings may include disclosure:

•	to the Portfolio’s independent registered public accounting firm, named herein, for use in providing audit opinions;
•	to financial printers for the purpose of preparing Portfolio regulatory filings;
•	for the purpose of due diligence regarding a merger or acquisition;
•	to a new adviser or sub-adviser prior to the commencement of its management of the Portfolio;
•	to rating and ranking agencies such as Bloomberg, Morningstar, Lipper, and S&P (such agencies may receive more raw data from the Portfolio than is posted on the Portfolio’s website);
•	to consultants for use in providing asset allocation advice in connection with investments by affiliated funds-of-funds in the Portfolio;
•

to service providers on a daily basis in connection with their providing services benefiting the Portfolio, such as, but not limited to, the provision of analytics for securities lending oversight and reporting, proxy voting or class action services providers;

•	to a third party for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Portfolio shareholders;
•	to certain wrap fee programs, on a weekly basis, on the first business day following the previous calendar week; or
•

to a third party who acts as a “consultant” and supplies the consultant’s analysis of holdings (but not actual holdings) to the consultant’s clients (including sponsors of retirement plans or their consultants) or who provides regular analysis of fund portfolios. The types, frequency and timing of disclosure to such parties vary depending upon information requested.

In all instances of such disclosure the receiving party, by agreement, is subject to a duty of confidentiality, including a duty not to trade on such information.

The Board has adopted policies and procedures (“Policies”) designed to ensure that disclosure of information regarding the Portfolio’s portfolio securities is in the best interests of Portfolio shareholders, including procedures to address conflicts between the interests of Portfolio shareholders, on the one hand, and those of the Portfolio’s Adviser, Sub-Adviser, principal underwriter or any affiliated person of the Portfolio, its Adviser, or its principal underwriter, on the other. Such Policies authorize the Portfolio’s administrator to implement the Board’s Policies and direct the administrator to document the expected benefit to shareholders. Among other considerations, the administrator is directed to consider whether such disclosure may create an advantage for the recipient or its affiliates or their clients, over that of the Portfolio’s shareholders. Similarly, the administrator is directed to consider, among other things, whether the disclosure of portfolio holdings creates a conflict between the interests of shareholders and the interests of the Adviser, Sub-Adviser, principal underwriter and their affiliates. The Board has authorized the senior officers of the Portfolio’s administrator to authorize the release of the Portfolio’s portfolio holdings, as necessary, in conformity with the foregoing principles and to monitor for compliance with the Policies. The Portfolio’s administrator reports quarterly to the Board regarding the implementation of such Policies.

The Portfolio has the following ongoing arrangements with certain third parties to provide the Portfolio’s full portfolio holdings:

Party	Purpose	Frequency	Time Lag Between Date of Information and Date Information Released
The Bank of New York Mellon	Credit Approval Process for Voya Funds Line of Credit.	As requested	None
Institutional Shareholder Services Inc.	Proxy Voting Services	Daily	None
Institutional Shareholder Services Inc.	Class Action Services	Monthly	10 Days
Charles River Development	Compliance	Daily	None
Albridge Analytics, an indirect wholly- owned subsidiary of The Bank of New York Mellon	Provision of analytics for oversight and reporting of securities lending.	Daily	None

All of the arrangements in the table above are subject to the Policies adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Portfolio and its shareholders. The Board must approve any material change to the Policies. The Policies may not be waived, or exceptions made, without the consent of Voya’s Legal Department. All waivers and exceptions involving the Portfolio will be disclosed to the Board no later than its next regularly scheduled quarterly meeting. No compensation or other consideration may be received by the Portfolio, the Adviser, or any other party in connection with the disclosure of portfolio holdings in accordance with the Policies.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board according to the applicable laws of the State of Maryland. The Board governs the Portfolio and is responsible for protecting the interests of shareholders. The Directors are experienced executives who oversee the Company’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s performance.

Set forth in the table below is information about each Director of the Portfolio:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Director[2]	Other Board Positions held by the Director
Directors who are “Non-Interested Persons”
Colleen D. Baldwin 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 54	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	[ ]	DSM/Dentaquest, Boston MA. (February 2014 – Present)
John V. Boyer 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 61	Chairperson Director	January 2014 - Present May 2013 –Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	[ ]	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	[ ]	Wisconsin Energy Corporation (June 2006 – Present) and The Royce Funds (35 funds) (December 2009 – Present).
Albert E. DePrince, Jr. 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1998 – Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present).	[ ]	None.
Peter S. Drotch 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 –Present	Retired.	[ ]	First Marblehead Corporation (September 2003- Present).
J. Michael Earley 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Retired.	[ ]	None.
Russell H. Jones 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 70	Director	December 2007 – Present	Retired.	[ ]	None.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Funds in the Fund Complex Overseen by Director[2]	Other Board Positions held by the Director
Patrick W. Kenny 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 71	Director	May 2013 – Present	Retired.	[ ]	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	[ ]	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	May 2013 – Present	Consultant (May 2001 – Present).	[ ]	None.
Roger B. Vincent 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Retired. Formerly, President, Springwell Corporation, a corporate finance firm (March 1989 – August 2011).	[ ]	UGI Corporation (February 2006 – Present) and UGI Utilities, Inc. (February 2006 – Present).
Director who is an “Interested Person”
Shaun P. Mathews[3] 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 59	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).	[ ]	Voya Capital Corporation, LLC (formerly, ING Capital Corporation, LLC) and Voya Investments Distributor, LLC (December 2005 – Present), Voya Funds Services, LLC, Voya Investments, LLC, and Voya Investment Management Co. LLC (March 2006 – Present); and Voya Investment Trust Co. (formerly, ING Investment Trust Co.) (April 2009 – Present).

1

Director serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person,” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Director”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors as of the close of business on December 31 of the calendar year in which the Independent Director attains the age of 73. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for purposes of appointing a successor to the Independent Director or otherwise comply with applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

2

For the purpose of this table “Fund Complex” means the Voya family of funds, including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Money Market Portfolio; Voya Mutual Funds; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Natural Resources Equity Income Fund; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of [October 31, 2014].

3

Mr. Mathews is deemed to be an “interested person,” as defined in the 1940 Act, because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial Inc.’s affiliates.

Information Regarding Officers of the Company

Set forth in the table below is information for each Officer of the Company:

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Last Five Years
Shaun P. Mathews 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 59	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (November 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (April 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013); Executive Vice President and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (January 2007 – April 2012); and Chief Compliance Officer, Voya family of funds (March 2011 – February 2012).
Stanley D. Vyner 230 Park Avenue New York, New York Age: 64	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 48	Chief Compliance Officer	February 2012 - Present	Senior Vice President, Voya Investments, LLC (February 2012 – Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company, (June 2004 – January 2012).
Todd Modic 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Funds Services, LLC (March 2005 – Present).

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Last Five Years
Kimberly A. Anderson 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (October 2003 – Present).
Julius Drelick III 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	September 2012 – Present	Senior Vice President – Fund Compliance, Voya Funds Services, LLC (June 2012 – Present); and Chief Compliance Officer of Directed Services LLC, and Voya Investments LLC (January 2014 – Present). Formerly, Vice President – Platform Product Management and Project Management, Voya Investments, LLC (April 2007 – June 2012).
Robert Terris 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 44	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Funds Services, LLC (January 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Funds Services, LLC (March 2012 – Present). Formerly, Assistant Vice President – Director, Voya Funds Services, LLC (March 2003 – March 2012).
Maria M. Anderson 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	September 2004 – Present	Vice President, Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2003 – Present	Vice President, Voya Investments, LLC and Voya Funds Services, LLC (February 1996 – Present); Director of Compliance, Voya Investments, LLC (October 2004 – Present); and Vice President and Money Laundering Reporting Officer, Voya Investments Distributor, LLC (April 2010 – Present). Formerly, Chief Compliance Officer, Voya Investments Distributor, LLC (August 1995 – April 2010).
Robyn L. Ichilov 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present). Formerly, Treasurer, Voya Family of Funds (November 1999 – February 2012).
Jason Kadavy 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 38	Vice President	September 2012 – Present	Vice President, Voya Funds Services, LLC (July 2007 – Present).

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Last Five Years
Kimberly K. Springer 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 57	Vice President	March 2006 – Present	Vice President, Platform Product Management and Project Management; Voya Investments, LLC (July 2012 – Present); Vice President, Voya Investment Management -- Voya Family of Funds (March 2010 – Present); and Vice President, Voya Funds Services, LLC (March 2006 – Present). Formerly, Managing Paralegal, Registration Statements (June 2003 – June 2012).
Craig Wheeler 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – Present). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 51	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 – March 2010).
Theresa K. Kelety 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 51	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).
Paul Caldarelli 7337 East Doubletree Ranch Road Suite 100 Scottsdale, Arizona 85258 Age: 63	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management - Mutual Fund Legal Department (March 2010 – Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 – March 2010).

1	The officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

The Board of Directors

The Company and the Portfolio is governed by the Company’s Board, which oversees the Company’s business and affairs. The Board delegates the day-to-day management of the Company and the Portfolio to the Company’s Officers and to various service providers that have been contractually retained to provide such day-to-day services. The Voya entities that render services to the Company and the Portfolio do so pursuant to contracts that have been approved by the Board. The Directors are experienced executives who, among other duties, oversee the Company’s activities, review contractual arrangements with companies that provide services to the Portfolio, and review the Portfolio’s investment performance.

The Board Leadership Structure and Related Matters

Effective May 21, 2013, the membership of the Boards of Directors/Trustees overseeing the funds in the Voya family of funds were consolidated (the “Consolidation”) so that the same members serve on each board in the Voya family of funds. The Board is now comprised of twelve (12) members, eleven (11) of whom are independent or disinterested persons, which means that they are not “interested persons” of the funds in the Voya family of funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Directors”). Prior to May 21, 2013, the Board was composed of of six (6) members, five (5) of whom were Independent Directors.

The Company is one of [    ] registered investment companies (with a total of approximately [    ] separate series) in the Voya family of funds and all of the Directors serve as members of, as applicable, each investment company’s/trust’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Directors, currently John V. Boyer, serves as the Chairman of the Board of the Company. The responsibilities of the Chairman of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Directors, officers of the Company, management personnel, and legal counsel to the Independent Directors; and such other duties as the Board periodically may determine. Mr. Boyer does not hold a position with any firm that is a sponsor of the Company. The designation of an individual as the Chairman does not impose on such Independent Director any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written Charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. Six (6) of these regular meetings consist of sessions held over a two-day period, and two (2) of these meetings consist of a one-day session. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meetings. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board believes that its committee structure is an effective means of empowering the Directors to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

The Board has established a standing Contracts Committee, a standing Audit Committee, a standing Compliance Committee and a standing Nominating and Governance Committee to assist the Board in the oversight and direction of the business and affairs of the Company and the Portfolio. Effective upon the Consolidation, the Board established two (2) Investment Review Committees to assist the Board in monitoring the investment performance of the funds in the Voya family of fund and make recommendations to the Board with respect to investment management matters. Effective January 23, 2014 the Board established an additional Investment Review Committee. Each such Committee operates pursuant to a charter approved by the Board and is chaired by an Independent Director.

Prior to the Consolidation the Board had a standing Audit Committee, Compliance Committee, Contracts Committee and Nominating Committee, each of which was comprised solely of all the Independent Directors. The number of meetings held by each Committee during the fiscal period ended December 31, 2013 reflects: (1) the number of meetings held by each Committee as so constituted prior to the Consolidation; and (2) the meetings held post Consolidation.

Audit Committee.   The Board has established an Audit Committee whose function includes, among other things: (i) meeting with the independent registered public accounting firm of the Company to review the scope of the Company’s audit, the Company’s financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, and other matters; and (iii) overseeing the implementation of the Voya funds’ valuation procedures and the fair value determinations made with respect to securities held by the Voya funds for which market value quotations are not readily available. The Audit Committee currently consists of six (6) Independent Directors. The following Directors currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer, and Vincent. Mr. Earley currently serves as Chairperson of the Audit Committee. Ms. Baldwin and Messrs. Drotch, Earley, Kenny, Obermeyer, and Vincent have each been designated as Audit Committee Financial Experts under the Sarbanes-Oxley Act of 2002. The Audit Committee currently meets regularly five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2013.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional joint meetings during the fiscal year ended December 31, 2013.

Compliance Committee.   The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the funds in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the funds; (ii) serving as a committee, and in such capacity, to receive, retain, and act upon reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the funds in the Voya family of funds; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, and oversight of the CCO; (vii) overseeing management’s administration of proxy voting; and (viii) overseeing the effectiveness of brokerage usage by the Company’s adviser or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services.

The Compliance Committee currently consists of the following five (5) Independent Directors: Dr. DePrince, Mses. Chadwick and Pressler, and Messrs. Boyer, and Jones. Mr. Jones currently serves as Chairperson of the Compliance Committee. The Compliance Committee currently meets regularly four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Compliance Committee held five (5) meetings during the fiscal year ended December 31, 2013.

The Audit Committee and Compliance Committee sometimes meet jointly to consider matters that are reviewed by both Committees. The Committees held two (2) such additional meetings during the fiscal year ended December 31, 2013.

Contracts Committee.   The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the Voya funds (including the Portfolio). The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Directors its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Directors relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of meetings by the Directors; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

As of January 23, 2014, the Contracts Committee currently consists of all eleven (11) of the Independent Directors of the Board: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Earley, Jones, Kenny, Obermeyer and Vincent. Ms. Pressler currently serves as Chairperson of the Contracts Committee. Prior to January 23, 2014, the Contract Committee (the “Prior Contracts Committee”) was made up of eight (8) Independent Directors and met regularly seven (7) times per year and held special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. The Prior Contracts Committee held six (6) meetings during the fiscal year ended December 31, 2013. It is expected that the Contracts Committee will also meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Before the Consolidation, the Board’s Contracts Committee consisted of five (5) Independent Directors and met regularly six (6) times per year.1

The Board has established a Contracts Sub-Committee for the purpose of initially reviewing substantially all of the matters considered by the Contracts Committee. The Contracts Sub-Committee currently consists of seven (7) Independent Directors. The following Directors serve as members of the Contracts Sub-

[1]	The function of the Contracts Committee prior to the Consolidation was to, among other things, consider, evaluate and make recommendations to the full Board concerning contractual arrangements with service providers to the Portfolio and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with the Portfolio or its shareholders. Annually, the Contracts Committee conducted an evaluation of the performance of the Board and its Committees, including the effectiveness of the Board’s Committee structure and the effectiveness of the Board in overseeing the number of funds under its purview.

Committee: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Obermeyer, and Vincent. Ms. Pressler currently serves as Chairperson of the Contracts Sub-Committee. The Contracts Sub-Committee was newly established on January 23, 2014 and did not meet during the fiscal year ended December 31, 2013. It is expected that the Contracts Sub-Committee will meet regularly seven (7) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Investment Review Committees.   The Board has established, for all of the funds under its direction, the following three Investment Review Committees: (i) the Joint Investment Review Committee (“Joint IRC”); (ii) the Investment Review Committee for the Domestic Equity Funds (“DE IRC”); and (iii) the Investment Review Committee for the International/Balanced/Fixed-Income Funds (“I/B/F IRC”). Each of the Investment Review Committees perform the following functions, among other things: (i) monitoring the investment performance of the funds in the Voya family of funds that are assigned to that Committee; and (ii) making recommendations to the Board with respect to investment management activities performed by the advisers and/or sub-advisers on behalf of such Voya funds, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya funds. The Joint IRC monitors Voya Global Value Advantage Portfolio.

Each committee is described below:

The Joint IRC currently consists of eleven (11) Independent Directors and one (1) Director who is an “interested person” of the funds in the Voya family of funds, as defined in the 1940 Act (“Interested Director”). The following Directors serve as members of the Joint IRC: Dr. DePrince, Mses. Baldwin, Chadwick and Pressler, and Messrs. Boyer, Drotch, Earley, Jones, Kenny, Mathews, Obermeyer, and Vincent. Mr. Obermeyer currently serves as Chairperson of the Joint IRC. The Joint IRC was newly established on January 23, 2014 and did not meet during the fiscal year ended December 31, 2013. Prior to January 23, 2014, the Board held joint meetings of the I/B/F IRC and the DE IRC. It is expected that the Joint IRC will meet regularly six (6) times per year.

The DE IRC currently consists of six (6) Independent Directors. The following Directors serve as members of the DE IRC: Ms. Baldwin, and Messrs. Boyer, Drotch, Jones, Obermeyer, and Vincent. Ms. Baldwin currently serves as Chairperson of the DE IRC. The DE IRC, which currently meets regularly six (6) times per year, held four (4) meetings during the fiscal year ended December 31, 2013.

The I/B/F IRC currently consists of five (5) Independent Directors and one (1) Director who is an Interested Director. The following Directors serve as members of the I/B/F IRC: Dr. DePrince, Mses. Chadwick and Pressler and Messrs. Earley, Kenny and Mathews. Ms. Chadwick currently serves as Chairperson of the I/B/F IRC. The I/B/F IRC, which currently meets regularly six (6) times per year, held four (4) meetings during the fiscal year ended December 31, 2013.

Nominating and Governance Committee.   The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board; (ii) reviewing workload and capabilities of Independent Directors and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Director policies and procedures based on rule changes and “best practices” in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; and (ix) overseeing actions to facilitate attendance by Independent Directors at relevant educational seminars and similar programs.

In evaluating potential candidates to fill Independent Director vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Director should be submitted in writing to the Company’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258. Any such shareholder nomination should include at least the following information as to each individual proposed for nominations as Director: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Director (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Directors, any such submission must be delivered to the Company’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Portfolio with the SEC.

The Nominating and Governance Committee currently consists of five (5) Independent Directors. The following Directors serve as members of the Nominating and Governance Committee: Ms. Baldwin, and Messrs. Boyer, Drotch, Jones, and Kenny. Mr. Kenny currently serves as Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee typically meets three (3) times per year and on an as-needed basis. The Nominating and Governance Committee held four (4) meetings during the fiscal year ended December 31, 2013.

The Board’s Risk Oversight Role

The day-to-day management of various risks relating to the administration and operation of the Company and the Portfolio is the responsibility of management and other service providers retained by the Board or by management, most of whom employ professional personnel who have risk management responsibilities. The Board oversees this risk management function consistent with and as part of its oversight duties. The Board performs this risk management oversight function directly and, with respect to various matters, through its committees. The following description provides an overview of many, but not all, aspects of the Board’s oversight of risk management for the Portfolio. In this connection, the Board has been advised that it is not practicable to identify all of the risks that may impact the Portfolio or to develop procedures or controls that are designed to eliminate all such risk exposures, and that applicable securities law regulations do not contemplate that all such risks be identified and addressed.

The Board, working with management personnel and other service providers, has endeavored to identify the primary risks that confront the Portfolio. In general, these risks include, among others: (i) investment risks; (ii) credit risks; (iii) liquidity risks; (iv) valuation risks; (v) operational risks; (vi) reputational risks; (vii) regulatory risks; (viii) risks related to potential legislative changes; and (ix) the risk of conflicts of interest affecting Voya affiliates in managing the Portfolio. The Board has adopted and periodically reviews various policies and procedures that are designed to address these and other risks confronting the Portfolio. In addition, many service providers to the Portfolio has adopted its own policies, procedures, and controls designed to address particular risks to the Portfolio. The Board and persons retained to render advice and service to the Board periodically review and/or monitor changes to, and developments relating to, the effectiveness of these policies and procedures.

The Board oversees risk management activities in part through receipt and review by the Board or its committees of regular and special reports, presentations and other information from Officers of the Company, including the CCOs for the Company and the Adviser and the Company’s Chief Investment Risk Officer (“CIRO”), and from other service providers. For example, management personnel and the other persons make regular reports and presentations to: (i) the Compliance Committee regarding compliance with regulatory requirements; (ii) the Investment Review Committees regarding investment activities and strategies that may pose particular risks; (iii) the Audit Committee with respect to financial reporting controls and internal audit activities; (iv) the Nominating and Governance Committee regarding corporate governance and best practice developments; and (v) the Contracts Committee regarding regulatory and related developments that might impact the retention of service providers to the Company. The CIRO oversees an Investment Risk Department (“IRD”) that provides an independent source of analysis and research for Board members in connection with their oversight of the investment process and performance of Fund portfolio managers. Among its other duties, the IRD seeks to identify and, where practicable, measure the investment risks being taken by the portfolio managers. Although the IRD works closely with management of the Company in performing its duties, the CIRO is directly accountable to, and maintains an ongoing dialogue with, the Independent Directors.

Qualifications of the Directors

The Board believes that each of its Directors is qualified to serve as a Director of the Company based on its review of the experience, qualifications, attributes, and skills of each Director. The Board bases this conclusion on its consideration of various criteria, not one of which is controlling. Among others, the Board has considered the following factors with respect to each Director: strong character and high integrity; an ability to review, evaluate, analyze, and discuss information provided; the ability to exercise effective business judgment in protecting shareholder interests while taking into account different points of view; a background in financial, investment, accounting, business, regulatory, or other skills that would be relevant to the performance of a Director’s duties; the ability and willingness to commit the time necessary to perform his or her duties; and the ability to work in a collegial manner with other Board members. Each Director’s ability to perform his or her duties effectively is evidenced by his or her: experience in the investment management business; related consulting experience; other professional experience; experience serving on the boards of directors of other public companies; educational background and professional training; prior experience serving on the Board, as well as the boards of other investment companies in the Voya family of funds and/or of other investment companies; and experience as attendees or participants in conferences and seminars that are focused on investment company matters and/or duties that are specific to board members of registered investment companies.

Information indicating certain of the specific experience and qualifications of each Director relevant to the Board’s belief that the Director should serve in this capacity is provided in the table above that provides information about each Director. That table includes, for each Director, positions held with the Company, the length of such service, principal occupations during the past five (5) years, the number of series within the Voya family of funds for which the Director serves as a Board member, and certain directorships held during the past five (5) years. Set forth below are certain additional specific experiences, qualifications, attributes, or skills that the Board believes support a conclusion that each Director should serve as a Board member in light of the Company’s business and structure.

Colleen D. Baldwin has been a Director of the Company since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2007. She also has served as the Chairperson of the Company’s DE IRC since January 23, 2014 and, prior to that, as Chairperson of the Company’s Nominating and Governance Committee since May 21, 2013 and for other funds in the Voya family of funds since 2009. Ms. Baldwin is currently an Independent Board Director of DSM/Dentaquest and is a member of its Audit and Finance/Investment Review Committees. Ms. Baldwin has been President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Director of the Company since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Company’s Board since January 22, 2014, and prior to that, as the Chairperson of the Company’s I/B/F IRC since May 21, 2013 and for other funds in the Voya family of funds since 2006. Prior to that, he served as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Since 2008, Mr. Boyer has been President of the Bechtler Arts Foundation for which, among his other duties, Mr. Boyer oversees all fiduciary aspects of the Foundation and assists in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.

Patricia W. Chadwick has been a Director of the Company since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Company’s I/B/F IRC since January 23, 2014 and, prior to that, as the Chairperson of the Company’s DE IRC since May 21, 2013 and for other funds in the Voya family of funds since 2007. Since 2000, Ms. Chadwick has been the Founder and President of Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy. She also is a director of The Royce Funds (since 2009), Wisconsin Energy Corp. (since 2006), and AMICA Mutual Insurance Company (since 1992). Previously, she served in senior roles at several major financial services firms where her duties included the management of corporate pension funds, endowments, and foundations, as well as management responsibilities for an asset management business. Ms. Chadwick holds a B.A. from Boston University and is a Chartered Financial Analyst.

Albert E. DePrince, Jr. has been a Director of the Company and a board member of other investment companies in the Voya family of funds since 1998, and served as the Independent Chairperson of the Company’s Board of Directors and the Chairman of the Company’s Contracts Committee from 2009 to May 21, 2013, the date of the Consolidation. Dr. DePrince has been a professor of Economics and Finance at Middle Tennessee State University since 1991. Prior to joining the faculty at Middle Tennessee State University, Dr. DePrince served in various business positions, including 12 years at Marine Midland Bank in New York City, where he held the positions of Chief Economist and Senior Vice President, and nine years as an economist with the Federal Reserve Bank of New York. Dr. DePrince holds a B.A. in Economics from Bucknell University, an M.A. in Economics from the University of Michigan, and a Ph.D. in Economics from New York University. Dr. DePrince also served as Director at the Business and Economic Research Center at Middle Tennessee State University from 1999 to 2002 and has published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, mutual fund performance, and monetary policy.

Peter S. Drotch has been a Director of the Company since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2007. Prior to his retirement in 2000, he was a partner at the accounting firm of PricewaterhouseCoopers LLP, where he was the leader of the firm’s U.S. Investment Management practice group and a member of its global leadership team where he acquired extensive experience with respect to audits and other financial matters relating to registered investment companies. Since his retirement, he also has served on the boards of registered investment companies in other fund complexes (the State Street Research Funds and BlackRock Funds) from 2005 to 2007 and as a consultant with respect to investment company regulatory compliance matters. Mr. Drotch is also a Director of First Marblehead Corporation (student loans) and Tufts Health Plan (health insurance), a Director of the University of Connecticut Foundation, Inc., and a member of the General Counsel of the Investment Company Institute’s Independent Directors Council. Mr. Drotch holds a B.S. from the University of Connecticut and is a retired Certified Public Accountant.

J. Michael Earley has been a Director of the Company since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2002. He also has served as Chairperson of the Company’s Audit Committee since May 21, 2013 and for other funds in the Voya family of funds since 2003. Mr. Earley retired in 2008 as President and Chief Executive Officer of Bankers Trust Company, N.A. (Des Moines, Iowa), where he had worked since 1992. He also has served on the boards of directors of that company (1992-2009) and as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2002). Mr. Earley holds a B.B.A. and a J.D. from the University of Iowa.

Russell H. Jones has been a Director of the Company and a board member of other investment companies in the Voya family of funds since December 2007. He also has served as the Chairperson of the Company’s Compliance Committee since January 23, 2014 and, prior to that, as the Chairperson of the Company’s Compliance Committee from 2007 until the Consolidation. From 1973 until his retirement in 2008, Mr. Jones served in various positions at Kaman Corporation, an aerospace and industrial distribution manufacturer, including Senior Vice President, Chief Investment Officer and Treasurer, Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer. Mr. Jones served as an Independent Director and Chair of the Contracts Committee for CIGNA Mutual Funds from 1995 until 2005. Mr. Jones also served as President of the Hartford Area Business Economists from 1986 until 1987. Mr. Jones holds a B.A. from the University of Connecticut and an M.A. from the Hartford Seminary.

Patrick W. Kenny has been a Director of the Company since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2005. He also has served as the Chairperson of the Company’s Nominating and Governance Committee since January 23, 2014 and, prior to that, Chairperson of the Company’s Compliance Committee since May 21, 2013 and for other funds in the Voya family of funds since 2006. He previously served as President and Chief Executive Officer (2001-2009) of the International Insurance Society (insurance trade association), Executive Vice President (1998-2001) of Frontier Insurance Group (property and casualty insurance company), Senior Vice President (1995-1998) of SS&C Technologies (software and technology company), Chief Financial Officer (1988-1994) of Aetna Life & Casualty Company (multi-line insurance company), and as Partner (until 1988) of KPMG LLP (accounting firm). Mr. Kenny currently serves (since 2004) on the board of directors of Assured Guaranty Ltd. (provider of financial guaranty insurance) and previously served on the boards of Odyssey Re Holdings Corporation (multi-line reinsurance company) (2006-2009) and of certain predecessor mutual funds of the Voya family of funds (2002-2005). Mr. Kenny holds a B.B.A. from the University of Notre Dame and an M.A. from the University of Missouri and is a Certified Public Accountant.

Shaun P. Mathews has been a Director of the Company and a board member of the other investment companies in the Voya family of funds since 2007. He also is President and Chief Executive Officer of Voya Investments, LLC (2006 to present). Mr. Mathews previously served as President of Voya Mutual Funds and Investment Products (2004-2006) and several other senior management positions in various aspects of the financial services business.

Joseph E. Obermeyer has been a Director of the Company and a board member of other investment companies in the Voya family of funds since 2003. He also has served as the Chairperson of the Company’s Joint IRC since January 23, 2014 and, prior to that, as the Chairperson of the Company’s Audit Committee and Vice-Chairperson of the Company’s Contracts Committee until the Consolidation on May 21, 2013. Mr. Obermeyer is the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services since 1999. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Director of the Company since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of both the Company’s Contracts Committee and Contracts Sub-Committee since January 23, 2014 and May 21, 2013, respectively, and for other funds in the Voya family of funds since 2007. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002 – May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Roger B. Vincent has been a Director of the Company since May 21, 2013 and a board member of other investment companies in the Voya family of funds since 2002. He also has served as the Chairman of the Company’s Board of Directors since May 21, 2013 – January 21, 2014 and for other funds in the Voya family of funds since 2007. Mr. Vincent previously served as the Chairperson of the Contracts Committee and the DE IRC with respect to other funds in the Voya family of funds. Mr. Vincent retired as President of Springwell Corporation (a corporate finance firm) in 2011 where he had worked since 1989. He is a Director of UGI Corporation and UGI Utilities, Inc. (since 2006). He previously worked for 20 years at Bankers Trust Company where he was a Managing Director and a member of the bank’s senior executive partnership. He also previously served as a Director of AmeriGas Partners, L.P. (1998-2006), Tatham Offshore, Inc. (1996-2000), and Petrolane, Inc. (1993-1995), and as a board member of certain predecessor funds of the Voya family of funds (1993-2002). Mr. Vincent is a member of the board of the Mutual Fund Directors Forum and a past Director of the National Association of Corporate Directors. Mr. Vincent holds a B.S. from Yale University and an M.B.A. from Harvard University.

Director Ownership of Securities

In order to further align the interests of the Independent Directors with shareholders, it is the policy of the Board for Independent Directors to own, beneficially, shares of one or more funds in the Voya family of funds at all times (“Ownership Policy”). For this purpose, beneficial ownership of shares of a Voya fund include, in addition to direct ownership of Voya fund shares, ownership of a Variable Contract whose proceeds are invested in a Voya fund within the Voya family of funds, as well as deferred compensation payments under the Board’s deferred compensation arrangements pursuant to which the future value of such payments is based on the notional value of designated funds within the Voya family of funds.

Prior to May 22, 2014, under this Ownership Policy, the initial value of investments in the Voya family of funds that Directors were required to beneficially own must have been equal to at least $100,000. On May 22, 2014, the Board amended the Ownership Policy (the “Amended Ownership Policy”) to increase the initial value of investments that a Director must own in the Voya family of funds to $230,000. Pursuant to the Amended Ownership Policy, the Directors will be required to beneficially own at least $230,000 of investments in the Voya family of funds within a reasonable period of time. The Ownership policy provides that a new Director shall satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, after becoming a Director. A decline in the value of any fund’s investments in the Voya family of funds will not cause a Director to have to make any additional investments under this Ownership Policy. As of December 31, 2013, all Independent Directors were in compliance with the Ownership Policy.

Investment in mutual funds of the Voya family of funds by the Directors pursuant to this Ownership Policy are subject to: (i) policies, applied by the mutual funds of the Voya family of funds to other similar investors, that are designed to prevent inappropriate market timing trading practices; and (ii) any provisions of the Code of Ethics for the Voya family of funds that otherwise apply to the Directors.

Director Portfolio Equity Ownership of Positions

The following tables set forth information regarding each Director’s ownership of equity securities in the Portfolio and the aggregate holdings of shares of equity securities of all funds in the Voya family of funds for the calendar year ended December 31, 2013.

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Director in the Voya family of funds
Voya Global Value Advantage Portfolio
Colleen D. Baldwin	None	Over $100,0001
John V. Boyer	None	Over $100,000
Patricia W. Chadwick	None	$50,000 - $100,0001
Albert E. DePrince, Jr.	None	Over $100,000
Peter S. Drotch	None	Over $100,0001
J. Michael Earley	None	Over $100,000
Russell H. Jones	None	Over $100,000
Patrick W. Kenny	None	Over $100,0001
Joseph E. Obermeyer	None	Over $100,000
Sheryl K. Pressler	None	Over $100,0001
Roger B. Vincent	None	Over $100,0001
Shaun P. Mathews	None	Over $100,0001

1	Includes the value of shares in which a Director has an indirect interest through a deferred compensation plan.

Independent Director Ownership of Securities of the Adviser, the Underwriter, and their Affiliates

The following table sets forth information regarding each Independent Director’s (and his immediate family members’) share ownership in securities of the Portfolio’s investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Portfolio (not including registered investment companies) as of December 31, 2013.

Name of Director	Name of Owners and Relationship to Director	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Albert E. DePrince, Jr.	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Russell H. Jones	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Joseph E. Obermeyer	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

Director Compensation

Each Director is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Director is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. Effective upon the Consolidation, a fee schedule was implemented on behalf of the Board that includes an annual retainer, compensation for Board and Committee Chairpersons, and additional compensation for attendance at regularly scheduled meetings. The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2014, the Portfolio pays each Director who is not an interested person of the Portfolio his or her pro rata share, as described below, of: (i) an annual retainer of $230,000; (ii) Mr. Boyer, as Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin, Chadwick, and Pressler and Messrs. Earley, Jones, Kenny and Obermeyer as Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $30,000, $65,000, $25,000, $25,000, $25,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

Prior to January 1, 2014, the Portfolio paid each Director who was not an interested person of the Portfolio his or her pro rata as described below: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, received an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny as Chairpersons of Committees of the Board, each received an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000, and $25,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion could from time to time designate other special meetings as subject to an attendance fee in the amount of $5,000 for in-person meetings and $2,500 for special telephonic meetings.

The pro rata share paid by the Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the funds managed by the adviser or its affiliates for which the Directors serve in common as Directors.

Prior to the Consolidation, the Portfolio paid a pro rata share of the compensation received by Dr. DePrince and Messrs. Jones, and Obermeyer in accordance with the following schedule: (i) an annual retainer of $66,000; (ii) $7,500 for each in person meeting of the Board; (iii) $7,500 for each Contracts Committee attended in person; (iv) $3,500 per attendance of any Committee meeting (except Contracts Committee) held in conjunction with a meeting of the Board and $5,000 for meetings (except Contracts Committee) not held in conjunction with a meeting of the Board; (v) $2,500 per telephonic meeting; (vi) $50,000 annual fee to the Chairperson of the Contracts Committee (who also serves as the Independent Chairman), $15,000 annual fee to the Chairpersons of the Audit and Compliance Committees, $5,000 annual fee to the Chairperson of the Nominating Committee (for periods in which the Committee has operated); and (vii) $25,000 annual fee to the Vice Chairperson of the Contracts Committee and $7,500 annual fee to the Vice Chairperson of both the Audit and Compliance Committees.

Compensation Table

The following table sets forth information provided by the Portfolio’s adviser regarding compensation of Directors by the Portfolio and other funds managed by the adviser and its affiliates for the fiscal year ended December 31, 2013. Officers of the Company and Directors who are interested persons of the Company do not receive any compensation from the Portfolio or any other funds managed by the Adviser or its affiliates.

Name of Director	Voya Global Value Advantage Portfolio	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Registrant and the Voya family of funds Paid to Directors/ Trustees[2]
Colleen D. Baldwin[1]	$306	N/A	N/A	$312,500[2]
John V. Boyer[1]	$326	N/A	N/A	$317,500[2]
Patricia W. Chadwick	$330	N/A	N/A	$317,500[2]
Albert E. DePrince, Jr.	$867	N/A	N/A	$261,231[3]
Peter S. Drotch	$265	N/A	N/A	$265,000[2]
J. Michael Earley	$321	N/A	N/A	$310,000[2]
Martin J. Gavin[1,4]	$561	N/A	N/A	$144,443[3]
Russell H. Jones[1]	$760	N/A	N/A	$247,578[3]
Patrick W. Kenny[1]	$313	N/A	N/A	$312,500[2]
Sidney Koch[5]	$460	N/A	N/A	$58,099[3]
Shaun P. Mathews[6]	N/A	N/A	N/A	N/A
Joseph E. Obermeyer[1]	$837	N/A	N/A	$257,330[3]
Sheryl K. Pressler	$363	N/A	N/A	$352,500[2]
Roger B. Vincent	$378	N/A	N/A	$367,500[2]

1.

During the fiscal year ended December 31, 2013,Ms. Baldwin, and Messrs. Boyer, Gavin, Jones, Kenny, and Obermeyer deferred $100,000, $ 20,000, $59,763, $35,000, $76,208, and $23,241, respectively, of their compensation from the Fund Complex.

2.

Represents compensation from: (1) for the period of May 21, 2013 to December 31, 2013 171 funds (total funds in the Fund Complex, as of December 31, 2013); and (2) for the period of January 1, 2013 to May 20, 2013, 145 funds overseen by the Board member prior to the Consolidation.

3.

Represents compensation from: (1) for the period of May 21, 2013 to December 31, 2013, 171 (total funds in the Fund Complex, as of December 31, 2013); and (2) for the period of January 1, 2013 to May 20, 2013, 34 funds overseen by the Board member prior to the Consolidation.

4.	Mr. Gavin resigned as a Director, effective September 12, 2013.
5.	Mr. Koch resigned as a Director, effective May 21, 2013.
6.

Mr. Mathews is an “interested person,” as defined in the 1940 Act, of the Company because of his current affiliation with any of the Voya funds, Voya Financial, Inc. or any of Voya Financial Inc.’s affiliates.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may have a significant impact on any shareholder vote of the Portfolio.

Shares of the portfolio are owned by insurance companies as depositors of Separate Accounts which are used to fund Variable Contracts; by Qualified Plans; by investment advisers and their affiliates in connection with the creation or management of the Portfolio; and by certain other investment companies.

The following Separate Accounts and Qualified Plans may be deemed control persons of certain Portfolios:

[ ]

As of [    ], the Directors and officers of the Company as a group owned less than 1% of any class of the Portfolio’s outstanding shares.

As of [    ], to the best knowledge of management, no person owned, beneficially or of-record, more than 5% of the outstanding shares of any class of the Portfolio, except as set forth below. Unless otherwise indicated below. The Company has no knowledge as to whether all or any portion of the shares owned of-record are also owned beneficially.

As of [    ], Class T shares of Voya Global Value Advantage Portfolio had not commenced operations.

Name of Portfolio	Class	Name and Address	Percentage of Class	Percentage of Portfolio

CODE OF ETHICS

The Portfolio, the adviser, the sub-adviser and the Distributor (as principal underwriter) have adopted a code of ethics (“Code of Ethics” or written supervisory procedures) in accordance with Rule 17j-1 under the 1940 Act governing personal trading activities of all Directors, officers of the Portfolio, and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Portfolio or obtain information pertaining to such purchase or sale. The Code of Ethics allows trades to be made in securities that may be held by the Portfolio; however, it prohibits a person from taking advantage of portfolio trades or from acting on inside information. Personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear all security transactions with the Administrator’s Compliance Department and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Codes of Ethics to govern the personal trading activities of its personnel. Information about these codes of ethics may be obtained by calling the SEC’s Public Reference Room at 1-202-942-8090. Copies of the Codes of Ethics may also be obtained on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Alternatively, this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Portfolio’s portfolio securities. The proxy voting procedures delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser’s proxy voting procedures, which require the Adviser to vote proxies in accordance with the Portfolio’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Portfolio proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Compliance Committee oversees the implementation of the Portfolio’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Portfolios, including the proxy voting procedures of the Adviser, is attached hereto as Appendix B. No later than August 31st of each year, information regarding how the Portfolio voted proxies relating to portfolio securities for the one-year period ending June 30th is available through Voya’s website at www.voyainvestments.com or by accessing the SEC’s EDGAR database at www.sec.gov.

ADVISER

The adviser for the Portfolio is Voya Investments, LLC (“Adviser” or “Voya Investments”) which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Adviser, subject to the authority of the Board, has the overall responsibility for the management of the Portfolio’s portfolio subject to delegation of certain responsibilities to other investment advisers. The Adviser is an Arizona limited liability company and is an indirect, wholly-owned subsidiary of Voya Financial, Inc. (“Voya Financial, Inc.”). Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment and insurance industries. As of the date of this SAI, Voya Financial, Inc. is a subsidiary of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch with operations in more than 40 countries. The principal executive offices of Voya Financial, Inc. are located at 5780 Powers Ferry Road N.S., Atlanta, GA 30327-4390 and the principal executive offices of ING Groep are located at Amstelveenseweg 500, 1081 KL Amsterdam, P.O. Box 810, 1000 AV Amsterdam, the Netherlands. The principal offices of Voya Investments, LLC are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

On February 26, 2001, the name of the Adviser changed from “Pilgrim Investments, Inc.” to “ING Pilgrim Investments, LLC.” On March 1, 2002, the name of the Adviser was changed from “ING Pilgrim Investments, LLC,” to “ING Investments, LLC.” Prior to March 1, 2002, ING Investment Management Co. LLC served as adviser to all the Portfolios. On that date ING Investments began serving as adviser to the Portfolios. On May 1, 2014, the name of the Adviser changed from “ING Investments, LLC” to “Voya Investments, LLC” (“Voya Investments”).

The Adviser serves pursuant to investment management agreements between the Adviser and the Company on behalf of the Portfolio (“Investment Advisory Agreement”). The Adviser has overall responsibility for providing all supervisory, management, and administrative services reasonably necessary for the operation of the Company and its Portfolio other than the investment advisory services performed by the sub-adviser. These services include, among other things to: (i) coordinate for the Portfolio, at the Adviser’s expense, all matters relating to the operation of the Portfolio, including any necessary coordination among the sub-adviser, custodian, dividend disbursing agent, portfolio accounting agent (including pricing and valuation of the Portfolio’s portfolio), accountants, attorneys, and other parties performing services or operational functions for the Company; (ii) provide the Company and the Portfolio, at the Adviser’s expense, with the services of a sufficient number of persons competent to perform such administrative and clerical functions as are necessary to ensure compliance with federal securities laws and to provide effective supervision and administration of the Company; (iii) maintain or supervise the maintenance by third parties selected by the Adviser of such books and records of the Company and the Portfolio as may be required by applicable federal or state law; (iv) prepare or supervise the preparation by third parties selected by the Adviser of all federal, state, and local tax returns and reports of the Company relating to the Portfolio required by applicable law; (v) prepare, file, and arrange for the distribution of proxy materials and periodic reports to shareholders of the Portfolio as required by applicable law in connection with the Portfolio; (vi) prepare and arrange for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law in connection with the Portfolio; (vii) take such other action with respect to the Company, as may be required by applicable law, including without limitation the rules and regulations of the SEC and other regulatory agencies; and (viii) provide the Company at the Adviser’s expense, with adequate personnel, office space, communications facilities, and other facilities necessary for operation of the Portfolio contemplated in the Investment Advisory Agreement. Other responsibilities of the Adviser are described in the Prospectus.

The Investment Advisory Agreement requires the Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Portfolio and to furnish advice and recommendations with respect to investment of the Portfolio’s assets and the purchase or sale of its portfolio securities. The Investment Advisory Agreement provides that the Adviser is not subject to liability to the Portfolio for any act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement, except by reason of willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Investment Advisory Agreement.

Pursuant to the Investment Advisory Agreement, the Adviser is authorized to exercise full investment discretion and make all determinations with respect to the day-to-day investment of the Portfolio’s assets and the purchase and sale of portfolio securities for the Portfolio in the event that at any time no sub-adviser is engaged to manage the assets of the Portfolio.

The Investment Advisory Agreement provides that the Adviser shall pay: (i) the salaries, employment benefits and other related costs of those of its personnel engaged in providing investment advice to the Portfolio, including, without limitation, office space, office equipment, telephone and postage costs; and (ii) any fees and expenses of all Directors, officers and employees, if any, of the Company who are employees of the Adviser or an affiliated entity including any salaries and employment benefits payable to those persons. The Adviser shall make their officers and employees available to the Board and officers of the Company for consultation and discussions regarding the supervision and administration of the Portfolio.

The Portfolio shall be responsible for all of the other expenses of its operations, including, without limitation: (i) the management fee; (ii) brokerage commissions; (iii) interest; (iv) legal fees and expenses of attorneys; (v) fees of auditors, transfer agents and dividend disbursing agents, custodians, and shareholder servicing agents; (vi) the expense of obtaining quotations for calculating the Portfolio’s NAV; (vii) taxes, if any and the preparation of the Portfolio’s tax returns; (vii) cost of stock certificates and any other expenses (including clerical expense) of issue, sale, repurchase or redemption of shares; (viii) expenses of registering and qualifying shares of the Portfolio under federal and state laws and regulations (including the salary of employees of the Advisor engaged in registering and qualifying shares of the Portfolio under federal and state laws and regulations or a pro rata portion of the salary of employees to the extent so engaged); (ix) expenses of disposition or offering any of the portfolio securities held by the Portfolio; (x) expenses of printing and distributing reports, notices and proxy materials to existing shareholders; (xi) expenses of printing and filing reports and other documents filed with governmental agencies; (xii) expenses in connection with shareholder and director meetings; (xiii) expenses of printing and filing reports and other director meetings; (xiv) expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; (xv) fees and expenses of Directors of the Portfolio who are not employees of the Adviser or any sub-adviser, or their affiliates; (xvi) trade association dues; (xvii) insurance premiums; (xviii) extraordinary expenses such as litigation expenses.

After an initial term of two years, the Investment Advisory Agreement continues in effect from year to year with respect to the Portfolio so long as such continuance is specifically approved at least annually by: (i) the vote of a majority of the Directors; or (ii) the vote of a “majority” of the Portfolio’s outstanding voting shares (as defined in the 1940 Act) and provided that such continuance is also approved by the vote of a majority of the Board who are not parties to the Investment Advisory Agreement or “interested persons” (as that term is defined in the 1940 Act) of the Company or the Adviser, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement may be terminated in its entirety or with respect to the Portfolio without payment of any penalty by: (i) the majority vote of the Board, or (ii) the vote of a majority of the outstanding voting shares of the Portfolio on 60 days’ prior written notice to the Adviser; or (iii) the Adviser at any time, without the payment of any penalty, on 60 days’ prior written notice to the Company. The Investment Advisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Groep Restructuring

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission in order to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including Voya Financial, Inc., before the end of 2013. In November 2012, the Restructuring Plan was amended to permit ING Groep additional time to complete the divestment. Pursuant to the amended Restructuring Plan, ING Groep must divest at least 25% of Voya Financial, Inc. by the end of 2013, more than 50% by the end of 2014, and the remaining interest by the end of 2016 (such divestment, the “Separation Plan”).

In May 2013, Voya Financial, Inc. conducted an initial public offering of Voya Financial, Inc. common stock (the “IPO”). In October 2013, ING Groep divested additional shares in a secondary offering of common stock of Voya Financial, Inc. In March, 2014, ING Groep divested additional shares, reducing its ownership interest in Voya Financial, Inc. below 50%. Voya Financial, Inc. did not receive any proceeds from these offerings.

ING Groep has stated that it intends to sell its remaining interest in Voya Financial, Inc. over time. While the base case for the remainder of the Separation Plan is the divestment of ING Groep’s remaining interest in one or more broadly distributed offerings, all options remain open and it is possible that ING Groep’s divestment of its remaining interest in Voya Financial, Inc. may take place by means of a sale to a single buyer or group of buyers.

It is anticipated that one or more of the transactions contemplated by the Separation Plan would result in the automatic termination of the existing investment advisory and sub-advisory agreements under which the Adviser and Sub-Adviser provide services to the Portfolio. In order to ensure that the existing investment advisory and sub-advisory services can continue uninterrupted, the Board approved new advisory and sub-advisory agreements for the Portfolio, as applicable, in connection with the IPO.

Shareholders of the Portfolio approved the new investment advisory and sub-advisory agreements prompted by the IPO, as well as any future advisory and sub-advisory agreements prompted by the Separation Plan that are approved by the Board and whose terms are not be materially different from the current agreements. This means that shareholders may not have another opportunity to vote on a new agreement with the Adviser or an affiliated sub-adviser even if they undergo a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of Voya Financial, Inc.

The Separation Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of Voya Financial, Inc. and its subsidiaries, including the Adviser and affiliated entities that provide services to the Portfolio, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. The completion of the Separation Plan is expected to result in the Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Since a portion of the shares of Voya Financial, Inc., as a standalone entity, are publicly held, it is subject to the reporting requirements of the Securities Exchange Act of 1934 as well as other U.S. government and state regulations, and subject to the risk of changing regulation.

The Separation Plan may be implemented in phases. During the time that ING Groep retains a significant interest in Voya Financial, Inc., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep by European and other authorities, may also affect Voya Financial, Inc.. A failure to complete the Separation Plan could create uncertainty about the nature of the relationship between Voya Financial, Inc. and ING Groep, and could adversely affect Voya Financial, Inc. and the Adviser and its affiliates. Currently, the Adviser and its affiliates do not anticipate that the Separation Plan will have a material adverse impact on their operations or the Portfolio and its operations.

Approval of Advisory Agreement

For information regarding the basis for the Board’s September 2014 approval of the investment advisory agreement, please refer to the Portfolio’s annual shareholder report to be dated December 31, 2014.

Advisory Fees

The Adviser bears the expense of providing its services and pays the fees of the sub-adviser. As compensation for its services under the Investment Advisory Agreement, the Portfolio pays the Adviser, expressed as an annual rate, a monthly fee on behalf of which the Company pays the Adviser. This fee is paid monthly, expressed as an annual rate and in arrears equal to the following as a percentage of the Portfolio’s average daily net assets during the month:

Portfolio	Annual Advisory Fee
Voya Global Value Advantage	0.46% on first $500 million; 0.43% on the next $500 million; and 0.41% in excess of $1 billion

Expense Limitation Agreement

The Adviser has entered into an expense limitation agreement with the Portfolio (“Expense Limitation Agreement”), pursuant to which the Adviser has agreed to waive or limit its fees. In connection with the Expanse Limitation Agreement and certain U.S. tax requirements, the Adviser will assume other expenses so that the total annual ordinary operating expenses of the Portfolio (which exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, other investment-related costs, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Portfolio’s business, and expenses of any counsel or other persons or services retained by the Portfolio’s Directors who are not “interested persons” (as defined in the 1940 Act) of the Adviser) do not exceed the expense limits set forth below of the Portfolio’s average daily net assets, subject to possible recoupment by the Adviser within three years.

Portfolio	Class T
Voya Global Value Advantage[1]	1.44%

The Portfolio may at a later date reimburse the Adviser for management fees waived or reduced and other expenses assumed by the Adviser during the previous 36 months, but only if, after such reimbursement, the Portfolio’s expense ratio does not exceed the percentage described above. The Adviser will only be reimbursed for fees waived or expenses assumed after the effective date of the Expense Limitation Agreement.

The Expense Limitation Agreement provides that the expense limitation shall continue until May 1, 2016. The Expense Limitation Agreement is contractual and, after the initial term, shall renew automatically for one-year terms unless: (i) the Adviser provides 90 days written notice of its termination and such termination is approved by the Board of Directors; or (ii) the Investment Advisory Agreement has been terminated. The obligation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement.

Total Advisory Fees Paid

The following table sets forth the total amounts of advisory fees the Portfolio paid to the Adviser for the fiscal years ended December 31, 2013, 2012, and 2011.

Portfolio	2013	2012	2011
Voya Global Value Advantage	$826,051	$818,803	$903,034

SUB-ADVISER

The Investment Advisory Agreement provides that the Adviser, with the approval of the Board, may select and employ investment advisers to serve as sub-advisers for the Portfolio, shall monitor the sub-adviser’s investment programs and results, and shall coordinate the investment activities of the sub-adviser to ensure compliance with regulatory restrictions. The Adviser has engaged the services of a sub-adviser to provide sub-advisory services to the Portfolio. The Adviser and the sub-adviser have entered into a sub-advisory agreement which was approved by the Directors and by shareholders of the Portfolio.

Pursuant to a sub-advisory agreement between the Adviser and the sub-adviser (the a “Sub-Advisory Agreement”), the Adviser has delegated certain management responsibilities to the Sub-Adviser for the Portfolio. The Adviser oversees the investment management of the Sub-Adviser for the Portfolio.

Voya Investment Management Co. LLC (“Sub-Adviser” or “Voya IM”) is the Sub-Adviser to the Portfolio.

Pursuant to the Sub-Advisory Agreement between the Adviser and Voya IM, Voya IM acts as Sub-Adviser to the Portfolio. In this capacity, Voya IM, subject to the supervision and control of the Adviser and the Board, on behalf of the Portfolio, manages the Portfolio’s portfolio investments consistently with the Portfolio’s investment objectives, and executes any of the Portfolio’s investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Adviser. Voya IM’s address is 230 Park Avenue, New York, NY 10169. Voya IM is a wholly-owned subsidiary of Voya Financial, Inc.

After an initial term of two years, the Sub-Advisory Agreement continues in effect from year-to-year so long as such continuance is specifically approved annually by: (i) a majority vote of the Directors, including a majority of the Directors who are not “interested persons” of the Company, or (ii) the vote of a “majority” (as defined in the 1940 Act) of the Portfolio’s outstanding shares voting as a single class provided that such continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of the Adviser by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement may be terminated without payment of penalty at any time by: (i) the Adviser at any time, upon 60 days’ written notice to the Sub-Adviser and the Portfolio; (ii) at any time without payment of any penalty by the Company, the Board or a majority of the outstanding voting securities of the Portfolio, upon 60 days’ written notice to the Adviser and the Sub-Adviser; (iii) the Sub-Adviser upon three months’ written notice. The Sub-Advisory Agreement terminates automatically in the event of its assignment or in the event of the termination of the Investment Advisory Agreement.

Approval of Sub-Advisory Agreement

For information regarding the basis for the Board’s September 2014 approval of the investment sub-advisory agreement for the Portfolio, please refer to the Portfolio’s annual shareholder report to be dated December 31, 2014.

Sub-Advisory Fees

As compensation to the Sub-Adviser for its services under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser, expressed as an annual rate, a monthly fee in arrears equal to the following percentage of the Portfolio’s average daily net assets managed during the month.

Portfolio	Sub-Advisory Fee
Voya Global Value Advantage	0.21% on all assets

Total Sub-Advisory Fees Paid

The following table sets forth the total amounts of sub-advisory fees paid by the Adviser to the Sub-Adviser of the Portfolio for the fiscal years ended December 31, 2013, 2012, and 2011.

Portfolio	2013	2012	2011
Voya Global Value Advantage	$377,112	$373,802	$412,256

Portfolio Managers

Sub-Adviser: Voya IM

Other Accounts Managed

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of December 31, 2013.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Christopher F. Corapi	13	$15,381,591,179	8	$992,819,356	34	$4,522,220,160
Vincent Costa	8	$9,038,616,295	2	$352,741,875	13	$1,794,092,547
Martin Jansen	5	$1,183,246,960	1	$48,559,769	3	$146,813,555
David Rabinowitz	4	$806,682,106	1	$48,559,769	0	$0
James Ying	1	$180,646,611	0	$0	0	$0

Potential Material Conflicts of Interest

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Portfolio. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance separate accounts, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from that of the portfolio. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may not be appropriate for the Portfolio. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Portfolio maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, Voya IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

Finally, a potential conflict of interest may arise because the investment mandates for certain other accounts, such as hedge funds, may allow extensive use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Voya IM has policies and procedures reasonably designed to limit and monitor short sales by the other accounts to avoid harm to the Portfolio.

Compensation

For each of the portfolio managers (each a “Portfolio Manager” and collectively the “Portfolio Managers”) of the Portfolio listed above, compensation consists of: (i) a fixed base salary; (ii) a bonus which is based on Voya IM performance, one-, three- and five-year pre-tax performance of the accounts the portfolio managers are primarily and jointly responsible for relative to account benchmarks, peer universe performance, and revenue growth and net cash flow growth (changes in accounts’ net assets not attributable to changes in the value of the accounts’ investments) of the accounts they are responsible for; and (iii) long-term equity awards tied to the performance of the parent company, ING Groep and/or a notional investment in a pre-defined set of Voya IM sub-advised funds.

The Portfolio Managers for the Portfolio listed above are also eligible to receive an annual cash incentive award delivered in some combination of cash and in part deferred award in the form of Voya stock. The overall design of the annual incentive plan was developed to tie pay to both performance and cash flows, structured in such a way as to drive performance and promote retention of top talent. As with base salary compensation, individual target awards are determined and set based on external market data and internal comparators. Investment performance is measured on both relative and absolute performance in all areas.

Voya IM has defined indices (here, the MSCI All Country World IndexSM) for Messrs. Corapi, Costa, Jansen, Rabinowitz, and Ying, as Portfolio Managers for the Portfolio. The measures for each team are outlined on a “scorecard” that is reviewed on an annual basis. These scorecards measure investment performance versus benchmark and peer groups over one-, three- and five-year periods; and year-to-date net cash flow (changes in the accounts’ net assets not attributable to changes in the value of the accounts’ investments) and revenue growth for all accounts managed by each team. The results for overall Voya IM scorecards are typically calculated on an asset weighted performance basis of the individual team scorecards.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall Voya IM performance and 75% attributable to their specific team results (65% investment performance, 5% net cash flow, and 5% revenue growth).

Voya IM’s long-term incentive plan is designed to provide ownership-like incentives to reward continued employment and to link long-term compensation to the financial performance of the business. Based on job function, internal comparators and external market data, employees may be granted long-term awards. All senior investment professionals participate in the long-term compensation plan. Participants receive annual awards determined by the management committee based largely on investment performance and contribution to firm performance. Plan awards are based on the current year’s performance as defined by the Voya IM component of the annual incentive plan. Awards typically include a combination of performance shares, which vest ratably over a three-year period, and Voya restricted stock and/or a notional investment in a predefined set of Voya IM sub-advised Funds, each subject to a three-year cliff-vesting schedule.

Portfolio Managers whose base salary compensation exceeds a particular threshold may participate in Voya IM’s deferred compensation plan. The plan provides an opportunity to invest deferred amounts of compensation in mutual funds, Voya IM stock or at an annual fixed interest rate. Deferral elections are done on an annual basis and the amount of compensation deferred is irrevocable.

Portfolio Manager Ownership of Securities

The following table shows the dollar range of shares of the Portfolio owned by the portfolio managers as of December 31, 2013, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Securities of the Portfolio Owned
Christopher F. Corapi	None
Vincent Costa	None
Martin Jansen	None
David Rabinowitz	None
James Ying	None

PRINCIPAL UNDERWRITER

Shares of the Portfolio are offered on a continuous basis. The Company has entered into a distribution agreement with the Distributor (“Distribution Agreement”) pursuant to which the Distributor serves as principal underwriter of the Portfolio. The Distributor is a Delaware limited liability company, an indirect, wholly-owned subsidiary of Voya Financial, Inc., and an affiliate of the Adviser. The Distributor’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

As principal underwriter for the Portfolio, the Distributor has agreed to use its best efforts to distribute the shares of the Portfolio, although it is not obligated to sell any specific amount of the Portfolio’s shares. The Distributor shall be responsible for all expenses of providing distribution services including the costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms, advertising, and any other marketing efforts by the Distributor in connection with the distribution or sale of the shares.

The Distributor shall be responsible for any costs of printing and distributing prospectuses and SAIs for prospective shareholders and such other sales literature, reports, forms and advertisements as it elects to prepare.

The Company shall be responsible for the costs of registering the shares with the SEC and for the costs of preparing prospectuses and SAIs and such other documents as are required to maintain the registration of the shares with the SEC as well as their distribution to existing shareholders. The Distributor does not receive compensation for providing services under the Distribution Agreement.

The Distribution Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of the Portfolio’s shares, and by a vote of a majority of the Directors who are not “interested persons” of the Distributor, or the Company, appearing in person at a meeting called for the purpose of approving such Agreement.

The Distribution Agreement terminates automatically upon assignment, and may be terminated at any time on 60 days’ written notice by the Directors, the Distributor, or by vote of holders of a majority of the Portfolio’s shares without the payment of any penalty.

RULE 12B-1 PLAN AND SHAREHOLDER SERVICE PLAN

The Company has a distribution plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”) applicable to Class T shares offered by the Portfolio. The 12b-1 Plan is a compensation plan that provides for the payment of a specified fee without regard to the expenses actually incurred. The Portfolio may also pay securities dealers, brokers, financial institutions or other industry professionals (individually a “Service Organization” and collectively “Service Organizations”) for providing distribution assistance pursuant to a Distribution Services Agreement under a 12b-1 Plan. Such amount may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class T shares including, but not limited to: compensation to and expenses of employees of the Distributor who engage in or support distribution of the Class T shares, including overhead and telephone expenses; printing of prospectuses and reports for other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; and compensation to Service Organizations who sell Class T shares. The Distributor may negotiate with any such Service Organizations the services to be provided by the Service Organization to shareholders in connection with the sale of Class T shares (“Distribution Services”), and all or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to Service organizations who sell Class T shares.

Class T shares of the Portfolio are subject to a distribution fee payable pursuant to a 12b-1 Plan adopted for Class T shares in the amount of 0.50% (on an annualized basis) of the Portfolio’s Class T shares. The Distributor has contractually agreed to waive 0.15% of the distribution fee for Class T shares of the Portfolio, so that the actual fee paid by Class T shares of the Portfolio is an annual rate of 0.35%. Absent this waiver, the distribution fee for Class T shares is 0.50% of net assets. The expense waiver for Class T shares will continue through at least May 1, 2016. The waiver will continue after May 1, 2016 if the Distributor elects to renew it. Notwithstanding the foregoing, termination or modification of this waiver requires approval by the Portfolio’s Board of Directors.

The Company has shareholder service plan (“Shareholder Service Plan”) applicable to Class T shares of the Portfolio. Under the Shareholder Service Plan, the Distributor is entitled to use proceeds from the Shareholder Service Plan to pay for services including, but not limited to: (i) teleservicing support in connection with the Portfolio; (ii) delivery and responding to inquiries regarding prospectus, shareholder reports, notices, proxy statements, information statement, and other information regarding the Portfolio; (iii) facilitation of the tabulation of Variable Contract owners’ votes in the event of a meeting of the Portfolio’s shareholders; (iv) the conveyance of information relating to shares purchased and redeemed and share balances to the Company, its transfer agent, or the Distributor as may be reasonably requested; (v) provision of support services including providing information about the Company and the Portfolio and answering questions concerning the Company and the Portfolio, including questions respecting Variable Contract owners’ interests in the Portfolio; (vi) provision and administration of Variable Contract features for the benefit of Variable Contract owners participating in the Portfolio, including fund transfers, dollar cost averaging, asset allocation, Portfolio rebalancing, earnings sweep, and pre-authorized deposits and withdrawals; and (vii) provision of other services as may be agreed upon from time to time.

Class T shares of the Portfolio are also subject to a shareholder servicing fee payable to Service Organizations for providing administrative services to shareholders pursuant to a separate Shareholder Servicing Plan adopted for Class T shares which shall not initially exceed 0.25% (on an annual basis) of the average daily NAV of the respective Portfolio’s Class T shares held by customers of such Service Organizations.

The Portfolio intends to operate the Rule 12b-1 Plan and Shareholder Service Plan in accordance with their terms and the Financial Industry Regulatory Authority (“FINRA”) rules concerning sales charges. Under the Rule 12b-1 Plan and Shareholder Service Plan, the Distributor is entitled to payment each month in amounts in connection with the offering, sale, and shareholder services of the Class T shares as a percentage of the Portfolio’s average daily net assets set forth in the following table.

The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Shareholder Service Plan and Rule 12b-1 Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether a plan should be continued. The terms and provisions of the Rule 12b-1 Plan relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

The Rule 12b-1 Plan and Shareholder Service Plan continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Shareholder Service Plan and Rule 12b-1 Plan may not be amended to increase the amount to be spent for the shareholder services provided by the Distributor without shareholder approval . All amendments to the Rule 12b-1 Plan and Shareholder Service Plan must be approved by the Board in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days’ notice to any other party to the Rule 12b-1 Plan and Shareholder Service Plan. All persons who are under common control of the Portfolio could be deemed to have a financial interest in the Rule 12b-1 Plan and Shareholder Service Plan. No other interested person of the Portfolio has a financial interest in the Rule 12b-1 Plan and Shareholder Service Plan.

In approving the Rule 12b-1 Plan and Shareholder Service Plan, the Board considered all the features of the distribution system, including: (i) the advantages to the shareholders of economies of scale resulting from growth in the Portfolio’s assets and potential continued growth; (ii) the services provided to the Portfolio and its shareholders by the Distributor; and (iii) the Distributor’s shareholder distribution-related expenses and costs.

Expenses assessed to Class T shares are borne exclusively by Class T shares pursuant to a 12b-1 Plan adopted for that class, and expenses assessed pursuant to the Shareholder Servicing Plan are borne by Class T shares. Any other incremental expenses identified from time to time will be properly allocated to Class T shares as long as any changes in expense allocations are reviewed and approved by a vote of the Board, including a majority of the non-interested directors.

Class T shares shall vote separately on any matter submitted to shareholders that pertains to the Rule 12b-1 Plan and/or Shareholder Service Plan adopted for Class T shares, or any class expense borne by Class T shares where required by the 1940 Act or other applicable law.

Total Distribution Fees Paid

Because Class T shares of Voya Global Value Advantage Portfolio had not commenced operations as of the date of this SAI, no distribution costs were incurred by the Distributor for the costs of promotion and distribution with respect to Class T shares for the fiscal year ended December 31, 2013.

Total Distribution and Shareholder Service (12b-1) Fees Paid

Because Class T shares of Voya Global Value Advantage Portfolio had not commenced operations as of the date of this SAI, no distribution or shareholder service fees were paid for the fiscal year ended December 31, 2013.

EXPENSES

The Portfolio’s assets may decrease or increase within the Portfolio’s fiscal year and the Portfolio’s operating expense ratios may correspondingly increase or decrease.

In addition to the advisory fee and other fees described previously, the Portfolio pays other expenses, such as legal, audit, transfer agency and custodian out-of-pocket fees, proxy solicitation costs, and the compensation of Directors who are not affiliated with the Adviser. Certain expenses of the Portfolio are generally allocated to the Portfolio, and each class of the Portfolio, in proportion to its pro rata average net assets, provided that expenses that are specific to a class of the Portfolio may be charged directly to that class in accordance with the Company’s Amended and Restated Multiple Class Plan pursuant to Rule 18f-3. The Rule 12b-1 Plan fees for each class of shares are charged proportionately only to the outstanding shares of that class. Certain operating expenses shared by several funds are generally allocated amongst those funds based on average net assets.

ADMINISTRATOR

Voya Funds Services, LLC (“Administrator”) serves as Administrator for the Portfolio pursuant to various Administration Agreements. The Administrator is an affiliate of the Adviser. The Administrator’s principal offices are located at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Portfolio’s business, except for those services performed by the Adviser under the Investment Advisory Agreement, the Sub-Adviser under the Sub-Advisory Agreement, the custodian under the Custodian Agreement, the transfer agent under the Transfer Agency Agreement, and such other service providers as may be retained by the Portfolio from time to time. According to the Administration Agreement, the Administrator will pay all expenses incurred by it in connection with its activities, except such expenses as are assumed by the Company under this Administration Agreement, including, without limitation, the expenses of software licensing and similar products used in the preparation of registration statements including prospectuses and statements of additional information, shareholder reports and notices, proxy materials, and other documents filed with governmental agencies. The Administrator acts as a liaison among these service providers to the Portfolio. The Administrator is also responsible for monitoring the Portfolio in compliance with applicable legal requirements and for investment policies and restrictions of the Portfolio.

Prior to April 1, 2002, Voya IM provided administrative services of the Portfolio pursuant to administrative agreements. The services provided by Voya IM included: (i) internal accounting services; (ii) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (iii) preparing financial information for proxy statements; (iv) preparing semi-annual and annual reports to shareholders; (v) calculating NAV; (vi) the preparation of certain shareholders communications; (vii) supervision of the custodians and transfer agent; and (viii) reporting to the Board. Since its appointments as Administrator on April 1, 2002, Voya Funds Services has provided substantially similar administrative services to the Portfolio pursuant to the Administration Agreements.

The Administration Agreement may be cancelled by the Board, without payment of any penalty, by a vote of a majority of the Directors upon 60 days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty, upon 60 days’ written notice to the Company.

Administration Fee

For its services, the Administrator is entitled to receive from Voya Global Value Advantage Portfolio a fee at an annual rate of 0.10%.

Total Administration Fees Paid

The following table sets forth the total administration fees paid by the Portfolio for the fiscal years ended December 31, 2013, 2012, and 2011:

Portfolio	2013	2012	2011
Voya Global Value Advantage	$179,575	$177,998	$196,311

OTHER SERVICE PROVIDERS

Custodian

The Bank of New York Mellon, One Wall Street, New York, New York 10286, serves as custodian of the Portfolio. The Bank of New York Mellon takes no part in the decisions relating to the purchase or sale of the Portfolio’s portfolio securities.

Independent Registered Public Accounting Firm

KPMG LLP serves as the independent registered public accounting firm for the Portfolio. KPMG LLP provides audit services, tax return preparation, and assistance and consultation in connection with review of SEC filings. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, MA 02111.

Legal Counsel

Legal matters for the Portfolio are passed upon by Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109.

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc., (“Transfer Agent”) 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer agent and dividend-paying agent to the Portfolio.

PORTFOLIO TRANSACTIONS

The Adviser or a Sub-Adviser for the Portfolio places orders for the purchase and sale of investment securities for the Portfolio, pursuant to authority granted in the Investment Advisory Agreement or Sub-Advisory Agreement. Subject to policies and procedures approved by the Boards, the Adviser or the Sub-Adviser has discretion to make decisions relating to placing these orders, including, where applicable, selecting the brokers or dealers that will execute the purchase and sale of investment securities, negotiating the commission, or other compensation paid to the broker or dealer executing the trade, or using an electronic trading network (“ECN”) or alternative trading system (“ATS”).

In situations where a Sub-Adviser resigns or the Adviser otherwise assumes day to day management of the Portfolio pursuant to its Investment Advisory Agreement with the Portfolio, the Adviser will perform the services described herein as being performed by the Sub-Adviser.

How Securities Transactions are Effected

Purchases and sales of securities on a securities exchange (which include most equity securities) are effected through brokers who charge a commission for their services. In transactions on securities exchanges in the United States, these commissions are negotiated, while on many foreign securities exchanges commissions are fixed. Securities traded in the over-the-counter markets (such as debt instruments and some equity securities) are generally traded on a “net” basis with market makers acting as dealers; in these transactions, the dealers act as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Transactions in certain over-the-counter securities also may be effected on an agency basis, when, in the Adviser’s or the Sub-Adviser’s opinion, the total price paid (including commission) is equal to or better than the best total price available from a market maker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Adviser or the Sub-Adviser may also place trades using an ECN or ATS.

How the Adviser or a Sub-Adviser Selects Broker-Dealers

The Adviser or Sub-Adviser has a duty to seek to obtain best execution of the Portfolio’s orders, taking into consideration a full range of factors designed to produce the most favorable overall terms reasonably available under the circumstances. In selecting brokers and dealers to execute trades, the Adviser or Sub-Adviser may consider both the characteristics of the trade and the full range and quality of the brokerage services available from eligible broker-dealers. This consideration often involves qualitative as well as quantitative judgments. Factors relevant to the nature of the trade may include, among others, price (including the applicable brokerage commission or dollar spread), the size of the order, the nature and characteristics (including liquidity) of the market for the security, the difficulty of execution, the timing of the order, potential market impact, and the need for confidentiality, speed, and certainty of execution. Factors relevant to the range and quality of brokerage services available from eligible brokers and dealers may include, among others, the firms’ execution, clearance, settlement, and other operational facilities; willingness and ability to commit capital or take risk in positioning a block of securities, where necessary; special expertise in particular securities or markets; ability to provide liquidity, speed and anonymity; the nature and quality of other brokerage and research services provided to the Adviser or Sub-Adviser (consistent with the “safe harbor” described below); and the firms’ general reputation, financial condition and responsiveness to the Adviser or Sub-Adviser, as demonstrated in the particular transaction or other transactions. Subject to its duty to seek best execution of the Portfolio’s orders, the Adviser or Sub-Adviser may select broker-dealers that participate in commission recapture programs that have been established for the benefit of the Portfolio. Under these programs, the participating broker-dealers will return to the Portfolio (in the form of a credit to the Portfolio) a portion of the brokerage commissions paid to the broker-dealers by the Portfolio. These credits are used to pay certain expenses of the Portfolio. These commission recapture payments benefit the Portfolio, and not the Adviser or Sub-Adviser.

The Safe Harbor for Soft Dollar Practices

In selecting broker-dealers to execute a trade for the Portfolio, the Adviser or Sub-Adviser may consider the nature and quality of brokerage and research services provided to the Adviser or Sub-Adviser as a factor in evaluating the most favorable overall terms reasonably available under the circumstances. As permitted by Section 28(e) of the Securities Act of 1934, the Adviser or Sub-Adviser may cause the Portfolio to pay a broker-dealer a commission for effecting a securities transaction for the Portfolio that is in excess of the commission which another broker-dealer would have charged for effecting the transaction, if the Adviser or Sub-Adviser makes a good faith determination that the broker’s commission paid by the Portfolio is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer, viewed in terms of either the particular transaction or the Adviser’s or the Sub-Adviser’s overall responsibilities to the Portfolio and its other investment advisory clients. The practice of using a portion of the Portfolio’s commission dollars to pay for brokerage and research services provided to the Adviser or Sub-Adviser is sometimes referred to as “soft dollars.” Section 28(e) is sometimes referred to as a “safe harbor,” because it permits this practice, subject to a number of restrictions, including the Adviser’s or Sub-Adviser’s compliance with certain procedural requirements and limitations on the type of brokerage and research services that qualify for the safe harbor.

Brokerage and Research Products and Services Under the Safe Harbor – Research products and services may include, but are not limited to, general economic, political, business, and market information and reviews, industry and company information and reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance and risk measuring services and analysis, stock price quotation services, computerized historical financial databases and related software, credit rating services, analysis of corporate responsibility issues, brokerage analysts’ earnings estimates, computerized links to current market data, software dedicated to research, and portfolio modeling. Research services may be provided in the form of reports, computer-generated data feeds and other services, telephone contacts, and personal meetings with securities analysts, as well as in the form of meetings arranged with corporate officers and industry spokespersons, economists, academics and governmental representatives. Brokerage products and services assist in the execution, clearance and settlement of securities transactions, as well as functions incidental thereto, including but not limited to related communication and connectivity services and equipment, and software related to order routing, market access, algorithmic trading, and other trading activities. On occasion, a broker-dealer may furnish the Adviser or Sub-Adviser with a service that has a mixed use (that is, the service is used both for brokerage and research activities that are within the safe harbor and for other activities). In this case, the Adviser or Sub-Adviser is required to reasonably allocate the cost of the service, so that any portion of the service that does not qualify for the safe harbor is paid for by the Adviser or the Sub-Adviser from its own funds, and not by portfolio commissions paid by the Portfolio.

Benefits to the Adviser or a Sub-Adviser - Research products and services provided to the Adviser or Sub-Adviser by broker-dealers that effect securities transactions for the Portfolio may be used by the Adviser or Sub-Adviser in servicing all of its accounts. Accordingly, not all of these services may be used by the Adviser or Sub-Adviser in connection with the Portfolio. Some of these products and services are also available to the Adviser or Sub-Adviser for cash, and some do not have an explicit cost or determinable value. The research received does not reduce the advisory fees paid to the Adviser or the sub-advisory fees payable to the Sub-Adviser for services provided to the Portfolio. The Adviser’s or Sub-Adviser’s expenses would likely increase if the Adviser or Sub-Adviser had to generate these research products and services through its own efforts, or if it paid for these products or services itself.

Broker-Dealers that are Affiliated with the Adviser or a Sub-Adviser

Portfolio transactions may be executed by brokers affiliated with the ING Groep, the Adviser, or the Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

Prohibition on Use of Brokerage Commissions for Sales or Promotional Activities

The placement of portfolio brokerage with broker-dealers who have sold shares of the Portfolio is subject to rules adopted by the SEC and FINRA. Under these rules, the Adviser or Sub-Adviser may not consider a broker’s promotional or sales efforts on behalf of the Portfolio when selecting a broker-dealer for portfolio transactions, and neither the Portfolio nor an Adviser or Sub-Adviser may enter into an agreement under which the Portfolio directs brokerage transactions (or revenue generated from such transactions) to a broker-dealer to pay for distribution of Portfolio shares. The Portfolio has adopted policies and procedures, approved by the Board, that are designed to attain compliance with these prohibitions.

Principal Trades and Research

Purchases of securities for the Portfolio also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Portfolio will be holding. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

More Information about Trading in Fixed-Income Securities

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Portfolio may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Portfolio to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While the Adviser or Sub-Adviser generally seeks reasonably competitive spreads or commissions, the Portfolio will not necessarily pay the lowest spread or commission available.

Transition Management

Changes in the Sub-Adviser and investment personnel and reorganizations or mergers of the Portfolio may result in the sale of a significant portion or even all of the Portfolio’s portfolio securities. This type of change generally will increase trading costs and the portfolio turnover for the Portfolio. The Portfolio, the Adviser, or Sub-Adviser may engage a broker-dealer to provide transition management services in connection with a change in Sub-Adviser, reorganization or other changes.

Allocation of Trades

Some securities considered for investment by the Portfolio may also be appropriate for other clients served by the Portfolio’s Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Portfolio and one or more of these other clients is considered at or about the same time, transactions in such securities will be placed on an aggregate basis and allocated among the Portfolio and such other clients in a manner deemed fair and equitable, over time, by the Sub-Adviser and consistent with the Sub-Adviser’s written policies and procedures. The Adviser or Sub-Adviser may use different methods of allocating the results aggregated trades. The Sub-Adviser’s policies and procedures and the results of aggregated trades in which the Portfolio participated are subject to periodic review by the Board. To the extent the Portfolio seeks to acquire (or dispose of) the same security at the same time, the Portfolio may not be able to acquire (or dispose of) as large a position in such security as it desires, or it may have to pay a higher (or receive a lower) price for such security. It is recognized that in some cases, this system could have a detrimental effect on the price or value of the security insofar as the Portfolio is concerned. However, over time, the Portfolio’s ability to participate in aggregate trades is expected to provide better execution for the Portfolio.

Cross-Transactions

The Board has adopted a policy allowing trades to be made between affiliated RICs or series thereof provided they meet the conditions of Rule 17a-7 under the 1940 Act and conditions of the Policy.

Total Brokerage Commissions Paid

The following table sets forth the total brokerage commissions paid by the Portfolio for the fiscal years ended December 31, 2013, 2012, and 2011.

Portfolio	2013	2012	2011
Voya Global Value Advantage	$201,926[1]	$50,273[2]	$92,447

1	The increase in the brokerage commissions paid by the Portfolio is due to an increase in the trading activity of the Portfolio.
2	The decrease in the brokerage commissions paid by the Portfolio is due to a decrease in the trading activity of the Portfolio.

The Sub-Adviser may purchase new issues of securities for the Portfolio in underwritten fixed-price offerings. In these situations, the underwriter or selling group member may provide the Sub-Adviser with research in addition to selling the securities (at a fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other clients of the Sub-Adviser, and the Sub-Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

In circumstances where two or more broker-dealers offer comparable prices and execution capability, preference may be given to a broker-dealer that has sold shares of the Portfolio as well as shares of other investment companies or accounts managed by the Sub-Adviser. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Portfolio.

Commission rates in the United States are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker-dealer in the light of generally prevailing rates. The allocation of orders among broker-dealers and the commission rates paid are reviewed periodically by the Directors.

The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified brokers.

Pursuant to SEC Rules, a broker-dealer that is an affiliate of the Adviser or Sub-Adviser or, if it is also a broker-dealer, the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Portfolio on a national securities exchange of which the broker-dealer is a member if the transaction is “executed” on the floor of the exchange by another broker which is not an “associated person” of the affiliated broker-dealer or Sub-Adviser, and if there is in effect a written contract between the Sub-Adviser and the Company expressly permitting the affiliated broker-dealer or Sub-Adviser to receive and retain such compensation. The Sub-Advisory Agreement provides that the Sub-Adviser may retain compensation on transactions effected for the Portfolio in accordance with the terms of these rules.

[Each of the following is a registered broker-dealer and an affiliate of the Adviser as of December 31, 2013: ING Investment Management Advisors B.V.; [ING Investment Management Services LLC]; [Pomona Management LLC, d/b/a, Pomona Capital]; [Systematized Benefits Administrators, Inc.]; Voya Alternative Asset Management LLC (formerly, ING Alternative Asset Management LLC); Voya America Equities, Inc. (formerly, ING America Equities, Inc.); Voya Financial Advisors, LLC (formerly, ING Financial Partners, Inc.); Voya Financial Partners, LLC (formerly, ING Financial Advisers, LLC); Voya Investment Advisors, LLC (formerly, ING Investment Advisors, LLC); Voya Investments Distributor, LLC; Voya Investment Management Co. LLC; and Voya Investment Management LLC;]

Any of the above firms may retain compensation on transactions effected for the Portfolio in accordance with these rules and procedures.

The Portfolio did not pay any affiliated brokerage commissions for the fiscal years ended December 31, 2013, 2012, and 2011.

During the fiscal year ended December 31, 2013, the Portfolio acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or its parents. The holdings of securities of such brokers and dealers were as follows as of December 31, 2013:

Portfolio	Security Description	Market Value
Voya Global Value Advantage	AXA Group	$3,341,867
	JP Morgan Chase	$3,610,380
	Macquarie Capital	$2,634,997

PURCHASE AND REDEMPTION OF SHARES

The Company may suspend the right of redemption of shares of the Portfolio and may postpone payment for more than seven days for any period: (i) during which the NYSE is closed other than customary weekend and holiday closings or during which trading on the NYSE is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Portfolio; or (iv) at any other time when the Portfolio may, under applicable laws and regulations, suspend payment on the redemption of their shares.

If you invest in the Portfolio through a financial intermediary, you may be charged a commission or transaction fee by the financial intermediary for the purchase and sale of Portfolio shares.

Purchase of Shares

Shares of the Portfolio are purchased and redeemed at the NAV next determined after receipt of a purchase or redemption order in acceptable form as described in the Portfolio’s Prospectus. The value of shares redeemed may be more or less than the shareholder’s costs, depending upon the market value of the portfolio securities at the time of redemption.

Shares of the Portfolio are offered, on a continuous basis, to both registered and unregistered Separate Accounts of affiliated participating insurance companies to Variable Contracts. Each Separate Account contains divisions, each of which corresponds to the Portfolio. Net purchase payments under the Variable Contracts are placed in one or more of the divisions of the relevant Separate Account and the assets of each division are invested in the shares of the Portfolio which corresponds to that division. Each Separate Account purchases and redeems shares of the Portfolio for its divisions as NAV without sales or redemption charges.

The Portfolio may also be offered to certain Qualified Plans. The relationships of Qualified Plans and Qualified Plan participants to the Portfolio would be subject, in part, to the provisions of the individual Qualified Plan and applicable law. Accordingly, such relationships could be different from those described in the Prospectus for Separate Accounts and owners of Variable Contracts in such areas, for example, as tax matters and voting privileges.

The Board monitors for possible conflict among Separate Accounts and Qualified Plans buying shares of the Portfolio. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a Separate Account to comply with such laws could cause a conflict. To eliminate a conflict, the Board may require a Separate Account or Qualified Plan to withdraw its participation in the Portfolio. The Portfolio’s NAV could decrease if it had to sell investment securities to pay redemption proceeds to a Separate Account or Qualified Plan withdrawing because of a conflict.

The Portfolio ordinarily effects orders to purchase or redeem its shares that are based on transactions under Variable Contracts (e.g. purchase or premium payments, surrender or withdrawal requests, etc.) at the Portfolio’s NAV per share next computed on the day on which the Separate Account processes such transactions. The Portfolio effects orders to purchase or redeem its shares that are not based on such transactions at the Portfolio’s NAV per share next computed on the day on which the Portfolio receives the orders.

Please refer to the appropriate Separate Account prospectus related to your Variable Contract for more information regarding the Variable Contract.

Redemption of Shares

Shares of the Portfolio may be redeemed on any business day. Redemptions are effected at the NAV per share next determined after receipt of the redemption request by an insurance company whose Separate Account invests in the Portfolio. Redemption proceeds normally will be paid within seven days following receipt of instructions in proper form. The right of redemption may be suspended by the Company’s or the payment date postponed beyond seven days when the NYSE is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

Exchanges of Shares

Shares of the same class of any one Portfolio may be exchanged for shares of the same class of any of the other investment portfolios of the Company. Exchanges are treated as a redemption of shares of one Portfolio and a purchase of shares of one or more of the other Portfolios and are effected at the respective NAVs per share of the Portfolio on the date of the exchange. The Company reserves the right to modify or discontinue its exchange privilege at any time without notice. Variable contract owners do no deal directly with the Company with respect to the purchase, redemption, or exchange of shares of the Portfolio, and should refer to the Prospectus for the applicable Variable Contract for information on allocation of premiums and on transfers of contract value among divisions of the pertinent insurance company separate account that invest in the Portfolio.

The Company reserves the right to discontinue offering shares of the Portfolio at any time. In the event that the Portfolio ceases offering its shares, any investments allocated by an insurance company to the Portfolio will be invested in Liquid Assets or any successor to the Portfolio.

Please refer to the appropriate Separate Account prospectus related to your Variable Contract for more information regarding the Variable Contract.

NET ASSET VALUE

As noted in the Prospectus, the NAV and offering price of each class of the Portfolio’s shares will be determined once daily as of the close of regular trading (“Market Close”) on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) during each day on which the NYSE is open for trading.

Portfolio securities listed or traded on a national securities exchange will be valued at the official closing price when available, or for certain markets, the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Investments in securities maturing in 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. (See “How Shares are Priced” section in the Prospectus.) The long-term debt obligations held in the Portfolio’s portfolio will be valued using independent third party vendors.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable, are valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Portfolio calculates its NAV, may also be valued at their fair values as determined in good faith by or under the supervision of the Portfolio’s Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security for example, consideration is generally given to the cost of investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolio related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Portfolio determines its NAV or, if the foreign exchange closes prior to the time the Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Portfolio in foreign securities markets. Further, the value of the Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Portfolio. In calculating the Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Portfolio closes but before the time that the Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Portfolio determines its NAV. In such a case, the Portfolio will use the fair value of such securities as determined under the Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require the Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the United States and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Portfolio are not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines their NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Portfolio’s NAV.

Listed Options on securities are valued at the mean between the bid and ask of the exchange where they trade Listed Options on currencies, futures and other financial instruments purchased by the Portfolio are valued at the close reported by the exchange where they trade. If an option does not trade on a particular day, the bid price will be used if the Portfolio is long in the option and the ask price will be used if the Portfolio is short in the option. If either the bid or the ask price is not available, exchange-traded options will be valued using an industry accepted model such as “Black Scholes.” Options that are traded OTC will be valued using an industry accepted model such as “Black Scholes.”

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Portfolio’s total assets. The Portfolio’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Portfolio’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

In computing the NAV for a class of shares of the Portfolio, all class-specific liabilities incurred or accrued are deducted from the class’ net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

Orders received by dealers prior to Market Close will be confirmed at the offering price computed as of Market Close provided the order is received by the Transfer Agent prior to Market Close that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Portfolio. Orders received by dealers after Market Close will be confirmed at the next computed offering price as described in the Prospectus.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Portfolio and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio and no explanation is provided with respect to the tax treatment of any Portfolio shareholder. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning. Holders of Variable Contracts must consult the Variable Contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such Variable Contracts.

Qualification as a Regulated Investment Company

The Portfolio has elected to be taxed and intends to qualify annually to be taxed as a RIC under the provisions of Subchapter M of the Code. As a RIC, the Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the “Distribution Requirement”), and satisfies certain other requirements of the Code that are described in this section. Distributions by the Portfolio made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

Distributions by the Portfolio made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, net income derived from an interest in a qualified publicly traded partnership and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “Income Requirement”).

In addition to satisfying the requirements described above, the Portfolio must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Portfolio’s taxable year, at least 50% of the value of the Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other RICs, and securities of other issuers (as to each of which the Portfolio has not invested more than 5% of the value of the Portfolio’s total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs), of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to foreign currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument.

If for any taxable year the Portfolio does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as dividend income to the extent of the Portfolio’s current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code Section 817(h), a Variable Contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such Variable Contract is based is “adequately diversified.” A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the U.S. Treasury Regulations. Specifically, the U.S. Treasury Regulations provide that, except as permitted by the “safe harbor” discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account’s total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M of the Code are satisfied and no more than 55% of the value of the account’s total assets is cash and cash items, U.S. government securities and securities of other RICs. In addition, a segregated asset account with respect to a Variable Contract is treated as adequately diversified to the extent of its investment in securities issued by the U.S. Treasury.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a RIC will be entitled to “look through” the RIC to its pro rata portion of the RIC’s assets, provided that the shares of such RIC are generally held only by segregated asset accounts of insurance companies and certain fund managers in connection with the creation or management of the Portfolio (a “Closed Fund”).

For a Variable Contract to qualify for tax deferral, assets in the Separate Accounts supporting the Variable Contract must be considered to be owned by the insurance company and not by the Variable Contract owner. Under current U.S. tax law, if a Variable Contract owner has excessive control over the investments made by a Separate Account, or the Portfolio, the Variable Contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the Variable Contact owner would not derive the tax benefits normally associated with Variable Contracts.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the Variable Contract or the relationship between the Variable Contract and a Separate Account or Portfolio. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given Variable Contract, whether the Variable Contract offers access to funds that are available to the general public, the number of transfers that a Variable Contract owner may make from one investment option to another, and the degree to which a Variable Contract owner may select or control particular investments.

With respect to this first aspect of investor control, we believe that the design of our Variable Contracts and the relationship between our Variable Contracts and the Portfolio satisfies the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your Variable Contract might not qualify as a life insurance contract or as an annuity for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular Portfolio. You may not select or direct the purchase or sale of a particular investment of the Portfolio. All investment decisions concerning the Portfolio must be made by the portfolio manager for the Portfolio in his or her sole and absolute discretion, and not by the Variable Contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return on any specific investment or group of investments held by the Portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the Variable Contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from the Portfolio such that you would not derive the tax benefits normally associated with Variable Contracts. Although highly unlikely, such an event may have an adverse impact on the Portfolio and other Variable Contracts. You should review your variable contract’s Prospectus and SAI and you should consult your own tax adviser as to the possible application of the “investor control” doctrine to you.

If the segregated asset account upon which a Variable Contract is based is not “adequately diversified” under the foregoing rules for each calendar quarter, then (i) the Variable Contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods and (ii) the holders of such Variable Contract must include as ordinary income the “income on the contract” for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a “life insurance contract” under the Code. The “income on the contract” is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if the Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith by the Portfolio. Income from the disposition of foreign currencies (except certain gains there from that may be excluded by future regulations); and income from transactions in options, futures, and forward contracts derived by the Portfolio with respect to its business of investing in securities or foreign currencies, are expected to qualify as permissible income under the Income Requirement.

If the Portfolio fails to qualify to be taxed as a RIC, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains (without any deduction for its distributions to its shareholders) and distributions to its shareholders will constitute ordinary income to the extent of such Portfolio’s available earnings and profits. Under certain circumstances, the Portfolio could cure such a failure and maintain its RIC status. Owners of Variable Contracts which have invested in the Portfolio might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral. In addition, if the Portfolio failed to comply with the diversification requirements of section 817(h) of the Code and the regulations thereunder, owners of Variable Contracts which have invested in the Portfolio could be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. For additional information concerning the consequences of failure to meet the requirements of section 817(h), see the prospectuses for the Variable Contracts.

Excise Tax on Regulated Investment Companies

Generally, a RIC must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. However, the excise tax does not apply when the Portfolio’s only shareholders are segregated asset accounts of life insurance companies held in connection with Variable Contracts. To avoid the excise tax, the Portfolio that does not qualify for this exemption intends to make its distributions in accordance with the calendar year distribution requirement.

Foreign Investments

Portfolio investing in foreign securities or currencies may be required to pay withholding, income or other taxes to foreign governments or U.S. possessions. Foreign tax withholdings from dividends and interest, if any, is generally at a rate between 10% and 35%. The investment yield of a Portfolio that invests in foreign securities or currencies is reduced by these foreign taxes. Owners of Variable Contracts investing in the Portfolio bear the cost of any foreign taxes but will not be able to claim a foreign tax credit or deduction for these foreign taxes. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

REITs

The Portfolio may invest in REITs that hold residual interests in REMICs. Under U.S. Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusions”) will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as the Portfolio, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders: (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions); (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-except entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income; and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the U.S. Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of state and local tax rules affecting investment in the Portfolio.

The foregoing is only a general summary of some of the applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may change at any time. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolio’s activities, and this discussion and the discussion in the prospectus and/or statements of additional information for the Variable Contracts are not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local, or foreign taxes applicable to the Variable Contracts and the holders thereof.

General Summary

The discussion of “Taxes” in the Prospectus, in conjunction with the foregoing, is a general summary of applicable provisions of the Code and U.S. Treasury Regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may change at any time.

Capital Loss Carryforwards

Pursuant to recently enacted legislation, net capital losses incurred in taxable years begining after December 22, 2010 can be carried forward without expiration. Net capital losses incurred in taxable years beginning on or before December 22, 2010 can be carried forward for eight taxable years. Capital loss carryforwards were the following as of December 31, 2013:

Portfolio	Amount	Expiration Dates
Voya Global Value Advantage	$(27,482,697)	2017
	$(6,695,973)	2018
Total	$(34,178,670)

*	Utilization of these capital losses is subject to annual limitations under section 382 of the Internal Revenue Code.

FINANCIAL STATEMENTS

The fiscal year of the Company ends on December 31. The financial statements and the independent registered public accounting firm’s report thereon, appearing in the Portfolio’s annual shareholder report for the period ending December 31, 2013, are incorporated by reference in this SAI. An annual shareholder report containing financial statements audited by the Company’s independent registered public accounting firm and an unaudited semi-annual report will be sent to shareholders each year. Annual and unaudited semi-annual shareholder reports may be obtained without charge by contacting the Company at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258 or by calling (800) 992-0180.

APPENDIX A - DESCRIPTION OF BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this Class S.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

The modifier 1 indicates that the bond ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates the issuer ranks in the lower end of its rating category.

STANDARD & POOR’S RATINGS SERVICES

AAA -- Bonds rated AAA have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

A-1

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB -- Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, the bonds face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B -- Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The ratings from “AA” to “B” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

A-2

APPENDIX B - PROXY VOTING PROCEDURES AND GUIDELINES

B-1

VOYA FAMILY OF FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date: July 10, 2003

Revision Date: May 1, 2014

B-1

i

I.	Introduction

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the Voya family of funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III. below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”). The term “proxies” as used herein shall include votes in connection with annual and special meetings of equity stockholders but not those regarding bankruptcy matters and/or related plans of reorganization. The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors1 (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors2 of the Boards. These Procedures and Guidelines may be amended only by the Boards. The Boards shall review these Procedures and Guidelines at their discretion, and make any revisions thereto as deemed appropriate by the Boards.

II.	Compliance Committee

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines and, where applicable, to make determinations on behalf of a Board with respect to the voting of proxies on behalf of each Fund. Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”). The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2. Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board. Each Committee may rely on the Adviser through the Proxy Coordinator, Agent, and/or Proxy Group (as such terms are defined in the Adviser Procedures (Exhibit 2, Sections II.A., B., and C., respectively)) to deal in the first instance with the application of these Procedures and Guidelines. Each Committee shall conduct itself in accordance with its charter.

III.	Delegation of Voting Authority

Except as otherwise provided for herein, the Boards hereby delegate to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the

[1]

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

[2]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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Fund in accordance with the current proxy voting procedures and guidelines that have been approved by the Board. The Boards may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as they deem appropriate. Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the Voya funds. In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”). Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines, except as described in Section VII.A. below with respect to vote reporting requirements, but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors3, has approved them on behalf of such Sub-Adviser-Voted Series, and ratifies any subsequent changes at the next regularly scheduled meeting of the Compliance Committee and the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted. However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “Funds-of-Funds” will “echo” vote their interests in underlying mutual funds, which may include mutual funds other than the Voya funds (or portfolios or series thereof) set forth on Exhibit 1 attached hereto. This means that, if the Fund-of-Funds must vote on a proposal with respect to an underlying investment company, the Fund-of-Funds will vote its interest in that underlying fund in the same proportion all other shareholders in the underlying investment company voted their interests.

However, if the underlying fund has no other shareholders, the Fund-of-Funds will vote as follows:

A.

If the Fund-of-Funds and the underlying fund are being solicited to vote on the same proposal (e.g., the election of fund directors/trustees), the Fund-of-Funds will vote the shares it holds in the underlying fund in the same proportion as all votes received from the holders of the Fund-of-Funds’ shares with respect to that proposal; and

B.

If the Fund-of-Funds is being solicited to vote on a proposal for an underlying fund (e.g., a new Sub-Adviser to the underlying fund), and there is no corresponding proposal at the Fund-of-Funds level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

[3]	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

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The foregoing procedure shall also apply to any Voya fund (an “Investing Fund”) that, while not a Fund-of-Funds, invests in one or more underlying funds. Accordingly:

A.	Each Investing Fund will “echo” vote its interests in an underlying fund, if the underlying fund has shareholders other than the Investing Fund;

B.

In the event an underlying fund has no other shareholders, and the Investing Fund and the underlying fund are being solicited to vote on the same proposal, the Investing Fund will vote its interests in the underlying fund in the same proportion as all votes received from the holders of its own shares on that proposal; and

C.

In the event an underlying fund has no other shareholders, and there is no corresponding proposal at the Investing Fund level, the Board shall determine the most appropriate method of voting with respect to the underlying fund proposal.

A fund that is a “Feeder Fund” in a master-feeder structure does not echo vote. Rather, it passes votes requested by the underlying master fund to its shareholders. This means that, if the Feeder Fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

When a Voya fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures. As such, except as described in Section VII.A. below with respect to vote reporting requirements, Feeder Funds shall not be subject to these Procedures and Guidelines.

IV.	Approval and Review of Procedures

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2. The Boards hereby approve such procedures. All material changes to the Adviser Procedures must be approved by the Boards or the Compliance Committees prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as he/she deems appropriate, subject to ratification by the Boards or the Compliance Committees at their next regularly scheduled meeting.

V.	Voting Procedures and Guidelines

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereinafter shall have the same meaning as defined in the Adviser Procedures (Exhibit 2).

A.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”)

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on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined in the Adviser Procedures (Exhibit 2, Section II.D.)) recommends a vote contrary to the Guidelines.

B.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

In the event a Proxy Group member believes he/she has a potential conflict of interest that may preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Proxy Group member shall so advise the Proxy Coordinator. The Proxy Group member may elect to recuse himself/herself from consideration of the relevant proxy or ask the Proxy Coordinator to solicit the opinion of Counsel (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.A.) on the matter, recusing himself/herself only in the event Counsel determines that a material conflict of interest (as such term is defined in Section V.B.3. below) exists with respect to the Proxy Group member. If recusal, whether voluntary or pursuant to a finding of Counsel, does not occur prior to the member’s participation in any Proxy Group discussion of the relevant proxy, any Out-of-Guidelines Vote determination shall be subject to the Compliance Committee referral process described in Section V.B.3. below.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be materially conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1. Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

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In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator may first consult with a Fund’s Compliance Committee as described in Section V.B.5. below. Except as provided for herein, no Conflicts Report (as such term is defined in the Adviser Procedures (Exhibit 2, Section IV.B.)) is required in connection with Within-Guidelines Votes.

2. Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in Sections V.B. above and V.B.4. below.

3. Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation; where applicable, Where No Recommendation is Provided by Agent; or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable; if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group participating in the voting process and each Investment Professional participating in the voting process complete a Conflicts Report.

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As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent, the Advisers, the Funds’ principal underwriters (“Underwriters”), or an affiliated person (as such term is defined in Section 2(a)(3) of the Investment Company Act of 1940) of the Funds, their investment advisers, or principal underwriters (hereinafter, “Affiliate”). Such potential conflicts of interest are identified by the Proxy Coordinator based upon information periodically provided by the Agent; analyses of client, distributor, broker-dealer, and vendor lists; and information derived from other sources, including public filings. The Proxy Coordinator gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Coordinator, and the Advisers rely upon the accuracy of the information received from such parties. Such potential conflicts of interest shall be documented as deemed appropriate by Counsel, e.g., on a consolidated basis rather than individual Conflicts Reports. Upon Counsel’s finding that a conflict of interest exists that could unduly influence vote recommendation(s) (a “material conflict of interest”) with respect to the Agent, the Advisers, Underwriters, or Affiliates, the participating members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the relevant proxy.

If Counsel determines that a material conflict of interest appears to exist with respect to the Agent, the Advisers, Underwriters, or Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s), generally through the Committee Chair, and forward all information relevant to the Committee’s review, including the following materials or a summary thereof: the applicable Procedures and Guidelines; the recommendation of the Agent, where applicable; the recommendation of the Investment Professional(s), where applicable; any resources used by the Proxy Group in arriving at its recommendation; the Conflicts Report and/or any other written materials establishing whether a conflict of interest exists; and findings of Counsel).

If Counsel determines that there does not appear to be a material conflict of interest with respect to the Agent, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

A vote that is contrary to the Agent’s recommendation, but is based on input from an Investment Professional provided in connection with a Guideline requiring case-by-case review while specifying that primary consideration will be given to such input, shall be not be deemed an Out-of-Guidelines Vote if the Investment Professional completes and returns a Conflicts Report and Counsel determines that no material conflict of interest appears to be present. The Proxy Group members shall not be required to complete a Conflicts Report in connection with such votes.

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4. Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Proxy Coordinator, Agent, Proxy Group, and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee. The Committee, generally through the Committee Chair, will instruct the Proxy Coordinator how such referred proposals should be voted.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration. In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds, except as noted below, to vote Within Guidelines, except that Counsel may permit the Proxy Group to abstain from voting any proposal(s) subject to the material conflict, provided such abstention does not have the same effect as an “against” vote and therefore has no effect on the outcome of the vote. If the Agent’s recommendation is deemed by Counsel to be materially conflicted on a matter, no action shall be taken on such matter, either by abstaining from voting any proposal(s) subject to the material conflict or not voting the entire proxy (i.e., a “Non-Vote”), as deemed appropriate by Counsel with respect to the nature of the Agent’s material conflict.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, as well as all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

5. Consultation with a Fund’s Compliance Committee

The Proxy Coordinator may consult with the Chair of a Fund’s Compliance Committee for guidance on behalf of the Committee if application of the Procedures and Guidelines is unclear or in connection with any unusual or controversial issue or a recommendation received from an Investment Professional. The Chair may consider all recommendations, analysis, research, or Conflicts Reports provided by the Agent, Proxy Group, and/or Investment Professional(s). The Chair may provide guidance or direct the Proxy Coordinator to refer the proposal(s) to the full Compliance Committee. The guidance of the Chair, or the Committee, as applicable, shall be given primary consideration by the Proxy Group in making a vote determination.

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to the Chair or Committee for guidance, as well as all applicable recommendations, analysis, research, Conflicts Reports and vote determinations.

VI.	Conflicts of Interest

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel

7

has determined that a material conflict of interest appears to exist with respect to the Agent, the Advisers, Underwriters, Affiliates, any participating member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to exercise voting discretion over a Fund’s proxy in a situation in which the Adviser or its Underwriters or Affiliates or the Agent may be deemed to have a conflict of interest. In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a vote determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Committee Chair and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.	Reporting and Record Retention

A.	Reporting by the Funds

Annually in August, each Fund and each Sub-Adviser-Voted Series will post its proxy voting record, or a link thereto, for the prior one-year period ending on June 30th on the Voya funds’ website. The proxy voting record for each Fund and each Sub-Adviser-Voted Series will also be available on Form N-PX in the EDGAR database on the website of the Securities and Exchange Commission (“SEC”). For any Voya fund that is a feeder in a master/feeder structure, no proxy voting record related to the portfolio securities owned by the master fund will be posted on the Voya funds’ website or included in the Fund’s Form N-PX; however, a cross-reference to the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be included in the Fund’s Form N-PX and posted on the Voya funds’ website. If any Feeder Fund was solicited for vote by its underlying master fund during the reporting period, a record of the votes cast by means of the pass-through process described in Section III. above will be included on the Voya funds’ website and in the Feeder Fund’s Form N-PX.

B.	Reporting to a Fund’s Compliance Committee

At each regularly scheduled meeting, the Committee will receive a report from the Proxy Coordinator indicating each proxy proposal, or a summary of such proposals, that was (1) voted Out-of-Guidelines, including any proposals voted Out-of-Guidelines pursuant to special circumstances raised by an Investment Professional; (2) voted Within Guidelines in cases in which an Investment Professional’s recommendation was not adopted by the Proxy Group; or (3) referred to the Committee for determination in accordance with Section V. hereof. Such report shall indicate the name of the issuer, the substance of the proposal, a summary of the Investment Professional’s recommendation, where applicable, and the reasons for voting, or recommending, an Out-of-Guidelines Vote or, in the case of (2) above, a Within-Guidelines Vote.

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EXHIBIT 1 – List of Voya funds

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST4

VOYA MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

[4]	Sub-Adviser-Voted Series: VY Franklin Mutual Shares Portfolio

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EXHIBIT 2 – Proxy Voting Procedures of the Advisers

Voya Investments, LLC

and

Directed Services LLC

I.	Introduction

Voya Investments, LLC and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the Voya family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of Voya Investments, LLC and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.	Roles and Responsibilities

A.	Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the Voya family of funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively, the “Procedures and Guidelines”). The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Guidelines. In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

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Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ Affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.	Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping, and disclosure services. The Agent is Institutional Shareholder Services Inc., a subsidiary of MSCI Inc. The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Advisers’ Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no material conflict of interest has been identified.

C.	Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers’ Affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

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A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote, except that tie votes shall be resolved by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from as many absent members as may reasonably be accomplished and to provide such members with a substantially similar level of relevant information as that provided at the in-person meeting. In the event a tie vote cannot be timely resolved in this manner in connection with a voting deadline, or in the event that the vote remains a tie, the Proxy Coordinator shall follow the procedures established by a Fund’s Board for resolving a material conflict of interest. In the event a tie vote cannot be timely resolved in this manner, the Proxy Coordinator shall follow the procedures established by a Fund’s Board to address a failure to timely meet quorum requirements. A member of the Proxy Group may abstain from voting on any given matter, provided that the member does not participate in the Proxy Group discussion(s) in connection with the vote determination. If abstention results in the loss of quorum, the process for resolving tie votes shall be observed.

The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds. In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be materially conflicted as provided for herein, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

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For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional.

If the Proxy Group recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for herein, it shall follow the procedures for such voting as established by a Fund’s Board. The Proxy Group may vote contrary to the Guidelines based on a recommendation from an Investment Professional, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event quorum requirements cannot be timely met in connection with a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.	Investment Professionals

The Funds’ Sub-Advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction. Input from the relevant Investment Professionals shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending. The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting. In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely. Requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

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III.	Voting Procedures

A.	In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.	Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear policy (e.g., “For,” “Against,” “Withhold,” or “Abstain”) on a proposal. However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.	Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent, or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.	Within-Guidelines Votes: Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group and, where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner, except that the Proxy Coordinator shall follow any procedures established by a Fund’s Board with respect to recommendations received from an Investment Professional. Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.	Non-Votes: Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following: (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is

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indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of a Voya fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy. The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.

Out-of-Guidelines Votes: Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable; Where No Recommendation is Provided by Agent; or Where Agent’s Recommendation is Conflicted

If the Proxy Group or, where applicable, an Investment Professional, recommends that a Fund vote contrary to the Guidelines, or the recommendation of the Agent, where applicable; if the Agent has made no recommendation on a matter and the Procedures and Guidelines are silent; or the Agent’s recommendation on a matter is deemed to be materially conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

The Proxy Coordinator will maintain a record of all recommendations from Investment Professionals to vote contrary to the Guidelines, all proxy questions that have been referred to a Fund’s Compliance Committee, and all applicable recommendations, analysis, research, Conflicts Reports, and vote determinations.

IV.	Assessment of the Agent and Conflicts of Interest

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.	Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues, and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the

15

Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence, or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of Voya Investment Management (“Counsel”) for review. Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.	Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address potential conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendation(s). The Proxy Coordinator shall forward all such information to Counsel for review. Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group or, where applicable, an Investment Professional, recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Guidelines or, where applicable, the Agent, has been received from an Investment Professional, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures. Completed Conflicts Reports should be provided to the Proxy Coordinator within two (2) business days and may be submitted to the Proxy Coordinator verbally, provided the Proxy Coordinator documents the Conflicts Report in writing. Such Conflicts Report should describe any known relationships of either a business or personal nature not previously assessed by Counsel, which may include communications with respect to the referral item, but

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excluding routine communications with or submitted to the Proxy Coordinator or Investment Professional(s) on behalf of the subject company or a proponent of a shareholder proposal. The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.	Reporting and Record Retention

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities. Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years, the first two (2) years in the Advisers’ office.

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APPENDIX 1 – Proxy Group

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, Voya Investments, LLC

Todd Modic	Senior Vice President, Voya Funds Services, LLC and Voya Investments, LLC; and Chief Financial Officer of the Voya Family of Funds

Maria Anderson	Vice President, Fund Compliance, Voya Funds Services, LLC

Sara Donaldson	Proxy Coordinator for the Voya Family of Funds and Vice President, Proxy Voting, Voya Funds Services, LLC
Julius A. Drelick III, CFA	Senior Vice President, Head of Fund Compliance, Voya Funds Services, LLC

Harley Eisner	Vice President, Financial Analysis, Voya Funds Services, LLC

Evan Posner, Esq.	Vice President and Counsel, Voya Family of Funds

Effective as of May 1, 2014

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EXHIBIT 3 – Proxy Voting Guidelines of the Voya funds

I.	Introduction

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund. Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s). The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.	Guidelines

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues. An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application. All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise determined in accordance with the Procedures or otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, Institutional Shareholder Services Inc., a subsidiary of MSCI Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation when such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation. However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the relevant Investment Professional(s) has been received and

19

is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, may be submitted or requested in connection with any proposal and are likely to be requested with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues. Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures. Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis when unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement, or other legal requirement to which an issuer may be or become subject. No proposal shall be supported whose implementation would contravene such requirements.

1.	The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall generally be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation. Support shall be withheld from nominees deemed responsible for governance shortfalls, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead. When a determination is made to withhold support due to concerns other than those related to an individual director’s independence or actions, responsibility may be attributed to the entire board, a committee, or an

20

individual (such as the CEO or committee chair), taking into consideration whether the desired effect is to send a message or to remove the director from service.

Where applicable and except as otherwise provided for herein, generally vote FOR nominees in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings during the nominee’s period of service without a valid reason for the absences. WITHHOLD support if two-year attendance cannot be ascertained from available disclosure. DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

Unless a company has implemented a policy that should reasonably prevent abusive use of its poison pill, WITHHOLD support from nominees responsible for implementing excessive anti-takeover measures, including failure to remove restrictive poison pill features or to ensure a pill’s expiration or timely submission to shareholders for vote. Responsibility will generally be assigned to the board chair or, if not standing for election, the lead director. If neither is standing for election, WITHHOLD support from all continuing directors.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Proposals seeking shareholder ratification of a poison pill may be deemed reasonably addressed if the company has implemented a policy that should reasonably prevent abusive use of the pill. WITHHOLD support if the shareholder proposal at issue is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to opt out of a state law requiring companies to implement a staggered board structure, generally withholding support when the company:

(1)	Demonstrates sustained poor stock performance (measured by one- and three-year total shareholder returns);

(2)	Has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(3)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

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If the board has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider board nominees on a CASE-BY-CASE basis. Generally, vote FOR nominees when:

(1)	The issue relevant to the majority negative vote has been adequately addressed or cured, which may include disclosure of the board’s rationale; or

(2)	The Funds’ Guidelines or voting record do not support the relevant issue causing the majority negative vote.

If the above provisions have not been satisfied, generally WITHHOLD support from the chair of the nominating committee, or if not standing for election, consider CASE-BY-CASE.

WITHHOLD support from inside or affiliated outside directors who sit on the audit committee.

Vote FOR inside or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

Vote FOR inside or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee, but that support may be withheld from compensation committee members whose actions or disclosure do not appear to support compensation practices aligned with the best interests of the company and its shareholders. Votes on compensation committee members in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)

Say on pay. If shareholders have been provided with an advisory vote on executive compensation (say on pay, or “SOP”), and practices not supported under these Guidelines have been identified, it shall generally be the policy of the Funds to align with the Agent when a vote AGAINST the say on pay proposal has been recommended in lieu of withholding support from certain nominees for compensation concerns. Issuers receiving negative recommendations on both compensation committee members and say on pay regarding issues not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis.

(2)

Say on pay responsiveness. Compensation committee members opposed by the Agent for failure to sufficiently address compensation concerns evidenced by significant opposition to the most recent SOP vote will be considered on a CASE-BY-CASE basis, factoring in the following:

(a)	If the most recent SOP vote received majority opposition, generally vote AGAINST the compensation committee chair if the company has not

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demonstrated an adequate level of responsiveness.

(b)

If the most recent SOP vote passed but received significant opposition, generally vote FOR the nominee(s) if a Fund voted FOR that SOP proposal or did not have voting rights on that proposal. If a Fund voted AGAINST the SOP proposal and the company has not demonstrated an adequate level of responsiveness, generally vote AGAINST the compensation committee chair.

(c)

If the compensation committee chair is not standing for election under circumstances meriting the chair’s opposition, consider the compensation committee member(s) opposed by the Agent on a CASE-BY-CASE basis.

(3)

Say on frequency. If the Agent opposes nominees because the company has implemented an SOP schedule that is less frequent than the frequency most recently preferred by at least a plurality of shareholders, generally WITHHOLD support from the compensation committee chair. If the compensation committee chair is not standing for election, WITHHOLD support from the other compensation committee members. If no compensation committee members are standing for election, consider other nominees opposed by the Agent on a CASE-BY-CASE basis.

(4)

Tenure. Where applicable and except as otherwise provided for herein, vote FOR compensation committee members who did not serve on the compensation committee during the majority of the time period relevant to the concerns cited by the Agent.

(5)

Pay for performance. Consider compensation committee members receiving an adverse recommendation from the Agent CASE-BY-CASE when the Agent has identified a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to have created a misalignment between CEO pay and performance with regard to shareholder value. Generally vote FOR nominees if the company has provided a reasonable rationale regarding pay and performance and/or they appear reasonably correlated. Generally WITHHOLD support from compensation committee members for structuring compensation packages that unreasonably insulate pay from performance conditions.

(6)

Pay disparity. Generally DO NOT WITHHOLD support from compensation committee members solely due to internal pay disparity as assessed by the Agent, but consider pay magnitude concerns on a CASE-BY-CASE basis.

(7)

Change in control provisions. If the Agent recommends withholding support from compensation committee members in connection with overly liberal change in control provisions, including those lacking a double trigger, generally WITHHOLD support from such nominees. If the Agent recommends withholding support from compensation committee members in connection with potential change in control payments or tax-gross-ups on change in control payments, vote FOR the nominees if the amount appears reasonable and no material governance concerns exist. Generally WITHHOLD support if the amount is so significant (individually or collectively) as to potentially influence an executive’s decision to enter into a transaction or to effectively act as a poison pill.

(8)	Repricing. If the Agent recommends withholding support from compensation committee members in connection with their failure to seek, or acknowledge, a

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shareholder vote on plans to reprice, replace, buy back, or exchange options, generally WITHHOLD support from such nominees, except that cancellation of options would not be considered an exchange unless the cancelled options were regranted or expressly returned to the plan reserve for reissuance.

(9)

Tax benefits. If the Agent recommends withholding support from compensation committee members that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), generally vote FOR such nominees if the company has provided an adequate rationale or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8. OBRA-Related Compensation Proposals shall apply.

(10)

Director perquisites. If the Agent recommends withholding support from compensation committee members in connection with director compensation in the form of perquisites, generally vote FOR the nominees if the cost is reasonable in the context of the directors’ total compensation and the perquisites themselves appear reasonable given their purpose, the directors’ duties, and the company’s line of business.

(11)

Incentive plans. Generally consider nominees on a CASE-BY-CASE basis in connection with short-term incentive plans over which the nominee has exercised discretion to exclude extraordinary items, and WITHHOLD support if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains). Generally WITHHOLD support from compensation committee members opposed by the Agent in connection with long-term incentive plans, or total executive compensation packages, inadequately aligned with shareholders because the vesting period is too short, performance period being measured is too short, or the packages lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

(12)	Options backdating. If the Agent has raised issues of options backdating, consider members of the compensation committee, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(13)

Independence from management. Generally WITHHOLD support from compensation committee members cited by the Agent for permitting named executives to have excessive input into setting their own compensation.

(14)

Multiple concerns. If the Agent recommends withholding support from compensation committee members in connection with other compensation practices such as tax gross-ups, perquisites, retention or recruitment provisions (including contract length or renewal provisions), “guaranteed” awards, pensions/SERPs, or severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue. Except as otherwise provided for herein, generally DO NOT WITHHOLD support solely due to any single such practice if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

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(15)

Commitments. Generally, vote FOR compensation committee members receiving an adverse recommendation from the Agent due to problematic pay practices if the issuer makes a public commitment (e.g., via a Form 8-K filing) to rectify the practice on a going-forward basis.

(16)	Other. If the Agent has raised other considerations regarding poor compensation practices, consider compensation committee members on a CASE-BY-CASE basis.

Accounting Practices:

(1)	Generally, except as otherwise provided for herein, vote FOR independent outside director nominees serving on the audit committee.

(2)

Where applicable and except as otherwise provided for herein, generally vote FOR nominees serving on the audit committee, or the company’s CEO or CFO if nominated as directors, who did not serve on that committee or have responsibility over the relevant financial function, as applicable, during the majority of the time period relevant to the concerns cited by the Agent.

(3)

If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis. Generally vote FOR nominees if the company has taken adequate steps to remediate the concerns cited, which would typically include removing or replacing the responsible executives, and if the concerns are not re-occurring and/or the company has not yet had a full year to remediate the concerns since the time they were identified.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees, and tax compliance and preparation fees, the provisions under Section 3. Auditor Ratification shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside or affiliated outside director nominees when the full board is not majority independent on a CASE-BY-CASE basis. Generally:

(1)

WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)

WITHHOLD support from all non-independent nominees, including the founder, chairman, or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)

Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the

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company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)

When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, or if the Agent recommends withholding support due to other material failures or egregious actions, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided. If the Agent cites concerns regarding actions in connection with a candidate’s service on another board, vote FOR the nominee if the issuer has provided adequate rationale regarding the appropriateness of the nominee to serve on the board under consideration.

Generally, when the Agent recommends withholding support from any nominee due to share pledging concerns, consider on a CASE-BY-CASE basis, factoring in the pledged amount, unwind time, and any historical concerns being raised. Responsibility will generally be assigned to the pledgor, where the pledged amount and unwind time are deemed significant and, therefore, an unnecessary risk to the company.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis. Input from the relevant Investment Professional(s) shall be given primary consideration with respect to such proposals.

Support will generally be WITHHELD from nominees receiving a negative recommendation from the Agent due to sustained poor stock performance (measured by one- and three-year total shareholder returns) combined with multiple takeover defenses/entrenchment devices if the issuer:

(1)	Is a controlled company or has a non-shareholder-approved poison pill in place, without provisions to redeem or seek approval in a reasonable period of time; and

(2)	Maintains a dual class capital structure, imposes a supermajority vote requirement, or has authority to issue blank check preferred stock.

Nominees receiving a negative recommendation from the Agent due to sustained poor stock performance combined with other takeover defenses/entrenchment devices will be considered on a CASE-BY-CASE basis.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman

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and CEO be held separately, but vote FOR proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or corporate governance concerns have been identified. Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals:

•	Asking that more than a simple majority of directors be independent.

•	Asking that the independence of the compensation and/or nominating committees be greater than that required by the listing exchange.

•	Limiting the number of public company boards on which a director may serve.

•	Seeking to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

•	Requesting creation of additional board committees or offices, except as otherwise provided for herein.

•

Limiting the tenure of outside directors or imposing a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally vote FOR management proposals in this regard.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation, or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care. Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

(2)	Only if the director’s legal expenses would be covered.

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2.	Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis. Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis, generally voting FOR if associated nominees are also supported.

3.	Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors. Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices. If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence. For purposes of this review, fees deemed to be reasonable, generally non-recurring exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded. Generally vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.	Proxy Contest Defenses

Presentation of management and shareholder proposals on the same matter on the same agenda shall not require a Fund to vote FOR one and AGAINST the other.

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors and FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

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Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company is controlled or maintains a classified board of directors or a dual class voting structure, generally, vote AGAINST management proposals to eliminate cumulative voting (except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to declassify its board or adopt a majority voting standard), and vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote FOR shareholder proposals that provide shareholders with the ability to call special meetings when either (1) the company does not currently permit shareholders to do so or (2) the existing ownership threshold is greater than 25 percent.

Consider management proposals to permit shareholders to call special meetings on a CASE-BY-CASE basis, generally voting FOR such proposals not opposed by the Agent. Generally vote FOR such proposals if the Agent’s sole concern relates to a net-long position requirement.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST shareholder proposals seeking the right to act by written consent if the issuer:

(1)	Permits shareholders to call special meetings;

(2)	Does not impose supermajority vote requirements; and

(3)	Has otherwise demonstrated its accountability to shareholders (e.g., the company has reasonably addressed majority-supported shareholder proposals).

Consider management proposals to eliminate the right to act by written consent on a CASE-BY-CASE basis, generally voting FOR if the above conditions are present.

Generally, vote FOR shareholder proposals seeking the right to act by written consent if the above conditions are not present.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.	Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for

29

shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan or charter amendment (e.g., investment restrictions) that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level, and sunset provisions. Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, except as otherwise provided for herein, vote AGAINST dual-class exchange offers and dual-class recapitalizations.

Supermajority Shareholder Vote Requirement

Generally, vote AGAINST proposals to require a supermajority shareholder vote and FOR management or shareholder proposals to lower supermajority shareholder vote requirements, unless, for companies with shareholder(s) with significant ownership levels, the Agent recommends retention of existing supermajority requirements in order to protect minority shareholder interests.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

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6.	Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or relevant Investment Professional(s) (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders. This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that support board entrenchment or may be used as an anti-takeover device (or to further anti-takeover conditions), particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis proposals to provide shareholders with access to management’s proxy material in order to nominate their own candidates(s) to the board. Generally, vote AGAINST shareholder proposals, unless significant or multiple corporate governance concerns have been identified. Generally, vote FOR management proposals also supported by the Agent.

Majority Voting Standard

Generally, vote FOR proposals seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, provided they contain a plurality carve-out for contested elections, and provided such standard does not conflict with state law in which the company is incorporated. Generally, vote FOR amendments to corporate documents or other actions in furtherance of a majority standard. (See also Section 11. Mutual Fund Proxies.)

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Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or relevant Investment Professional(s) deems the negative impact, on balance, to outweigh any positive impact.

Moot Proposals

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from a proposal for which support has become moot (e.g., an incentive grant to a person no longer employed by the company.)

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers (e.g., those filing a DEF 14A and considered domestic by the Agent), generally vote FOR management proposals for Other Business, except when the primary proposal is not supported by a Fund or in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

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7.	Capital Structure

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issuance on a CASE-BY-CASE basis. Except where otherwise indicated, the Agent’s proprietary approach of determining appropriate thresholds and, for requests above such allowable threshold, applying a company-specific, qualitative review (e.g., considering rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

Generally, vote FOR:

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

•

Proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST:

•	Proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.

•	Nonspecific proposals authorizing excessive discretion to a board.

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST:

•

Proposals to create or perpetuate dual class capital structures unless supported by the Agent (e.g., to avert bankruptcy or generate non-dilutive financing, and not designed to increase the voting power of an insider or significant shareholder).

•	Proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures.

However, consider such proposals CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or relevant Investment Professional(s).

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Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the relevant Investment Professional(s) and is to be utilized.

Generally, vote FOR shareholder proposals to eliminate dual class capital structures unless the relevant Fund owns a class with superior voting rights.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the relevant Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split. In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, consider management’s rationale and/or disclosure, generally voting FOR, but generally not supporting additional requests for capital increases on the same agenda.

Preferred Stock

Review proposals to increase the number of shares of preferred stock authorized for issuance on a CASE-BY-CASE basis, and except where otherwise indicated, generally utilize the Agent’s approach for evaluating such proposals. This approach incorporates both qualitative and quantitative measures, including a review of past performance (e.g., board governance, shareholder returns and historical share usage) and the current request (e.g., rationale, whether shares are blank check and declawed, and dilutive impact as determined through the Agent’s proprietary model for assessing appropriate thresholds).

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or relevant Investment Professional(s) so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense. Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or relevant Investment Professional(s) so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock, unless doing so raises other concerns not otherwise supported under these Guidelines.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected parties. This policy shall also apply to companies incorporated outside the U.S. if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the Securities and Exchange Commission (“SEC”).

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market.

Consider shareholder proposals seeking share repurchase programs on a CASE-BY-CASE basis, with input from the relevant Investment Professional(s) to be given primary consideration.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.	Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans, or the issuance of shares in connection with such plans, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap, except as otherwise provided herein.

•	Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except

35

that plans above the cap may be supported if so recommended by the Agent or relevant Investment Professional(s) as a condition to a major transaction such as a merger.

•	Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s).

•

Generally, vote AGAINST equity-based plans whose awards further a misalignment between CEO pay and performance with regard to shareholder value, including where pay appears unreasonably insulated from performance conditions and/or awards under the plan are concentrated among named executive officers.

•

Generally, vote AGAINST plans with inadequate disclosure regarding vesting or performance requirements. However, except as otherwise provided herein, consider plans CASE-BY-CASE if the Agent questions the form or stringency of the vesting or performance criteria.

•

Generally, vote FOR plans with costs within the cap if the primary concerns raised by the Agent pertain to matters that would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s).

•	Generally, vote AGAINST plans administered by potential grant recipients.

•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for material plan changes, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•

Generally vote AGAINST long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component, except that such cases will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

•

Generally, vote AGAINST plans that contain an overly liberal change in control definition (e.g., does not result in actual change in control or results in a change in control but does not terminate the employment relationship).

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace, or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods, and replacement option terms. Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement, or exchange transactions. Generally, vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement, or exchange transactions that do not meet the Agent’s criteria, or (3) give the board sole discretion to approve option repricing, replacement, or exchange programs.

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Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan when costs exceed the Agent’s threshold.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards. Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that include practices or features not supported under these Guidelines or deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA, unless they are clearly inappropriate.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation. However, consider CASE-BY-CASE when broader compensation concerns exist.

Shareholder Proposals Regarding Executive and Director Pay

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies.

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Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally, vote FOR shareholder proposals seeking double triggers on change in control cash severance provisions.

Consider on a CASE-BY-CASE basis proposals seeking a specific treatment (e.g., double trigger or pro-rata) of equity that vests upon change in control. Generally vote FOR management proposals, unless evidence exists of abuse in historical compensation practices. Generally vote AGAINST shareholder proposals regarding the treatment of equity if the change in control cash severance provisions are double-triggered and the company has provided a reasonable rationale regarding the treatment of equity.

Generally vote FOR shareholder proposals to submit executive severance agreements for shareholder ratification, if such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or if ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify, or cancel executive severance or termination arrangements, including those related to executive recruitment or retention. Generally vote FOR such compensation arrangements if:

(1)	The primary concerns raised by the Agent would not result in a negative vote under these Guidelines on a management say on pay proposal or the relevant board or committee member(s);

(2)	The issuer has provided adequate rationale and/or disclosure; or

(3)	Support is recommended by the Agent or relevant Investment Professional(s) (e.g., as a condition to a major transaction such as a merger).

However, vote in accordance with the Agent’s recommendations AGAINST new or materially amended plans, contracts, or payments that include single trigger change in control cash severance provisions or do not require an actual change in control in order to be triggered.

Consider on a CASE-BY-CASE basis any parachute arrangement proposals opposed by the Agent due to single trigger equity acceleration or legacy single trigger change in control cash severance provisions. Generally vote FOR such proposals, unless: (1) the total payout to the named executive officers is deemed excessive versus the transaction equity value of the merger, (2) the single-triggered component of the payout is excessive versus the total payout, or (3) the arrangements contain an overly liberal change in control definition.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

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401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation (Say on Pay)

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines (including those referenced under Section 1. The Board of Directors, Compensation Practices) and the proposal receives a negative recommendation from the Agent. Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding incentive structures, severance/termination payments, or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, factoring in whether the issuer has made improvements to its overall compensation program, and generally voting FOR if CEO pay appears aligned with performance and/or the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration. For say on pay proposals not supported by the Agent and referencing incentive plan concerns:

(1)

Short-term incentive plans: Proposals will be considered on a CASE-BY-CASE basis if they cite short-term incentive plans over which the board has exercised discretion to exclude extraordinary items, and voted AGAINST if treatment of such items has been inconsistent (e.g., exclusion of losses but not gains).

(2)

Long-term incentive plans: Proposals will be voted AGAINST if they cite long-term incentive plans that are inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions.

Generally, vote AGAINST proposals when named executives have material input into setting their own compensation.

Generally, vote AGAINST proposals presented by issuers subject to Troubled Asset Relief Program (TARP) provisions if there is inadequate discussion of the process for ensuring that incentive compensation does not encourage excessive risk-taking.

Frequency of Advisory Votes on Executive Compensation

Generally, support proposals seeking an annual say on pay and oppose those seeking a less frequent say on pay.

9.	State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed as a (1) potential takeover defense or (2) significant reduction of minority shareholder rights that outweigh the aggregate positive impact, but if so assessed, weighing management’s rationale for the change. Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported. Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.	Mergers and Corporate Restructurings

Input from the relevant Investment Professional(s) shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or relevant Investment Professional(s).

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Corporate Restructurings

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures, and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals if no input is provided by the relevant Investment Professional(s).

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal, such as a merger or corporate restructuring, is also supported. Absent such a proposal, vote FOR adjournment if all other proposals are supported and AGAINST if all others are opposed. Under any other circumstances, consider on a CASE-BY-CASE basis.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.	Mutual Fund Proxies

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

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Authorizing the Board to Hire and Terminate Sub-Advisers Without Shareholder Approval

Generally, vote FOR these proposals.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

The matters below should be examined on a CASE-BY-CASE basis:

•	Election of Directors

•	Converting Closed-end Fund to Open-end Fund

•	Proxy Contests

•	Investment Advisory Agreements

•	Preferred Stock Proposals

•	1940 Act Policies

•	Changing a Fundamental Restriction to a Nonfundamental Restriction

•	Change Fundamental Investment Objective to Nonfundamental

•	Name Rule Proposals

•	Disposition of Assets/Termination/Liquidation

•	Changes to the Charter Document

•	Changing the Domicile of a Fund

•	Change in Fund’s Subclassification

•	Distribution Agreements

•	Mergers

•	Reimburse Shareholder for Expenses Incurred

•	Terminate the Investment Adviser

•	Majority Voting Proposals

12.	Social and Environmental Issues

Boards of directors and company management are responsible for guiding the corporation in connection with matters that are most often the subject of shareholder proposals on social and environmental issues: ensuring that the companies they oversee comply with applicable legal, regulatory and ethical standards, effectively managing risk, and assessing and addressing matters that may have a financial impact on shareholder value. The Funds will generally vote in accordance with the board’s recommendation on such proposals unless it appears both that the stewardship noted above has fallen short and the issue is material to the company. The former may be evidenced by the company’s failure to align its actions and disclosure with market practice and that of its peers, or the company’s having been subject to significant controversies, litigation, fines, or penalties in connection with the relevant issue. Such instances will be considered CASE-BY-CASE. The Funds will generally vote AGAINST shareholder proposals

41

seeking to dictate corporate conduct, impose excessive costs or restrictions, duplicate policies already substantially in place, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter. The Funds may ABSTAIN from voting on shareholder proposals where application of the Guidelines is unclear. This may include cases where the concerns raised are considered valid but the policies or actions requested are not deemed appropriate or the issues are not clearly relevant to corporate performance or are not deemed appropriate for shareholder consideration.

13.	Global Proxies

Companies incorporated outside the U.S. shall generally be subject to the foregoing U.S. Guidelines if they are listed on a U.S. exchange and treated as a U.S. domestic issuer by the SEC. Where applicable and not provided for otherwise herein, certain U.S. Guidelines may also be applied to companies incorporated outside the U.S., e.g., companies with a significant base of U.S. operations and employees. However, the following provide for differing regulatory and legal requirements, market practices, and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals when the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate. For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice when shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting

•	that the meeting has been convened under local regulatory requirements

•	the presence of quorum

•	the agenda for the shareholder meeting

•	the election of the chair of the meeting

•	the appointment of shareholders to co-sign the minutes of the meeting

•	regulatory filings (e.g., to effect approved share issuances)

•	the designation of inspector or shareholder representative(s) of minutes of meeting

•	the designation of two shareholders to approve and sign minutes of meeting

•	the allowance of questions

•	the publication of minutes

•	the closing of the shareholder meeting

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Consider proposals seeking authority to call shareholder meetings on less than 21 days’ notice on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to consider whether the issuer has provided clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law and has historically limited its use of such authority to time-sensitive matters.

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled. Generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply. These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation. Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only when the nominee’s level of independence can be ascertained based on available disclosure. These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the relevant Investment Professional(s).

For issuers domiciled in Finland, France, Ireland, the Netherlands, Sweden, or tax haven markets, generally vote AGAINST non-independent directors opposed by the Agent when the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, vote AGAINST non-independent nominees to the audit committee, as well as bundled slates including such nominees, unless the Agent otherwise recommends support (e.g., due to market practices or requirements). If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support. For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply. For issuers in all markets, nominees (or slates of nominees) will be voted AGAINST if opposed by the Agent for failing to disclose audit fees broken down by category. If the Agent opposes audit committee members because fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, the provisions under Section 13. Ratification of Auditors and Approval of Auditors’ Fees shall apply.

Generally, vote FOR non-independent directors when the full board serves as the remuneration (compensation) or nominating committee, or the company does not have a remuneration or nominating committee, if the board meets the applicable independence requirements of the relevant listing exchange. Vote FOR non-independent directors who sit on the remuneration or

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nominating committees if such committee meets the applicable independence requirements of the relevant listing exchange.

Generally follow the Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled and includes independent nominees, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

Generally follow the Agent’s standards for withholding support (AGAINST or ABSTAIN, as appropriate) from bundled slates or non-independent directors (typically, but not always, excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

For issuers in Italy presenting multiple slates of directors (voto di lista), generally withhold support (AGAINST or ABSTAIN, as appropriate) from all slates until nominee names are disclosed, and upon disclosure, generally follow the Agent’s standards for assessing which slate is best suited to represent shareholder interests.

For issuers in Japan, generally follow the Agent’s recommendations in furtherance of greater board independence and minority shareholder protections, including:

•

At companies with controlling shareholders, if the board after the shareholder meeting does not include at least two directors deemed independent under the Agent’s standards, generally vote AGAINST reelection of top executives.

•

At companies with a three-committee structure, generally vote AGAINST (1) outside director nominees not deemed independent under the Agent’s standards if the board after the shareholder meeting is not majority independent and (2) non-independent directors on the nominating committee if the board does not include at least two directors deemed independent under the Agent’s standards.

•	At all companies, vote AGAINST the top executive if the board does not include at least one outside director.

Consider on a CASE-BY-CASE basis any nominee whom the Agent cites as having failed to implement a majority-approved shareholder proposal. Vote FOR if the shareholder proposal has been reasonably addressed. Vote AGAINST if the shareholder proposal is supported under these Guidelines and the board has not disclosed a credible rationale for not implementing the proposal.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees opposed by the Agent because they are presented in a manner not aligned with market best practice and/or regulation, including:

•	Bundled slates of nominees (e.g., Canada, France, Hong Kong, or Spain);

•	Simultaneous reappointment of retiring directors (e.g., South Africa);

•	In markets with term lengths capped by regulation or market practice, nominees whose terms exceed the caps or are not disclosed; or

•	Nominees whose names are not disclosed in advance of the meeting or far enough in advance relative to voting deadlines to make an informed voting decision.

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Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised. The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

When cumulative or net voting applies, generally vote with the Agent’s recommendation to support nominees asserted by the issuer to be independent, irrespective of audit committee membership, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally supporting nominees or slates of nominees unless:

•	The scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;

•	Culpability can be attributed to the nominee (e.g., nominee manages or audits the relevant function); and

•	The nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	The founding family has retained undue influence over the company despite a history of scandal or problematic controls;

•	The nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or

•	Evidence exists regarding compliance or accounting shortfalls.

If the Agent recommends withholding support due to other material failures or egregious actions, the Funds’ U.S. Guidelines with respect to such issues shall apply.

Consider nominees serving on the remuneration committee on a CASE-BY-CASE basis if the Agent recommends withholding support from nominees in connection with remuneration practices not otherwise supported by these Guidelines, including cases in which the issuer has not followed market practice by submitting a resolution on executive compensation. For Canadian issuers, the Funds’ U.S. Guidelines with respect to Section 1. Voting on Director Nominees in Uncontested Elections, Compensation Practices, shall apply.

For issuers in markets in which it is common practice for nominees’ attendance records to be disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply. The same two-year attendance policy shall be applied regarding attendance by directors and statutory auditors of Japanese companies if year-over-year data can be tracked by nominee.

Consider self-nominated or shareholder-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to

45

effect a “protest vote,” (2) a candidate will generally not be supported if the candidate’s agenda is not in line with the long-term best interests of the company, and (3) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat as a representative of a legal entity, generally vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from the legal entity and vote on the physical person.

Generally, vote with the Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification, or determination not to accept appointment).

Generally, vote with the Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

Board Structure

Generally, vote FOR proposals to fix board size, but vote AGAINST if the Agent opposes due to corporate governance, anti-takeover, or board independence concerns. Generally, vote FOR proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations. Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals. Consider other proposals regarding board structure or policies on a CASE-BY-CASE basis, voting AGAINST if they promote practices not supported under these Guidelines.

For Japanese issuers, generally, follow the Agent’s approach to proposals seeking a board structure that would provide greater independence oversight of management and the board.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the three-committee structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank, or one of its top shareholders. Where shareholders must vote on multiple nominees in a single resolution, vote AGAINST all nominees. When multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

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Key Committees

Generally, except where market practice otherwise dictates, vote AGAINST proposals that permit non-board members to serve on the audit, remuneration (compensation), or nominating committee, provided that bundled slates, if otherwise acceptable under these Guidelines, may be supported if no slate nominee serves on the relevant committee(s). If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.

Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meet exchange or market standards for independence.

For European issuers, vote AGAINST non-executive director remuneration if:

•	The advance general meeting documents do not specify fees paid to non-executive directors;

•	The company seeks to excessively increase the fees relative to market or sector practices without providing a reasonable rationale for the increase; or

•	It provides for granting of stock options or similarly structured equity-based compensation.

For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally follow the Agent’s guidelines on retirement and annual bonus payments, which include voting FOR retirement bonus proposals if all payments are for directors or auditors who have served as executives of the company and AGAINST such proposals if any payments are for outsiders, except when deemed appropriate by the Agent, provided that no payments shall be supported unless the individual or aggregate amounts are disclosed. In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

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Amendment Procedures for Equity Compensation Plans and Employee Share Purchase Plans (ESPPs)

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and ESPPs shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Compensation Plans and Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, votes with respect to equity compensation plans (e.g., option, warrant, restricted stock, or employee share purchase plans or participation in company offerings such as IPOs or private placements) or awards thereunder, the issuance of shares in connection with such plans, cash-based plans where appropriate, or related management proposals (e.g., article amendments), should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering quantitative or qualitative factors as appropriate for the market and utilizing the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST proposals that:

•	Exceed Agent’s recommended burn rates or dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);

•

Provide deep or near-term discounts (or the equivalent, such as dividend equivalents on unexercised options) to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting or performance requirements (e.g., Japan) or broad-based employee participation otherwise meeting the Agent’s standards (e.g., France);

•	Are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable due to market practice or other mitigating provisions;

•	Provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, or The Netherlands);

•

Permit financial assistance to executives, directors, subsidiaries, affiliates, or related parties under conditions not supported by the Agent (e.g., misaligned with shareholders’ interests and/or posing excessive risk or independence concerns);

•	For matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price, and performance criteria;

•

Provide for vesting upon change in control if deemed to evidence a potential conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•	Provide inadequate disclosure regarding vesting or performance requirements.

•	Include vesting or performance periods that do not meet market standards (or the Agent’s standards where market standards are unclear);

•	Permit post-employment vesting or exercise if deemed inappropriate by the Agent;

•

Allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans;

48

•	Provide for contract or notice periods or severance/termination payments that exceed market practice, e.g., relative to multiples of annual compensation;

•

Promote a pay practice (or combination of practices) not otherwise supported under these Guidelines that appears to diminish accountability to shareholders and/or has created a misalignment between CEO pay and performance with regard to shareholder value; or

•

Provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures if:

(1)	The company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice, or participation;

(2)	The recipient’s overall compensation appears reasonable;

(3)

Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meet exchange or market standards for independence.

Unless otherwise provided for herein, market practice of the primary country in which a company does business or competes for talent, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports (Advisory Votes on Executive Compensation)

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified) from remuneration reports/advisory votes on compensation that include compensation plans that:

(1)	Permit practices or features not supported under these Guidelines, including conditions described under Compensation Plans and Shares Reserved for Equity Compensation Plans above;

(2)	Permit retesting excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);

(3)

Cite long-term incentive plans deemed to be inadequately aligned with shareholders because the performance period is too short or they lack an appropriate equity component (e.g., overly cash-based plans), except that the latter will be considered CASE-BY-CASE in connection with executives already holding significant equity positions;

49

(4)	Cite equity award valuation methods triggering a negative recommendation from the Agent;

(5)	Include components, metrics, or rationales that have not been disclosed in line with market practice (although retrospective disclosure may be considered adequate);

(6)

For issuers in Australia, permit open market purchase of shares in support of equity grants in lieu of seeking shareholder approval, but only if the issuer has a history of significant negative votes when formally seeking approval for such grants; or

(7)

Include provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR. Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding vesting provisions, performance hurdles, discretionary bonuses, recruitment awards, retention incentives, non-compete payments, severance/termination payments, or incentive structures not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if:

(1)	The company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration;

(2)	The recipient’s overall compensation appears reasonable;

(3)

Potential payments or awards are not so significant (individually or collectively) as to potentially influence an executive’s decision-making (e.g., to enter into a transaction that will result in a change of control payment) or to effectively act as a poison pill; and

(4)	The board and/or responsible committee meet exchange or market standards for independence.

Reports with typically unsupported features may be voted FOR when the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Proposals to Provide an Advisory Vote on Executive Compensation

For issuers in Canada, generally support proposals seeking a say on pay, with a preference for an annual vote.

Shareholder Proposals Regarding Executive and Director Pay

Except as otherwise provided for herein, the Funds’ U.S. Guidelines with respect to shareholder proposals regarding executive and director pay shall generally apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights), or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong

50

Kong). Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds, or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants when concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows. Generally:

•

Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:

¡	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or

¡	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

•	Vote AGAINST proposals to adopt unlimited capital authorizations.

•	The Agent’s market-specific exceptions to the above parameters shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock, unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers, or repurchases) that do not meet the Agent’s standards. Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations

51

when responsibility for the actions can be reasonably attributed to the nominee. Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder or concert party from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding inadequate disclosure, remuneration arrangements (including severance/termination payments exceeding local standards for multiples of annual compensation), or consulting agreements with non-executive directors. Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale or disclosure provided and generally voted FOR if the overall remuneration package and/or program at issue appears reasonable and the board and/or responsible committee meet exchange or market standards for independence. Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee. However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.

For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which generally indicate a vote FOR such proposals if the level of disclosure and independence meet the Agent’s standards. However, if fees for non-audit services (excluding significant, one-time events) exceed 50 percent of total auditor fees, consider on a CASE-BY-CASE basis, and vote AGAINST ratification of auditors or approval of auditors’ fees opposed by the Agent if it appears that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence, including circumstances where no rationale is provided.

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In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Generally vote FOR such proposals by issuers in other markets.

In any markets, in the event management offers multiple dividend proposals on the same agenda, consider on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s) and voting decisions generally based on the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments and Issuance Requests

Generally, vote AGAINST proposals authorizing excessive discretion to a board to issue or set terms for debt instruments (e.g., commercial paper). Generally, vote FOR debt issuances for companies when the gearing level (current debt-to-equity ratio) is between zero and 100 percent. Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis. Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter, contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty), or is deemed likely to have a negative impact on director independence.

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Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares, unless concerns not otherwise supported under these Guidelines are raised by the Agent.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the relevant Investment Professional(s).

Article and Bylaw Amendments

Review on a CASE-BY-CASE basis all proposals seeking adoption of, or amendments to, the articles of association, bylaws, or related board policies.

Generally, vote FOR the proposal if:

•	The change or policy is editorial in nature;
•	Shareholder rights are protected;
•	There is negligible or positive impact on shareholder value;
•	Management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;
•	It seeks to discontinue and/or delist a form of the issuer’s securities when the relevant Fund does not hold the affected security type;
•	Notice or disclosure requirements are reasonable; or
•	The company is required to do so by law (if applicable).

Generally, vote AGAINST the proposal if:

•	It removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;
•	It reduces relevant disclosure to shareholders;
•	It seeks to align the articles with provisions of another proposal not supported by these Guidelines;
•	It is not supported under these Guidelines, is presented within a bundled proposal, and the negative impact, on balance, outweighs any positive impact; or
•

It imposes a negative impact on existing shareholder rights, including rights of the Funds, or diminishes accountability to shareholders to the extent that any positive impact would not be deemed to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.
•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the business or raises anti-takeover concerns.

•	If anti-takeover concerns exist, generally vote AGAINST management proposals,

54

including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.
•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a creeping takeover or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

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VOYA VARIABLE PORTFOLIOS, INC.

(“REGISTRANT”)

PART C: OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	(1)

Articles of Amendment and Restatement dated May 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(2)

Articles Supplementary dated August 12, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(3)

Articles Supplementary effective April 29, 2005 (issuance of Class ADV shares) – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

	(4)

Articles of Amendment dated February 17, 2004 (name change from ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Form N-1A Registration Statement on February 11, 2005 and incorporated herein by reference.

	(5)

Articles of Amendment dated April 30, 2004 (redesignation of Class R shares to Class I shares) – Filed as an Exhibit to Post-Effective Amendment No. 23 to the Registrant’s Form N-1A Registration Statement on February 11, 2005 and incorporated herein by reference.

	(6)

Articles of Amendment dated November 29, 2007 (dissolve ING VP International Equity Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

	(7)

Articles Supplementary dated November 30, 2007 (establishment of new series – ING WisdomTreeSM Global High-Yielding Equity Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

	(8)

Articles Supplementary dated February 15, 2008 (establishment of new series – ING International Index Portfolio, ING Lehman Brother Aggregate Bond Index® Portfolio, ING MorningTMStar U.S. Growth Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Mid Cap Index Portfolio, and ING RussellTM Small Cap Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant’s Form N-1A Registration Statement on February 29, 2008 and incorporated herein by reference.

	(9)

Articles of Amendment effective March 7, 2008 (name change from ING Lehman Brothers Aggregate Bond Index® Portfolio to ING Lehman Brothers U.S. Aggregate Bond Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

	(10)	Articles of Amendment effective April 28, 2008 (name change from ING VP Global Science and Technology Portfolio to ING BlackRock Global Science and Technology Portfolio; ING VP Growth Portfolio to ING Opportunistic LargeCap Growth Portfolio; and ING VP Value Opportunity Portfolio to ING Opportunistic LargeCap Value Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

(11)

Articles Supplementary dated June 6, 2008 (establishment of new series – ING Russell Global LargeCap
Index 85% Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form
N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

(12)

Articles of Amendment dated July 9, 2008 (establishment of new series – ING Global Equity Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

(13)

Articles Supplementary dated October 15, 2008 (establishment of new series – ING U.S. Government Money Market Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

(14)

Articles Supplementary effective January 23, 2009 (issuance of Service 2 Class shares) – Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

(15)

Articles Supplementary dated February 12, 2009 (issuance of ING Russell Large Cap Index Portfolio – Class I shares) – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(16)

Articles Supplementary dated March 18, 2009 (issuance of ING Hang Seng Index Portfolio, ING Russell Large Cap Growth Index Portfolio, ING Russell Large Cap Value Index Portfolio, ING Russell Large Cap Value Index Portfolio, and ING Russell Mid Cap Growth Index Portfolio – Class ADV, Class I, Class S, and Class S2 shares) – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(17)

Articles of Amendment effective May 1, 2009 (name change from ING BlackRock Global Science and Technology Portfolio to ING BlackRock Science and Technology Opportunities Portfolio; ING Lehman Brothers U.S. Aggregate Bond Index Portfolio to ING U.S. Bond Index Portfolio; ING Opportunistic LargeCap Value Portfolio to ING Opportunistic LargeCap Portfolio; ING Russell Global Large Cap Index 85% Portfolio to ING Russell Global Large Cap Index 75% Portfolio; ING VP Index Plus LargeCap Portfolio to ING Index Plus LargeCap Portfolio; ING VP Index Plus MidCap Portfolio to ING Index Plus MidCap Portfolio; ING VP Index Plus SmallCap to ING Index Plus SmallCap; and ING VP Small Company Portfolio to ING Small Company Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(18)

Articles Supplementary dated June 22, 2009 (issuance of ING Dow Jones Euro STOXX 50® Index Portfolio, ING FTSE 100 Index® Portfolio, ING Japan Equity Index Portfolio, and ING NASDAQ 100 Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 31, 2009 and incorporated herein by reference.

(19)

Articles Supplementary dated July 31, 2009 (increase authorized shares of ING International Index Portfolio and ING Russell Large Cap Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(20)

Articles Supplementary dated August 5, 2009 (increase authorized shares of ING Dow Jones Euro STOXX 50® Index Portfolio, ING Russell Mid Cap Index Portfolio, and ING U.S. Bond Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(21)	Articles of Amendment dated September 21, 2009 (dissolution of ING Opportunistic LargeCap Growth Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(22)

Plan of Liquidation and Dissolution of Series effective October 23, 2009 (liquidation and dissolution of
ING Global Equity Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the
Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(23)

Articles of Amendment, effective October 30, 2009, (name change from ING Nasdaq 100 Index Portfolio to ING NASDAQ 100® Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A Registration Statement on February 10, 2010 and incorporated herein by reference.

(24)

Articles of Amendment, effective April 30, 2010, (name change from ING Dow Jones Euro STOXX 50® Index Portfolio to ING Euro STOXX 50® Index Portfolio, and ING Japan Equity Index Portfolio to ING Japan TOPIX Index® Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(25)

Articles of Amendment dated July 20, 2010 (dissolution of Class S2 shares of ING Hang Seng Index Portfolio, ING Russell Large Cap Growth Index Portfolio, and ING Russell Large Cap Value Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(26)

Articles of Amendment dated August 10, 2010 (dissolution of ING Global Equity Option Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(27)

Articles of Amendment dated September 8, 2010 (dissolution of ING Opportunistic LargeCap Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(28)

Articles of Amendment dated January 6, 2011 (dissolution of ING U.S. Government Money Market Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(29)

Articles Supplementary dated January 26, 2011 (issuance of Class ADV and Class I shares of ING Australia Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(30)

Articles Supplementary dated October 19, 2011 (issuance of ING Emerging Markets Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(31)

Articles of Amendment dated April 13, 2011 (dissolution of ING NASDAQ 100 Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(32)

Articles Supplementary dated December 11, 2008 (classification and designation of Class I shares of ING Russell Large Cap Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

(33)	Articles of Amendment dated June 19, 2009 (dissolution of ING Morningstar U.S. Growth Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(34)

Plan of Liquidation and Dissolution of Series effective April 7, 2010 with respect to ING RussellTM Global
Large Cap Index 75% Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s
Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(35)

Articles of Amendment dated October 17, 2012 (dissolution of ING WisdomTree Global High-Yielding Equity Index Portfolio Class I shares) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(36)

Articles of Amendment dated April 22, 2013 (dissolution of ING BlackRock Science and Technology Opportunities Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(37)

Articles of Amendment effective July 12, 2013 (name change from ING WisdomTree Global High-Yielding Equity Index Portfolio to ING Global Value Advantage Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(38)

Articles Supplementary dated August 7, 2013 (increase number of authorized shares of ING U.S. Bond Index Portfolio for Class I) – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(39)

Articles Supplementary dated April 7, 2014 (classification and designation of Class I shares for Voya Global Value Advantage Portfolio and authorizing the increase in number of authorized shares of Class ADV shares of Voya International Index Portfolio) – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(40)

Articles of Amendment effective May 1, 2014 (change of names of Registrant and Series) – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(41)	Articles Supplementary (classification and designation of Class T shares for Voya Global Value Advantage Portfolio) – To be filed by subsequent Post-Effective Amendment.
(b)	(1)

Second Amended and Restated Bylaws – Filed as an Exhibit to the Post-Effective Amendment No. 27 to the Registrant’s Form N-1A Registration Statement on April 27, 2006 and incorporated herein by reference.

(i)      Amendment adopted on March 11, 2010, to the Second Amended and Restated By-Laws of Voya Variable Portfolios, Inc. – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

(c)	Instruments Defining Rights of Holders – Filed as an Exhibit to Pre-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on June 4, 1996 and incorporated herein by reference.
(d)	(1)	Investment Management Agreement between Voya Investments, LLC (formerly, ING Investments, LLC) and Voya Variable Portfolios, Inc. dated May 7, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(i)	Amended Schedule A to the Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. effective May 7, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(ii)	Waiver Letter dated May 1, 2014 to the Amended Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya RussellTM Large Cap Growth Index Portfolio, Voya RussellTM Large Cap Value Index Portfolio, Voya RussellTM Mid Cap Growth Index Portfolio, and Voya Hang Seng Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(iii)	Waiver Letter dated May 1, 2014 to the Amended Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya Euro STOXX 50® Portfolio, Voya FTSE 100 Index® Portfolio, and Voya Japan TOPIX Index® Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(iv)	Side Letter Agreement dated May 1, 2014 to the Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya Russell™ Large Cap Growth Index Portfolio and Voya Russell™ Large Cap Value Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(v)	Waiver Letter dated May 1, 2014 to the Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya Australia Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(vi)	Waiver Letter dated May 1, 2014 to the Investment Management Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 with respect to Voya Emerging Markets Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

(2)	Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC (formerly, ING Investment Management Co. LLC) dated May 7, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(i)	Waiver Letter dated May 1, 2014 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated May 7, 2013 with respect to Voya Australia Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(ii)	Waiver Letter dated May 1, 2014 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated May 7, 2013 with respect to Voya Emerging Markets Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

(iii)	Waiver Letter dated May 1, 2014 to the Sub-Advisory Agreement between Voya Investments, LLC and Voya Investment Management Co. LLC dated May 7, 2013 with respect to Voya Euro STOXX 50® Portfolio, Voya FTSE 100 Index® Portfolio, and Voya Japan TOPIX Index® Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

(d)	(3)

Expense Limitation Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

		(i)	Amended Schedule A effective May 1, 2014 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

		(ii)	Side Letter Agreement (Class ADV, Class S, and Class S2 shares of Voya Global Value Advantage Portfolio) dated January 1, 2014 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

		(iii)	Side Letter Agreement (Voya International Index Portfolio) dated March 14, 2014 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

		(iv)	Side Letter Agreement (Class I shares of Voya Global Value Advantage Portfolio) dated May 1, 2014 to the Expense Limitation Agreement between Voya Investments, LLC and Voya Variable Portfolios, Inc. dated May 7, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

(e)	(1)	Distribution Agreement between Voya Variable Portfolios, Inc. and Voya Investments Distributor, LLC (formerly, ING Investments Distributor, LLC) dated May 7, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

(f)	Directors’ Deferred Compensation Plan, effective September 15, 2005 – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

(g)	(1)	Custody Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

		(i)	Amended Exhibit A dated August 6, 2014 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003 –Filed herein.

	(2)	Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

		(i)	Amended Exhibit A dated August 6, 2014 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed herein.

		(ii)	Amended Schedule 2, effective June 4, 2008, to the Foreign Custody Manager Agreement with the Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

	(3)	Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i) Amended Exhibit A dated August 6, 2014 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed herein.

(ii)

Amendment, effective October 1, 2011, to Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

(h)	(1)

Amended and Restated Administration Agreement between Voya Funds Services, LLC (formerly, ING Funds Services, LLC) and Voya Variable Portfolios, Inc. dated April 1, 2002 and amended and restated on March 14, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

(i)

Side Agreement dated May 1, 2014 to the Amended and Restated Administration Agreement between Voya Funds Services, LLC and Voya Variable Portfolios, Inc. dated April 1, 2002 and amended and restated on March 14, 2013, with respect to Voya Euro STOXX 50® Portfolio, Voya FTSE 100 Index® Portfolio, and Voya Japan TOPIX Index® Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

(ii)

Side Agreement dated May 1, 2014 to the Amended and Restated Administration Agreement between Voya Funds Services, LLC and Voya Variable Portfolios, Inc. dated April 1, 2002 and amended and restated on March 14, 2013, with respect to Voya Australia Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

(iii) Side Agreement dated May 1, 2014 to the Amended and Restated Administration Agreement between Voya Funds Services, LLC and Voya Variable Portfolios, Inc. dated April 1, 2002 and amended and restated on March 14, 2013, with respect to Voya Emerging Markets Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(2)	License Agreement between Aetna Services, Inc. and Aetna Variable Portfolios, Inc. dated June 19, 1996 – Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on March 7, 1997 and incorporated herein by reference.

	(3)	Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(i) Amended Exhibit A dated August 6, 2014 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003 – Filed herein.

	(4)	Allocation Agreement (Investment Company Blanket Bond) dated September 24, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(i)	Amended Schedule A dated April 2007 to the Allocation Agreement dated September 24, 2003 – Filed as an Exhibit to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A Registration Statement on April 28, 2010 and incorporated herein by reference.

(5)	Allocation Agreement (Directors and Officers Liability) dated September 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 29 to the Registrant’s Form N-1A Registration Statement on April 27, 2007 and incorporated herein by reference.

	(i)	Amended Schedule A dated April 2007 to the Allocation Agreement (Directors and Officers Liability) dated September 26, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 39 to the Registrant’s Form N-1A Registration Statement on April 25, 2008 and incorporated herein by reference.

(6)	Transfer Agency Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (formerly, PNC Global Investment Servicing (U.S.) Inc.) dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

	(i)	Amendment, effective February 8, 2011, to the Transfer Agency Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 60 to the Registrant’s Form N-1A Registration Statement on April 25, 2011 and incorporated herein by reference.

	(ii)	Amended Exhibit A dated February 29, 2012 to the Transfer Agency Services Agreement with BNY Mellon Investment Servicing (U.S.) Inc. dated February 25, 2009 – Filed as an Exhibit to Post-Effective Amendment No. 65 to the Registrant’s Form N-1A Registration Statement on April 26, 2012 and incorporated herein by reference.

(7)	Participation Agreement between Voya Variable Portfolios, Inc., Connecticut General Life Insurance Company, and Voya Investments Distributor, LLC dated August 15, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(8)	Participation Agreement between Voya Variable Portfolios, Inc., ReliaStar Life Insurance Company, and Voya Investments Distributor, LLC dated May 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(i)	Amendment, executed October 15, 2002, to the Participation Agreement between Voya Variable Portfolios, Inc., ReliaStar Life Insurance Company, and Voya Investments Distributor, LLC dated May 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(ii)	Amendment, executed September 22, 2003, to the Participation Agreement between Voya Variable Portfolios, Inc., ReliaStar Life Insurance Company, and Voya Investments Distributor, LLC dated May 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(9)	Participation Agreement between Voya Variable Portfolios, Inc., ReliaStar Life Insurance Company of New York and Voya Investments Distributor, LLC dated May 1, 2002 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(10)

Participation Agreement between Voya Variable Portfolios, Inc., Security Life of Denver Insurance Company, and Voya Investments Distributor, LLC dated May 1, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(11)	Participation Agreement between Voya Variable Portfolios, Inc., Southland Life Insurance Company, and Voya Investments Distributor, LLC dated May 1, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(12)	Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(i)	Amendment No. 1, executed May 1, 2000, to the Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(ii)	Amendment No. 2, executed June 26, 2001, to the Participation Agreement between Aetna Insurance Company of America, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(13)	Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(i)	Amendment, executed November 9, 1998, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(ii)	Amendment, executed June 1, 1999, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(iii)	Second Amendment, executed December 31, 1999, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(iv) Third Amendment, executed February 11, 2000, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(v) Fourth Amendment, executed May 1, 2000, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(vi) Fifth Amendment, executed February 27, 2001, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

(vii) Sixth Amendment, executed June 19, 2001, to the Participation Agreement between Aetna Life Insurance and Annuity Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated May 1, 1998 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(14)	Participation Agreement between Golden American Life Insurance Company, Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc., and Aeltus Investment Management, Inc. dated July 16, 2001 – Filed as an Exhibit to Post-Effective Amendment No. 22 to the Registrant’s Form N-1A Registration Statement on April 30, 2004 and incorporated herein by reference.

	(15)	Participation Agreement between iShares Trust, iShares Inc., and ING RussellTM Global Large Cap Index 85% Portfolio dated September 15, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

(i)	(1)	Opinion of counsel regarding the legality of the securities being registered with regard to Class ADV shares – Filed as an Exhibit to Post-Effective Amendment No. 25 to the Registrant’s Form N-1A Registration Statement on April 28, 2005 and incorporated herein by reference.

	(2)	Opinion of counsel regarding the legality of the securities being registered with regard to ING WisdomTreeSM Global High-Yielding Equity Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

	(3)	Opinion of counsel regarding the legality of the securities being registered with regard to ING International Index Portfolio, ING Lehman Brothers Aggregate Bond Index® Portfolio, ING Russell Large Cap Index Portfolio, ING Russell Mid Cap Index Portfolio, and ING Russell Small Cap Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 37 to the Registrant’s Form N-1A Registration Statement on February 29, 2008 and incorporated herein by reference.

	(4)	Opinion of counsel regarding the legality of the securities being registered with regard to ING Morningstar® U.S. GrowthSM Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A Registration Statement on April 28, 2008 and incorporated herein by reference.

	(5)	Opinion of counsel regarding the legality of the securities being registered with regard to ING Global Equity Option Portfolio and ING RussellTM Global Large Cap Index 85% Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A Registration Statement on August 19, 2008 and incorporated herein by reference.

	(6)	Opinion of counsel regarding the legality of the securities being registered with regard to ING U.S. Government Money Market Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A Registration Statement on October 30, 2008 and incorporated herein by reference.

	(7)	Opinion of counsel regarding the legality of the securities being registered with regard to Class ADV shares of ING BlackRock Global Science and Technology Portfolio and ING VP Small Company Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 45 to the Registrant’s Form N-1A Registration Statement on December 15, 2008 and incorporated herein by reference.

	(8)	Opinion of counsel regarding the legality of the securities being registered with regard to Class S2 shares of the Registrant – Filed as an Exhibit to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A Registration Statement on February 20, 2009 and incorporated herein by reference.

	(9)	Opinion of counsel regarding the legality of the securities being registered with regard to Class ADV, Class I, Class S, and Class S2 shares of ING Hang Seng Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, and ING RussellTM Mid Cap Growth Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A Registration Statement on April 30, 2009 and incorporated herein by reference.

	(10)	Opinion of counsel regarding the legality of the securities being registered with regard to Class ADV and Class I shares of ING Dow Jones Euro STOXX 50® Portfolio, ING FTSE 100 Index® Portfolio, ING Japan Equity Index Portfolio, and ING NASDAQ 100 Index® Portfolio – Filed as an exhibit to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A Registration Statement on July 31, 2009 and incorporated herein by reference.

	(11)	Opinion of counsel regarding the legality of the securities being registered with regard to Class ADV and Class I shares of ING Australia Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant’s Form N-1A Registration Statement on February 25, 2011 and incorporated herein by reference.

	(12)	Opinion of counsel regarding the legality of the securities being registered with regard to ADV Class, Class I, Class S, and Class S2 shares’ of ING Emerging Markets Index Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 63 to the Registrant’s Form N-1A Registration Statement on November 28, 2011 and incorporated herein by reference.

	(13)	Opinion of counsel regarding the legality of the securities being registered with regard to Class I shares of Voya Global Value Advantage Portfolio – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(14)	Opinion of counsel regarding the legality of the securities being registered with regard to Class T shares of Global Value Advantage Portfolio – To be filed by subsequent Post-Effective Amendment.

(j)	(1)	Consent of Goodwin Procter LLP – To be filed by subsequent Post-Effective Amendment.

	(2)	Consent of KPMG LLP – To be filed by subsequent Post-Effective Amendment.

(k)	N/A

(l)	Agreement regarding Initial Contribution to Working Capital for Value VP, Growth VP, Large Cap VP, MidCap VP, SmallCap VP, International VP, and Small Company VP – Filed as an Exhibit to Post-Effective Amendment No. 1 to the Registrant’s Form N-1A Registration Statement on March 7, 1997 and incorporated herein by reference.

(m)	(1)	Second Amended and Restated Shareholder Services and Distribution Plan for Class S shares, effective November 21, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

	(2)	Amended and Restated Shareholder Service and Distribution Plan for Class ADV shares effective November 21, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

(i) Waiver Letter dated May 1, 2014 with respect to Voya International Index Portfolio to the Amended and Restated Shareholder Service and Distribution Plan for Class ADV shares effective November 21, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

	(3)	Amended and Restated Shareholder Services and Distribution Plan for Class S2 shares between Voya Variable Portfolios, Inc. and Voya Investments Distributor, LLC effective November 21, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

(i) Waiver Letter dated May 1, 2014 to the Amended and Restated Shareholder Services and Distribution Plan for Class S2 shares between Voya Variable Portfolios, Inc. and Voya Investments Distributor, LLC effective November 21, 2013 – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

(ii) Waiver Letter dated May 1, 2014 with respect to Voya International Index Portfolio to the Amended and Restated Shareholder Services and Distribtuion Plan for Class S2 shares between Voya Variable Portfolios, Inc. and Voya Investments Distributor, LLC – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

(n)	(1)	Amended and Restated Multi-Class Plan pursuant to Rule 18f-3 for Voya Variable Portfolios, Inc., effective January 1, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 34 to the Registrant’s Form N-1A Registration Statement on January 25, 2008 and incorporated herein by reference.

(i) Amended Schedule A dated January 23, 2014 to the Amended and Restated Multiple Class Plan pursuant to Rule 18f-3 for Voya Variable Portfolios, Inc. effective January 1, 2008 – Filed as an Exhibit to Post-Effective Amendment No. 71 to the Registrant’s Form N-1A Registration Statement on April 28, 2014 and incorporated herein by reference.

(o)		N/A

(p)	(1)	Voya Funds and Advisers Code of Ethics, amended May 2014 – Filed herein.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Voya Variable Portfolios, Inc. is a Maryland corporation for which separate financial statements are filed.

[As of [November 17, 2014], no person owned, beneficially or of record, more than 25% of the Registrant’s outstanding voting securities other than as listed below.]

Portfolio	Variable Contract/Qualified Plan Name	% of Portfolio

A list of all persons directly or indirectly under common control with Voya Variable Portfolios, Inc. is incorporated herein by reference to Item 31 of the Post-Effective Amendment No. 18 to the Registration Statement on Form N-4 (File No. 33-81216), as filed with the Securities and Exchange Commission on April 9, 2001.

ITEM 30. INDEMNIFICATION

Article 10, Section (iv) of Voya Variable Portfolios, Inc.’s Articles of Incorporation, as amended, provides the following:

(iv)	The Corporation shall indemnify its officers, directors, employees, and agents and any person who serves at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise as follows:

	(a)	Every person who is or has been a director, officer, employee, or agent of the Corporation and persons who serve at the Corporation’s request as director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall be indemnified by the Corporation to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him/her in connection with any debt, claim, action, demand, suit, proceeding, judgment, decree, liability, or obligation of any kind in which he/she becomes involved as a party or otherwise by virtue of his/her being or having been a Director, officer, employee, or agent of the Corporation or of another corporation, partnership, joint venture, trust, or other enterprise at the request of the Corporation, and against amounts paid or incurred by him/her in the settlement thereof.

	(b)	The words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, administrative, legislative, investigative, or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties, and other liabilities.

	(c)	No indemnification shall be provided hereunder to a director, officer, employee, or agent against any liability to the Corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

	(d)	The rights of indemnification provided herein may be insured against by policies maintained by the Corporation, shall be several, shall not affect any other rights to which any director, officer, employee or agent may now or hereafter be entitled, shall continue as to a person who has ceased to be such director, officer, employee, or agent, and shall inure to the benefit of the heirs, executors and administrators of such a person.

	(e)	In the absence of a final decision on the merits by a court or other body before which such proceeding was brought, an indemnification payment will not be made, except as provided in subparagraph (f) of this paragraph (iv), unless in the absence of such a decision, a reasonable determination based upon a factual review has been made:

(1) By a majority vote of a quorum of non-party directors who are “not interested persons” of the Corporation (as defined in the 1940 Act); or

(2) By independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties.

(f)	The Corporation further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an officer, director or controlling person of the Corporation will not be made absent the fulfillment of at least one of the following conditions:

	(1)	The indemnity provides security for his undertaking;

	(2)	The Corporation is insured against losses arising by reason of any lawful advances; or

	(3)	A majority of a quorum of non-party directors who are “not interested” persons or independent legal counsel in a written opinion makes a factual determination that there is a reason to believe the indemnity will be entitled to indemnification.

(g)	Neither the amendment nor repeal of this paragraph (iv) of Article 9, nor the adoption of any amendment of any other provision of the Charter or Bylaws of the Corporation inconsistent with this paragraph (iv) of Article 10 shall apply to or affect in any respect the applicability of the preceding provisions with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

In addition, Voya Variable Portfolios, Inc.’s officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2014.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers, and controlling persons of Voya Variable Portfolios, Inc. pursuant to the foregoing provisions or otherwise, Voya Variable Portfolios, Inc. has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Voya Variable Portfolios, Inc. of expenses incurred or paid by a director, officer, or controlling person of Voya Variable Portfolios, Inc. in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the shares being registered, Voya Variable Portfolios, Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

Pursuant to Indemnification Agreements between the Company and each Independent Director, the Company indemnifies each Independent Director against any liabilities resulting from the Independent Director’s serving in such capacity, provided that the Independent Director has not engaged in certain disabling conduct.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

Information as to the directors and officers of Voya Investments, LLC, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Voya Investments, LLC in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-48282) filed under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is incorporated herein by reference thereto.

Information as to the directors and officers of the sub-advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the sub-advisers in the last two years, are included in their applications for registration as investment advisers on Forms ADV for Voya Investment Management Co. LLC (File No.801-9046), and ING Investment Management Asia/Pacific (Hong Kong) LTD (801-64490).

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Voya Investments Distributor, LLC is the principal underwriter for Voya Balanced Portfolio, Inc. (formerly, ING Balanced Portfolio, Inc.); Voya Equity Trust (formerly, ING Equity Trust); Voya Funds Trust (formerly, ING Funds Trust); Voya Intermediate Bond Portfolio (formerly, ING Intermediate Bond Portfolio); Voya Investors Trust (formerly, ING Investors Trust); Voya Mutual Funds (formerly, ING Mutual Funds); Voya Money Market Portfolio (formerly, ING Money Market Portfolio); Voya Partners, Inc. (formerly, ING Partners, Inc.); Voya Prime Rate Trust (formerly, ING Prime Rate Trust); Voya Senior Income Fund (formerly, ING Senior Income Fund); Voya Separate Portfolios Trust (formerly, ING Separate Portfolios Trust); Voya Series Fund, Inc. (formerly, ING Series Fund, Inc.); Voya Strategic Allocation Portfolios, Inc. (formerly, ING Strategic Allocation Portfolios, Inc.); Voya Variable Funds (formerly, ING Variable Funds); Voya Variable Insurance Trust (formerly, ING Variable Insurance Trust); Voya Variable Portfolios, Inc.; and Voya Variable Products Trust (formerly, ING Variable Products Trust).

(b)	Information as to the directors and officers of the Distributor, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Distributor in the last two years, is included in its application for registration as a broker-dealer on Form BD (File No. 8-48020) filed under the Securities Exchange Act of 1934 and is incorporated herein by reference thereto.

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of (a) Voya Variable Portfolios, Inc., (b) the Investment Adviser, (c) the Distributor, (d) the Custodian, (e) the Transfer Agent, and (f) each Sub-Adviser. The address of each is as follows:

(a)	Voya Variable Portfolios, Inc.
7337 East Doubletree Ranch Rd., Suite 100
Scottsdale, AZ 85258

(b)	Voya Investments, LLC
7337 East Doubletree Ranch Rd., Suite 100
Scottsdale, AZ 85258

(c)	Voya Investments Distributor, LLC
7337 East Doubletree Ranch Rd., Suite 100
Scottsdale, AZ 85258

(d)	The Bank of New York Mellon
One Wall Street
New York, NY 10286

(e)	BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

(f)	(1) Voya Investment Management Co. LLC
230 Park Avenue
New York, New York 10169

ITEM 34. MANAGEMENT SERVICES

Not Applicable.

ITEM 35. UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 73 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 18th day of September, 2014.

VOYA VARIABLE PORTFOLIOS, INC.

By:	/s/ Huey P. Falgout Jr.
Huey P. Falgout Jr.
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

	President, Chief Executive	September 18, 2014
Shaun P. Mathews *	Officer and Interested Director

	Senior Vice President and	September 18, 2014
Todd Modic*	Chief/Principal Financial Officer

	Director	September 18, 2014
Colleen D. Baldwin*

	Director	September 18, 2014
John V. Boyer*

	Director	September 18, 2014
Patricia W. Chadwick*

	Director	September 18, 2014
Albert E. DePrince Jr.*

	Director	September 18, 2014
Peter S. Drotch*

	Director	September 18, 2014
J. Michael Earley*

	Director	September 18, 2014
Russell H. Jones*

	Director	September 18, 2014
Patrick W. Kenny*

	Director	September 18, 2014
Joseph E. Obermeyer*

	Director	September 18, 2014
Sheryl K. Pressler*

	Director	September 18, 2014
Roger B. Vincent*

*By:	/s/ Huey P. Falgout Jr.
Huey P. Falgout Jr.
Attorney-in-Fact**

**	Powers of attorney for Todd Modic and each Director dated May 22, 2013 are filed as an attachment to Post-Effective Amendment No. 70 to the Registrant’s Form N-1A Registration Statement on February 11, 2014 and incorporated herein by reference.

EXHIBIT INDEX

ING Variable Portfolios, Inc.

Exhibit Number	Exhibit Description
(g)(1)(i)	Amended Exhibit A dated August 6, 2014 to the Custody Agreement with The Bank of New York Mellon dated January 6, 2003
(g)(2)(i)	Amended Exhibit A dated August 6, 2014 to the Foreign Custody Manager Agreement with The Bank of New York Mellon dated January 6, 2003
(g)(3)(i)	Amended Exhibit A dated August 6, 2014 to the Securities Lending Agreement and Guaranty with The Bank of New York Mellon dated August 7, 2003
(h)(3)(i)	Amended Exhibit A dated August 6, 2014 to the Fund Accounting Agreement with The Bank of New York Mellon dated January 6, 2003
(p)(1)	Voya Funds and Advisers Code of Ethics, amended May 2014